UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21982

Guggenheim Strategic Opportunities Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee

227 West Monroe Street, Chicago, 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end: May 31

Date of reporting period: June 1, 2020 - May 31, 2021

Item 1. Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/GOF

... YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/gof, you will find:

• Daily, weekly and monthly data on share prices, net asset values,

distributions and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

DEAR SHAREHOLDER (Unaudited)	May 31, 2021

We thank you for your investment in the Guggenheim Strategic Opportunities Fund (the “Fund”). This report covers the Fund’s performance for the 12-month period ended May 31, 2021.

The recovery from the COVID-19 outbreak has been faster than many expected. Consumer confidence has held up well as massive fiscal support drove positive personal income growth and a swift monetary policy response led to gains in household net worth. While fiscal support and COVID-19 vaccines continue to be deployed, disruptions in the economy and markets caused by the COVID-19 pandemic may continue and materially impact the Fund and its assets.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Economic and Market Overview and the Questions & Answers sections of this report, which begin on page 5. There you will find information on Guggenheim’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy. The Fund’s sub-adviser seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2021, the Fund provided a total return based on market price of 45.59% and a total return based on NAV of 27.20%. As of May 31, 2021, the Fund’s market price of $20.90 per share represented a premium of 22.58% to its NAV of $17.05 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

From June 2020 through May 2021, the Fund paid a monthly distribution of $0.1821 per share. The most recent distribution represents an annualized distribution rate of 10.46% based on the Fund’s closing market price of $20.90 per share on May 31, 2021. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. Please see the Distributions to Shareholders & Annualized Distribution Rate on page 26, and Note 2(f) on page 77 for more information on distributions for the period.

Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

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DEAR SHAREHOLDER (Unaudited) continued	May 31, 2021

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 115 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP effectively provides an income averaging technique which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gof.

Sincerely,

Guggenheim Funds Investment Advisors, LLC
Guggenheim Strategic Opportunities Fund

June 30, 2021

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ECONOMIC AND MARKET OVERVIEW (Unaudited)	May 31, 2021

The Treasury yield curve steepened in the 12 months ending May 31, 2021, as investors reacted to inflationary fears and uncertainty about the stability of the economic recovery and the direction of future Federal Reserve (the “Fed”) policy. During that time, the yield on the two-year Treasury declined by 2 basis points (“bps”) to 0.14 from 0.16, and the 10-year U.S. Treasury climbed 93 bps to 1.58% from 0.65%. The spread between the two-year Treasury and 10-year Treasury widened from 49 bps to 144 bps. One basis point is equal to one-hundredth of one percent, or .01%.

U.S. economic growth picked up in the first half of 2021 as new COVID-19 cases subsided and fiscal policy gained traction. First quarter real gross domestic product (“GDP”) increased by a robust 6.4% annualized, and we expect growth could accelerate to 11% annualized in the second quarter as the COVID-19 vaccine rollout and looser state restrictions allow for greater services spending. Personal consumption should continue to power growth, as households are flush with cash due to the past year’s pandemic-related spending constraints, record fiscal transfers, and surging equity and real estate valuations.

The combination of recovering demand and lingering supply constraints is leading to price increases across a range of goods and services despite the prevalence of excess capacity in many sectors. This apparent contradiction can also be seen in the labor market data: The unemployment rate remains elevated at 5.8%—and the labor force participation rate is 1.8% below its pre-pandemic peak—but a record share of small business owners report difficulty in finding workers. We expect these pandemic-induced supply constraints and associated price pressures to be transitory, as do Fed officials who will discount the noisy inflation data in coming months. Our analysis suggests that the secular disinflationary headwinds of the past few decades will prove more lasting than a rise in prices due to temporary supply shortages.

Against this backdrop we expect Fed policymakers will defer the tapering of the Fed’s $120 billion in monthly asset purchases until 2022, which would also push back the timing of the first rate hike. Another potentially dovish variable is that President Biden will have an opportunity to appoint up to four new Fed governors in the next seven months, including a new chair. We expect an emphasis on diverse candidates whose professional focus skews toward labor market inequality. This would underscore the Fed’s new commitment to a “broad based and inclusive” interpretation of its maximum employment mandate, and could result in low rates for longer.

The economy’s ability to fully recover from the pandemic depends in large part on the success of the global vaccination campaign. While the U.S. is on track to inoculate over 60% of the population later this year, vaccination drives outside of the U.S. are progressing more slowly, especially in lower-income countries with large populations. Many of these are reliant on traditional vaccine technologies that deliver lower protection rates. As a result, the world economy faces sharply divergent growth prospects, which will likely limit the Fed’s ability to hike rates as soon as markets are pricing (25 bps by January 2023) without triggering a disruptive rise in the dollar. The upshot is we expect that real U.S. interest rates will remain deeply negative, providing a risk-friendly backdrop for investors.

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QUESTIONS & ANSWERS (Unaudited)	May 31, 2021

Guggenheim Strategic Opportunities Fund (“Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes B. Scott Minerd, Chairman of Guggenheim Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Chief Investment Officer, Fixed Income; Steven H. Brown, CFA, Senior Managing Director and Portfolio Manager; and Adam Bloch, Managing Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the 12-month period ended May 31, 2021.

What is the Fund’s investment objective and how is it pursued?

The Fund seeks to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis.

The Fund seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Fund seeks to achieve its investment objective by investing in a wide range of fixed-income and other debt and senior-equity securities (“Income Securities”) selected from a variety of credit qualities and sectors, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency securities, mezzanine and preferred securities and convertible securities, and in common stocks, limited liability company interests, trust certificates, and other equity investments (“Common Equity Securities”), exposure to which is obtained primarily by investing in exchange-traded funds (“ETFs”) that Guggenheim believes offer attractive yield and/or capital appreciation potential, including employing a strategy of writing (selling) covered call and put options on such equities. Guggenheim believes the volatility of the Fund can be reduced by diversifying across a large number of sectors and securities, some of which historically have not been highly correlated to one another.

Under normal market conditions:

• The Fund may invest without limitation in fixed-income securities rated below investment grade (commonly referred to as “junk bonds”);

• The Fund may invest up to 20% of its total assets in non-U.S. dollar denominated fixed-income securities of corporate and governmental issuers located outside the U.S., including up to 10% of total assets in fixed-income securities of issuers located in emerging markets;

• The Fund may invest up to 50% of its total assets in common equity securities, and the Fund may invest in ETFs or other investment funds that track equity market indices and/or through derivative instruments that replicate the economic characteristics of exposure to Common Equity Securities; and

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2021

• The Fund may invest up to 30% of its total assets in investment funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly, of which amount up to 30% of the Fund’s total assets may be invested in investment funds that are registered as investment companies under the Investment Company Act of 1940 (the “1940 Act”) to the extent permitted by applicable law and related interpretations of the staff of the U.S. Securities and Exchange Commission.

Guggenheim’s process for determining whether to buy a security is a collaborative effort between various groups including: (i) economic research, which focus on key economic themes and trends, regional and country-specific analysis, and assessments of event-risk and policy impacts on asset prices, (ii) the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, (iii) its Sector Specialists, who are responsible for identifying investment opportunities in particular securities within these sectors, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities, and (iv) portfolio managers, who determine which securities best fit the Fund based on the Fund’s investment objective and top-down sector allocations. In managing the Fund, Guggenheim uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each issuer, region and sector. Guggenheim also considers macroeconomic outlook and geopolitical issues.

The Fund may use financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.

What are the details of the Guggenheim closed-end fund merger announcement made on April 20, 2021?

Guggenheim Investments announced that the Boards of Trustees of each of Guggenheim Strategic Opportunities Fund (NYSE: GOF), Guggenheim Enhanced Equity Income Fund (NYSE: GPM) and Guggenheim Credit Allocation Fund (NYSE: GGM), each a closed-end fund (each, a “Fund” and together, the “Funds”), approved the mergers of GPM and GGM with and into GOF. GOF would be the acquiring Fund, and the acquired Funds would be GPM and GGM.

The proposed mergers are intended to provide potential benefits to common shareholders, including exposure for GPM and GGM to the enhanced investment opportunities offered by GOF, economies of scale and greater secondary market liquidity for each Fund’s common shareholders,

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2021

among other things. Upon closing of the mergers, GOF would continue to be subject to its current investment objectives, policies and restrictions.

It is currently expected that the mergers will be completed in the third or fourth quarter of 2021, subject to required shareholder approvals and the satisfaction of applicable regulatory requirements and other customary closing conditions. Shareholders of GPM and GGM would receive newly issued common shares of GOF, the aggregate net asset value (not the market value) of which will equal the aggregate net asset value of their common shares held immediately prior to the merger(s). Approval of the merger of GPM into GOF is not contingent upon approval of GGM into GOF, and likewise, approval of the merger of GGM into GOF is not contingent upon approval of GPM into GOF.

More information regarding the proposed mergers is provided in the Combined Proxy Statement/Prospectus that was filed on June 29, 2021 with the Securities and Exchange Commission (“SEC”) and available on the SEC’s website (www.sec.gov). Investors and security holders of GPM, GGM and GOF are urged to read the Combined Proxy Statement/Prospectus and other documents filed with the SEC carefully and in their entirety.

How did the Fund perform for the 12 months ended May 31, 2021?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2021, the Fund provided a total return based on market price of 45.59% and a total return based on NAV of 27.20%. As of May 31, 2021, the Fund’s market price of $20.90 per share represented a premium of 22.58% to its NAV of $17.05 per share. As of May 31, 2020, the Fund’s market price of $16.20 per share represented a premium of 5.95% to its NAV of $15.29 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market value of the Fund’s shares fluctuates from time to time and maybe higher or lower than the Fund’s NAV.

Please refer to the graphs and tables included within the Fund Summary, beginning on page 23 for additional information about the Fund's performance.

What were the Fund’s distributions?

From June 2020 through May 2021, the Fund paid a monthly distribution of $0.1821 per share. The most recent distribution represents an annualized distribution rate of 10.46% based on the Fund’s closing market price of $20.90 per share on May 31, 2021. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. Please see the Distributions to

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2021

Shareholders & Annualized Distribution Rate on page 26, and Note 2(f) on page 77 for more information on distributions for the period.

For the year ended May 31, 2021, 55.5% of the distributions were characterized as return of capital and 44.5% of the distributions were characterized as ordinary income. The final determination of the tax character of the distributions paid by the Fund in 2021 will be reported to shareholders in January 2022.

How did other markets perform in this environment for the 12-month period ended May 31, 2021?

Index	Total Return
Bloomberg Barclays U.S. Aggregate Bond Index	-0.40%
Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Index	0.65%
Bloomberg Barclays U.S. Corporate High Yield Index	14.96%
Credit Suisse Leveraged Loan Index	12.94%
ICE Bank of America Merrill Lynch Asset Backed Security Master BBB-AA Index	10.11%
S&P 500 Index	40.32%

Discuss performance over the period.

The Fund’s strong performance was driven primarily by spread tightening following the Fund’s purchases during the depths of the COVID-19 sell-off. The Fund’s carry, or income received from portfolio investments, also materially contributed to performance. Every major sector positively contributed to the returns of the Fund over the period.

The Fund’s credit allocation increased towards the end of the first quarter 2020 and continued growing throughout the remainder of the calendar year following the resetting of valuations lower across all risk asset classes amid the market sell-off due to COVID-19. The most attractive categories of focus included corporate bonds and bank loans.

Risk asset prices troughed in March 2020 and bounced back faster than ever before, added by unprecedented intervention by central bankers, including the Fed. Record low rates, bond buying, and the introduction of various liquidity facilities helped corporations repair their balance sheets, giving them runway to ride out the storm of the recession caused by COVID-19.

Bank loans, which made up nearly 50% of the Fund’s net assets at period end, were the largest contributor to performance on the back of improving COVID-19 vaccination rates and further stimulus. Commodities-related and pandemic-sensitive industries outperformed, and lower quality outperformed higher quality for much of the period. While loan volume grew through the period, reaching a record high of $181 billion in the first quarter of 2021, performance was supported by inflows into the asset class and rising interest rates, as the yield on the 10-year U.S. Treasury increased from 0.65% to 1.58% during the period. Fundamentals improved steadily across the loan market over

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2021

the period, including revenue and earnings before interest, taxes, depreciation, and amortization (“EBITDA”) growth that drove deleveraging leading to average interest coverage ratios near record highs of 4.6x. In addition, the market has experienced net rating agency upgrades, as the default rate has turned lower and market default expectations have improved.

The allocation to corporate bonds was roughly 54% of the Fund’s net assets at period end. Fundamental conditions support long positioning in credit despite historically tight spreads in our view. After a year of downgrades, there is a tailwind for the entire below-investment grade credit world as there have been more upgrades than downgrades year-to-date, a positive sign for risk. Continued U.S. economic recovery should further bolster many below-investment grade companies’ balance sheets. The investment-grade corporate bond sector saw strong performance as spreads tightened over the period. Investment-grade spreads have tightened to pre-COVID levels, driven largely by progress on COVID vaccination and support from ongoing fiscal and monetary stimulus. Despite equity volatility, mixed economic data, and heavy primary supply, investment-grade market technicals remain strong. Recent fiscal stimulus and a continued dovish monetary policy stance should continue to provide support for corporates.

Structured credit comprised 15% of the Fund’s net assets at period end. Most subsectors in asset-backed securities (“ABS”) have fully recovered from the COVID-19 correction. Prices for bonds across all subsectors rose sharply as both interest rates and credit spreads collapsed in the second half of 2020.

Within structured credit, collateralized loan obligations (“CLOs”) made up 6% of the Fund’s net assets at period end. Senior and subordinated CLO tranches have generally rallied back to pre-COVID levels and largely avoided the wave of COVID-related defaults some had feared. As a result, rating agencies, which had downgraded a significant number of CLO tranches by mid-2020, have reversed course and now are reviewing many CLO tranches for upgrades. With this constructive backdrop, CLO new issuance surged in the fourth quarter of 2020 and should continue to exhibit considerable strength in 2021.

The Fund also allocated to select credit closed-end funds during last year’s market turmoil to take advantage of attractive yields and deeply discounted share prices relative to their NAVs. Additionally, the Fund held a 30 year uniform MBS security with high positive monthly carry and was also short a 30 year uniform MBS security of equivalent par which has a negative monthly carry. Carry is the return the Fund earns from no change in markets (rates, spreads, etc.) The combination could result in an attractive, risk-adjusted carry. In addition, if interest rates rally, the Fund expects that the long security may appreciate more in price relative to the short security.

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What was the impact of derivatives on Fund performance?

The Fund uses derivatives for its equity covered call strategy and for various hedging purposes, such as currency forward contracts to fully hedge exchange rate risk in the purchase of non-U.S. dollar credits or government securities of foreign countries. It also uses various derivatives to obtain exposure to indices that track various credit sectors.

Returns from the covered call equity allocation contributed to performance over the period, as the allocation was increased in-line with our broader plan to re-risk the portfolio and participate in strengthening risk markets.

Currency contracts were used to hedge non-U.S. dollar credit positions. Their contribution to performance was neutral, as any gain or loss on the contract was offset by either a gain or loss on the security denominated in a non-U.S. currency.

The Fund used both total return swaps and credit default swaps to gain exposure to various credit sectors. Positions in both added to performance through income and unrealized appreciation.

Discuss the Fund’s approach to duration.

The Fund has no set policy regarding portfolio duration or maturity; interest rate duration at period end was ~5.2 years.

Discuss the Fund’s use of leverage.

The Fund employed no leverage going into the COVID-19 crisis. After spreads widened materially, the Fund began adding leverage, which continued throughout the period. As of May 31, 2021, the Fund’s leverage was approximately 30% of managed assets (including the proceeds of leverage), compared with about 9% at the beginning of the period.

The purpose of leverage (borrowings and reverse repurchase agreements) is to fund the purchase of additional securities that may provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage may result in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

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Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), ABS, and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

The Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Index measures the performance of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years.

The Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S.-dollar-denominated leveraged loan market.

The ICE Bank of America Merrill Lynch Asset Backed Security Master BBB-AA Index is a subset of the ICE Bank of America Merrill Lynch U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

The Standard & Poor’s 500 (“S&P 500”) is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

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Risks and Other Considerations

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.

The Fund is subject to various risk factors. Certain of these risk factors are described below. Please see the Fund’s Prospectus, Statement of Additional Information (SAI) and guggenheiminvestments.com/gof for a more detailed description of the risks of investing in the Fund. Shareholders may access the Fund’s Prospectus and SAI on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.

The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

Below Investment Grade Securities Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates and are therefore especially heightened under current conditions.

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Corporate Bond Risk. Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk. Depending on the nature of the seniority provisions, a senior corporate bond may be junior to other credit securities of the issuer. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Covered Call Option Strategy Risk. The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its covered call option strategy. The Fund may write call options on individual securities, securities indices, exchange-traded funds and baskets of securities. The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, at a certain price up to a specified point in time or on expiration, depending on the terms. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Fund’s custodian). As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2021

Credit Risk. The Fund could lose money if the issuer or guarantor of a debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition or be adversely affected by economic, political or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, leading to greater volatility in the price of the instrument and in shares of the Fund. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell at an advantageous price or time. The risk of the occurrence of these types of events is especially heightened under current conditions.

Current Fixed-Income and Debt Market Conditions. Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the crisis initially caused by the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators have enacted and are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates are magnifying the Fund’s susceptibility to interest rate risk and diminishing yield and performance. In addition, the current environment is exposing fixed-income and debt markets to significant volatility and reduced liquidity for Fund investments.

Derivatives Transactions Risk. The Fund may utilize derivatives, including futures contracts and other strategic transactions, to seek to earn income, facilitate portfolio management and mitigate risks. Participation in derivatives markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than its covered call writing strategy and put option writing strategy). If the Sub-Adviser (Guggenheim Partners Investment Management, LLC, or GPIM) is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited.

Equity Securities Risk. Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks) such as limited liability company interests and trust certificates. The prices of equity securities generally fluctuate in value more than fixed-income

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 15

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2021

investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Equity securities are currently experiencing heightened volatility and therefore, the Fund’s investments in equity securities are subject to heightened risks related to volatility. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund.

Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates, including changes in reference rates used in fixed-income and other debt instruments (such as the London Interbank Offered Rate (“LIBOR”), may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. In addition, changes in interest rates, including rates that fall below zero, can have unpredictable effects on markets and can adversely affect the Fund’s yield, income and performance. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, and when interest rates decrease, the values of fixed-income and other debt instruments rise. In response to the crisis initially caused by the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates are magnifying the Fund’s susceptibility to interest rate risk and diminishing yield and performance.

Investment in Loans Risk. The Fund may purchase loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed income instruments of similar credit quality and/or maturity. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. The Fund invests in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or

16 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2021

obligations, which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The terms of many loans and other instruments are tied to the London Interbank Offered Rate (“LIBOR”), which functions as a reference rate or benchmark. It is anticipated that LIBOR will ultimately be discontinued, which may cause increased volatility and illiquidity in the markets for instruments with terms tied to LIBOR or other adverse consequences, such as decreased yields and reduction in value, for these instruments. These events may adversely affect the Fund and its investments in such instruments.

Senior Loans Risk. The Fund may invest in senior secured floating rate loans made to corporations and other non-governmental entities and issuers (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The Fund’s investments in Senior Loans are generally rated below investment grade or unrated but believed by the Adviser to be of below investment grade quality and are considered speculative because of the credit risk of their issuers. The risks associated with such Senior Loans are similar to the risks of other lower grade securities, although Senior Loans are typically senior in payment priority and secured on a senior priority basis in contrast to subordinated and unsecured securities. Senior Loans’ higher priority has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans have less interest rate risk than certain other lower grade securities, which may have fixed interest rates.

Second Lien Loans Risk. The Fund may invest in “second lien” secured floating rate loans made to public and private corporations and other non-governmental entities and issuers for a variety of purposes (“Second Lien Loans”). Second Lien Loans are subject to the same risks associated with investment in Senior Loans and other lower grade debt securities. However, Second Lien Loans are second in right of payment to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments and repayment of principal after giving effect to the senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid.

Subordinated Secured Loans Risk. Subordinated secured loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2021

may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher ranking secured obligations of the borrower. Subordinated secured loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid.

Unsecured Loans Risk. Unsecured loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans, subordinated secured loans and below investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and subordinated secured loans and may be less liquid.

Leverage Risk. The Fund’s use of leverage, through borrowings or instruments such as derivatives, causes the Fund to be more volatile and riskier than if it had not been leveraged. Although the use of leverage by the Fund may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. The effect of leverage in a declining market is likely to cause a greater decline in the net asset value of the Fund than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed. Recent economic and market events have contributed to severe market volatility and caused severe liquidity strains in the credit markets. If dislocations in the credit markets continue, the Fund’s leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions at historical levels and common shareholders will bear any costs associated with selling portfolio securities. The Fund’s total leverage may vary significantly over time. To the extent the Fund increases its amount of leverage outstanding, it will be more exposed to these risks.

Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies.

Market Risk. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. The value of certain investments (e.g., equity

18 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2021

securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions, natural/environmental disasters, cyber attacks, terrorism, governmental or quasi-governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, each of which may be temporary or last for extended periods. For example, the crisis initially caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, which could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund. Administrative changes, policy reform and/or changes in law or governmental regulations can result in expropriation or nationalization of the investments of a company in which the Fund invests.

Prepayment Risk. Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.

Short Sales Risk The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Structured Finance Investments Risk. The Fund’s structured finance investments may consist of residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) issued by governmental entities and private issuers, asset-backed securities (“ABS”), structured notes, credit-linked notes and other types of structured finance securities. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2021

the assets to be securitized. The Fund may invest in structured finance products collateralized by low grade or defaulted loans or securities. Investments in such structured finance products are subject to the risks associated with below investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.

Mortgage-Backed Securities (“MBS”) Risk. MBS represent an interest in a pool of mortgages. The risks associated with MBS include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); (3) risks associated with the servicer of the underlying mortgages; (4) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (5) prepayment risk, which can lead to significant fluctuations in the value of the MBS; (6) loss of all or part of the premium, if any, paid; and (7) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral.

Commercial Mortgage-Backed Securities Risk. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and providing for payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending. Economic downturns and other events that limit the activities of and demand for commercial retail and office spaces (such as the current crisis) adversely impact the value of such securities.

Residential Mortgage-Backed Securities Risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2021

the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. These risks are elevated given the current distressed economic, market, public health and labor conditions, notably, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters.

Asset-Backed Securities Risk. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, an ABS represents an interest in a pool of assets, such as automobile loans, credit card receivables, unsecured consumer loans or student loans, that has been securitized and provides for monthly payments of interest, at a fixed or floating rate, and principal from the cash flow of these assets. This pool of assets (and any related assets of the issuing entity) is the only source of payment for the ABS. The ability of an ABS issuer to make payments on the ABS, and the timing of such payments, is therefore dependent on collections on these underlying assets. The recoveries on the underlying collateral may not, in some cases, be sufficient to support payments on these securities, which may result in losses to investors in an ABS. These risks are elevated given the currently distressed economic, market, labor and public health conditions.

CLO, CDO and CBO Risk. In addition to the general risks associated with credit securities discussed herein, collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), and collateralized bond obligations (“CBOs”) are subject to additional risks. CLOs, CDOs and CBOs are subject to risks associated with the possibility that distributions from collateral securities may not be adequate to make interest or other payments.

Valuation Risk. The Fund may invest without limitation in unregistered securities, restricted securities and securities for which there is no readily available trading market. It may be difficult for the Fund to purchase and sell a particular investment at the price at which it has been valued by the Fund for purposes of the Fund’s net asset value, causing the Fund to be unable to realize what the Fund believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and thus particularly prone to the foregoing risks.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2021

In addition to the foregoing risks, investors should note that the Fund reserves the right to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Fund’s Board of Trustees as required by law and the Fund’s governing documents.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

22 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FUND SUMMARY (Unaudited)	May 31, 2021

Fund Statistics
Share Price	$20.90
Net Asset Value	$17.05
Premium to NAV	22.58%
Net Assets ($000)	$878,041

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The Fund does not seek to achieve performance that is comparative to an index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED MAY 31, 2021
	One	Three	Five	Ten
	Year	Year	Year	Year
Guggenheim Strategic Opportunities Fund
NAV	27.20%	9.24%	12.29%	10.20%
Market	45.59%	12.03%	16.27%	10.96%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gof. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 23

FUND SUMMARY (Unaudited) continued	May 31, 2021

Portfolio Breakdown	% of Net Assets
Investments
Corporate Bonds	54.0%
Senior Floating Rate Interests	50.0%
Asset-Backed Securities	15.1%
Collateralized Mortgage Obligations	11.2%
Common Stocks	6.3%
Preferred Stocks	5.0%
Closed-End Funds	4.7%
Other	3.8%
Total Investments	150.1%
Call Options Written	(0.1%)
Collateralized Mortgage Obligations Sold Short	(7.4%)
Other Assets & Liabilities, net	(42.6%)
Net Assets	100.0%

Ten Largest Holdings	% of Net Assets
Uniform MBS 30 Year, 2.50%	7.2%
Pershing Square Tontine Holdings, Ltd. — Class A	3.0%
Morgan Stanley Finance LLC, 1.50%	1.6%
Boeing Co., 5.81%	1.4%
Delta Air Lines, Inc., 7.00%	1.3%
Aesf Vi Verdi, LP, 2.15%	1.1%
Midcap Funding XLVI Trust, 5.61%	1.0%
Applebee’s Funding LLC / IHOP Funding LLC, 4.19%	0.9%
ViacomCBS, Inc., 4.95%	0.9%
CD&R Firefly Bidco Ltd., 4.25%	0.9%
Top Ten Total	19.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gof. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

24 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	May 31, 2021

Portfolio Composition by Quality Rating[1]

% of Total
Rating	Investments
Investments
AAA	6.4%
AA	0.3%
A	5.0%
BBB	16.8%
BB	16.0%
B	29.9%
CCC	2.5%
CC	0.9%
C	0.3%
NR2	10.0%
Other Instruments	11.9%
Total Investments	100.0%

1	Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.
2	NR (not rated) securities do not necessarily indicate low credit quality.

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FUND SUMMARY (Unaudited) continued	May 31, 2021

All or a portion of the above distributions may be characterized as a return of capital. For the year ended May 31, 2021, 55.5% of the distributions were characterized as return of capital and 44.5% of the distributions were characterized as ordinary income. The final determination of the tax character of the distributions paid by the Fund in 2021 will be reported to shareholders in January 2022.

26 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS	May 31, 2021

	Shares	Value
COMMON STOCKS† – 6.3%
Financial – 5.9%
Pershing Square Tontine Holdings, Ltd. — Class A*,1,16	1,042,740	$ 26,193,629
Aequi Acquisition Corp. — Class A*,1,16	738,900	7,130,385
Gores Holdings VI, Inc. — Class A*,16	453,180	6,389,838
KKR Acquisition Holdings I Corp.*,16	341,566	3,429,323
KKR Acquisition Holdings I Corp. — Class A*,16	341,566	3,326,853
RXR Acquisition Corp. — Class A*,16	144,077	1,433,566
MSD Acquisition Corp.*,16	116,869	1,199,076
TPG Pace Beneficial II Corp.*,16	105,300	1,054,053
Soaring Eagle Acquisition Corp. — Class A*,16	85,487	843,757
TPG Pace Solutions Corp.*,16	65,765	648,443
Colicity, Inc. — Class A*,16	29,650	287,605
RXR Acquisition Corp.*,16	6,923	69,230
Colicity, Inc.*,16	2,685	26,742
Total Financial		52,032,500

Consumer, Non-cyclical – 0.1%
ATD New Holdings, Inc.*,†††	13,571	651,408
Cengage Learning Holdings II, Inc.*,††	11,126	222,520
Save-A-Lot*,†††	15,565	97,284
Targus Group International Equity, Inc.*,†††,2	12,989	30,190
Chef Holdings, Inc.*,†††	31	1,950
Total Consumer, Non-cyclical		1,003,352

Utilities – 0.1%
TexGen Power LLC*,††	22,219	866,541

Energy – 0.1%
SandRidge Energy, Inc.*	39,565	210,090
Permian Production Partners LLC*,†††	86,684	113,556
Unit Corp.*	5,556	83,396
Titan Energy LLC*,†††,1	9,603	—
Total Energy		407,042

Consumer, Cyclical – 0.1%
Figs, Inc. — Class A*	10,450	356,867
Exide Technologies*,†††	342	341,710
Total Consumer, Cyclical		698,577

Industrial – 0.0%
Vector Phoenix Holdings, LP*,†††	55,076	81,324
BP Holdco LLC*,†††,2	55,076	19,419
Total Industrial		100,743

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS continued		May 31, 2021

	Shares	Value

COMMON STOCKS† – 6.3% (continued)
Technology – 0.0%
Qlik Technologies, Inc. – Class A*,†††	56	$ 71,669
Qlik Technologies, Inc. – Class B*,†††	13,812	—
Total Technology		71,669

Consumer Products – 0.0%
Fashion Holdings Intermediate Inc.*,††	57	1,311
Total Common Stocks
(Cost $47,656,033)		55,181,735

PREFERRED STOCKS† – 5.0%
Financial – 4.6%
Bank of America Corp., 4.38%††	240,000	6,103,200
First Republic Bank, 4.25%††	158,000	4,049,540
Public Storage, 4.63%††	144,400	3,894,468
Wells Fargo & Co., 4.70%††	148,000	3,812,480
Prudential Financial, Inc., 4.13% due 09/01/60††	140,000	3,605,000
PartnerRe Ltd., 4.88%	128,000	3,402,240
W R Berkley Corp., 4.13% due 03/30/61††	126,000	3,250,800
American Financial Group, Inc., 4.50% due 09/15/60††	100,000	2,701,000
CNO Financial Group, Inc., 5.13% due 11/25/60††	80,000	2,049,600
Equitable Holdings, Inc., 4.30%††	82,000	2,049,180
First Republic Bank , 4.13%††	54,800	1,385,892
Assurant, Inc., 5.25% due 01/15/61††	40,000	1,062,800
W R Berkley Corp., 4.25% due 09/30/60††	36,800	942,448
Selective Insurance Group, Inc., 4.60%††	36,000	907,920
AgriBank FCB , 6.88%††,3	4,000	436,000
Public Storage, 4.13%††	16,400	426,400
Total Financial		40,078,968

Government – 0.3%
Farmer Mac, 5.75%††	112,000	2,980,320

Consumer, Cyclical – 0.1%
Exide Technologies*,†††	761	761,240
Total Preferred Stocks
(Cost $42,179,724)		43,820,528

WARRANTS† – 0.2%
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/25*,16	115,860	1,105,305
Gores Holdings VI, Inc. – Class A
Expiring 08/24/27*,16	135,954	644,422

See notes to financial statements.

28 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2021

	Shares	Value

WARRANTS† – 0.2% (continued)
Aequi Acquisition Corp.
Expiring 11/30/27*,16	246,299	$ 179,232
KKR Acquisition Holdings I Corp. – Class A
Expiring 12/31/27*,16	85,391	91,368
Soaring Eagle Acquisition Corp. – Class A
Expiring 12/31/27*,16	17,096	37,098
RXR Acquisition Corp.
Expiring 03/08/26*,16	28,815	20,173
Colicity, Inc. – Class A
Expiring 12/31/27*,16	5,929	7,708
Total Warrants
(Cost $2,372,896)		2,085,306

CLOSED-END FUNDS† – 4.7%
BlackRock Taxable Municipal Bond Trust	285,768	7,144,200
Nuveen Taxable Municipal Income Fund	287,097	6,548,683
Nuveen AMT-Free Municipal Credit Income Fund	288,888	5,052,651
BlackRock Corporate High Yield Fund, Inc.[1]	361,116	4,358,670
Invesco Municipal Opportunity Trust[1]	225,519	3,082,845
Invesco Trust for Investment Grade Municipals	205,779	2,887,079
Invesco Municipal Trust[1]	182,892	2,507,449
Invesco Advantage Municipal Income Trust II1	159,382	1,947,648
Blackstone Strategic Credit Fund[1]	132,307	1,805,990
BlackRock Municipal Income Trust	107,502	1,630,805
BlackRock Credit Allocation Income Trust[1]	84,909	1,281,277
Ares Dynamic Credit Allocation Fund, Inc.[1]	65,906	1,041,315
Nuveen AMT-Free Quality Municipal Income Fund	30,017	458,960
BlackRock Debt Strategies Fund, Inc.[1]	35,574	399,496
Eaton Vance Limited Duration Income Fund[1]	30,426	393,408
Nuveen Quality Municipal Income Fund	24,792	388,739
Western Asset High Income Opportunity Fund, Inc.[1]	59,843	309,388
BlackRock MuniVest Fund, Inc.[1]	24,001	228,010
Total Closed-End Funds
(Cost $36,878,503)		41,466,613

MONEY MARKET FUND† – 1.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[4]	10,576,039	10,576,039
Total Money Market Fund
(Cost $10,576,039)		10,576,039

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS continued		May 31, 2021

	Face
	Amount~	Value

CORPORATE BONDS†† – 54.0%
Financial – 19.4%
Morgan Stanley Finance LLC
1.50% due 10/23/29[6]	13,500,000	$ 13,919,850
Dyal Capital Partners III
4.40% due 06/15/40†††	10,000,000	10,229,679
Wilton RE Ltd.
6.00%†††,1,3,7,8	6,300,000	6,774,579
Kuvare US Holdings, Inc.
7.00% due 02/17/51[3,7]	6,400,000	6,563,338
Liberty Mutual Group, Inc.
4.30% due 02/01/61[1,7]	6,800,000	6,079,046
NFP Corp.
6.88% due 08/15/28[1,7]	4,075,000	4,211,667
7.00% due 05/15/25[1,7]	1,600,000	1,754,000
Citigroup, Inc.
3.88%[1,3,8]	4,000,000	4,025,200
4.00%[1,3,8]	1,750,000	1,785,000
Charles Schwab Corp.
5.38%[1,3,8]	3,000,000	3,310,500
4.00%[3,8]	2,350,000	2,361,750
Iron Mountain, Inc.
5.63% due 07/15/32[1,7]	5,000,000	5,314,000
Markel Corp.
6.00%[1,3,8]	4,770,000	5,310,059
National Life Insurance Co.
10.50% due 09/15/39[7]	3,400,000	5,278,127
Home Point Capital, Inc.
5.00% due 02/01/26[1,7]	5,300,000	5,109,730
Hampton Roads PPV LLC
6.62% due 06/15/53[7]	4,500,000	4,869,035
GLP Capital Limited Partnership / GLP Financing II, Inc.
4.00% due 01/15/31[1]	3,410,000	3,616,441
5.30% due 01/15/29[1]	1,050,000	1,210,125
RXR Realty LLC
5.25% due 07/17/25†††	4,200,000	4,415,753
QBE Insurance Group Ltd.
7.50% due 11/24/43[1,3,7]	3,000,000	3,354,300
5.88%[1,3,7,8]	950,000	1,031,938
Hunt Companies, Inc.
5.25% due 04/15/29[1,7]	4,350,000	4,185,483
United Wholesale Mortgage LLC
5.50% due 11/15/25[1,7]	3,650,000	3,756,836
5.50% due 04/15/29[7]	300,000	296,250
Equitable Holdings, Inc.
4.95%[1,3,8]	3,650,000	3,923,750

See notes to financial statements.

30 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2021

	Face
	Amount~	Value

CORPORATE BONDS†† – 54.0% (continued)
Financial – 19.4% (continued)
Host Hotels & Resorts, LP
3.50% due 09/15/30[1]	3,610,000	$ 3,708,549
OneMain Finance Corp.
4.00% due 09/15/30	1,700,000	1,645,090
6.13% due 03/15/24[1]	1,500,000	1,616,250
6.63% due 01/15/28[1]	250,000	283,700
Bank of America Corp.
6.50%[1,3,8]	2,000,000	2,265,000
6.30%[1,3,8]	1,000,000	1,160,300
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[1,7]	3,150,000	3,394,125
American Equity Investment Life Holding Co.
5.00% due 06/15/27[1]	2,950,000	3,357,229
BBC Military Housing-Navy Northeast LLC
6.30% due 10/15/49	2,800,000	3,165,880
LPL Holdings, Inc.
4.00% due 03/15/29[1,7]	3,050,000	3,030,937
Lincoln National Corp.
4.38% due 06/15/50[1]	2,560,000	2,940,536
Citizens Financial Group, Inc.
4.15% (3 Month USD LIBOR + 3.96%, Rate Floor: 0.00%)[1,5,8]	2,500,000	2,503,125
Wells Fargo & Co.
3.90%[1,3,8]	2,250,000	2,306,362
Assurant, Inc.
4.90% due 03/27/28[1]	1,950,000	2,248,555
Fort Knox Military Housing Privatization Project
5.82% due 02/15/52[7]	1,887,453	2,118,997
Kennedy-Wilson, Inc.
5.00% due 03/01/31[1]	2,000,000	2,045,470
Fairfax Financial Holdings Ltd.
3.38% due 03/03/31[1,7]	2,000,000	2,039,546
First American Financial Corp.
4.00% due 05/15/30[1]	1,740,000	1,906,968
MetLife, Inc.
3.85% [1,3,8]	1,820,000	1,897,350
OneAmerica Financial Partners, Inc.
4.25% due 10/15/50[1,7]	1,730,000	1,726,960
Newmark Group, Inc.
6.13% due 11/15/23[1]	1,450,000	1,598,698
Weyerhaeuser Co.
6.88% due 12/15/33[1]	1,100,000	1,504,083
Allianz SE
3.50%[1,3,7,8]	1,400,000	1,435,868

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS continued		May 31, 2021

	Face
	Amount~	Value

CORPORATE BONDS†† – 54.0% (continued)
Financial – 19.4% (continued)
Reinsurance Group of America, Inc.
3.15% due 06/15/30[1]	1,000,000	$ 1,052,006
AmWINS Group, Inc.
7.75% due 07/01/26[1,7]	950,000	1,008,316
PartnerRe Finance B LLC
4.50% due 10/01/50[1,3]	950,000	974,685
Atlas Mara Ltd.
8.00% due 06/21/21†††	2,200,000	973,720
Fort Benning Family Communities LLC
6.09% due 01/15/51[7]	713,391	901,118
Bank of New York Mellon Corp.
4.70%[1,3,8]	670,000	730,300
Pacific Beacon LLC
5.63% due 07/15/51[7]	684,275	726,455
Macquarie Bank Ltd.
3.62% due 06/03/30[7]	640,000	665,595
Greystar Real Estate Partners LLC
5.75% due 12/01/25[1,7]	450,000	461,250
Fort Gordon Housing LLC
6.32% due 05/15/51[7]	200,000	234,880
USI, Inc.
6.88% due 05/01/25[1,7]	150,000	152,250
Total Financial		170,466,589

Consumer, Cyclical – 9.2%
Delta Air Lines, Inc.
7.00% due 05/01/25[1,7]	9,635,000	11,203,224
Marriott International, Inc.
4.63% due 06/15/30[1]	2,320,000	2,618,535
3.50% due 10/15/32[1]	1,400,000	1,462,002
2.85% due 04/15/31	1,280,000	1,276,040
5.75% due 05/01/25[1]	490,000	568,591
Air Canada 2020-2 Class A Pass Through Trust
5.25% due 04/01/29[1,7]	5,060,601	5,486,783
Walgreens Boots Alliance, Inc.
4.10% due 04/15/50[1]	3,800,000	3,991,366
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.75% due 10/20/28[1,7]	3,600,000	3,933,000
JB Poindexter & Company, Inc.
7.13% due 04/15/26[7]	3,500,000	3,696,875
Williams Scotsman International, Inc.
4.63% due 08/15/28[1,7]	3,550,000	3,644,537
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[1,7]	2,950,000	3,229,336

See notes to financial statements.

32 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2021

	Face
	Amount~	Value

CORPORATE BONDS†† – 54.0% (continued)
Consumer, Cyclical – 9.2% (continued)
Live Nation Entertainment, Inc.
6.50% due 05/15/27[1,7]	2,550,000	$ 2,814,562
United Airlines, Inc.
4.63% due 04/15/29[1,7]	2,300,000	2,376,233
HP Communities LLC
6.16% due 09/15/53[7]	1,000,000	1,215,124
6.82% due 09/15/53[7]	945,652	1,085,299
Wolverine World Wide, Inc.
6.38% due 05/15/25[7]	2,075,000	2,207,281
Yum! Brands, Inc.
4.63% due 01/31/32	1,850,000	1,933,306
7.75% due 04/01/25[1,7]	200,000	217,500
PetSmart, Inc. / PetSmart Finance Corp.
4.75% due 02/15/28[1,7]	2,000,000	2,071,200
Hyatt Hotels Corp.
5.75% due 04/23/30[1]	1,690,000	2,011,362
Aramark Services, Inc.
6.38% due 05/01/25[1,7]	1,750,000	1,859,375
5.00% due 02/01/28[1,7]	110,000	113,541
Powdr Corp.
6.00% due 08/01/25[1,7]	1,825,000	1,920,813
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[1,7]	1,875,000	1,875,000
JetBlue Class A Pass Through Trust
4.00% due 11/15/32	1,654,051	1,802,489
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.75% due 01/20/26[1,7]	1,650,000	1,753,125
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[7]	1,575,000	1,693,550
Wyndham Hotels & Resorts, Inc.
4.38% due 08/15/28[1,7]	1,625,000	1,661,563
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[7]	1,000,000	1,011,360
5.88% due 03/01/27[1]	610,000	635,925
Picasso Finance Sub, Inc.
6.13% due 06/15/25[1,7]	1,486,000	1,567,730
Boyne USA, Inc.
4.75% due 05/15/29[1,7]	1,250,000	1,291,125
Scotts Miracle-Gro Co.
4.00% due 04/01/31[1,7]	1,300,000	1,283,464
CD&R Smokey Buyer, Inc.
6.75% due 07/15/25[1,7]	1,025,000	1,094,187
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[1,7]	1,000,000	1,017,060

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS continued		May 31, 2021

	Face
	Amount~	Value

CORPORATE BONDS†† – 54.0% (continued)
Consumer, Cyclical – 9.2% (continued)
Vail Resorts, Inc.
6.25% due 05/15/25[7]	600,000	$ 637,500
United Airlines Class AA Pass Through Trust
3.45% due 12/01/27[1]	498,397	525,144
Ferguson Finance plc
3.25% due 06/02/30[1,7]	490,000	521,571
Lithia Motors, Inc.
4.38% due 01/15/31[7]	475,000	502,360
Performance Food Group, Inc.
6.88% due 05/01/25[7]	450,000	479,813
Boyd Gaming Corp.
8.63% due 06/01/25[1,7]	250,000	275,000
Wabash National Corp.
5.50% due 10/01/25[1,7]	100,000	102,750
Total Consumer, Cyclical		80,666,601

Consumer, Non-cyclical – 6.6%
Altria Group, Inc.
3.70% due 02/04/51[1]	6,000,000	5,468,100
CPI CG, Inc.
8.63% due 03/15/26[1,7]	4,150,000	4,336,750
Sotheby’s
7.38% due 10/15/27[1,7]	3,400,000	3,638,000
US Foods, Inc.
6.25% due 04/15/25[7]	1,950,000	2,066,103
4.75% due 02/15/29[7]	1,400,000	1,396,500
Sabre GLBL, Inc.
7.38% due 09/01/25[1,7]	2,225,000	2,397,438
9.25% due 04/15/25[1,7]	750,000	877,500
Acadia Healthcare Company, Inc.
5.00% due 04/15/29[1,7]	2,400,000	2,490,000
5.50% due 07/01/28[7]	550,000	583,000
Kraft Heinz Foods Co.
5.20% due 07/15/45[1]	1,250,000	1,478,843
4.38% due 06/01/46[1]	850,000	913,327
Post Holdings, Inc.
4.50% due 09/15/31[1,7]	2,300,000	2,274,125
Nathan’s Famous, Inc.
6.63% due 11/01/25[7]	2,050,000	2,096,125
Legends Hospitality Holding Company LLC / Legends Hospitality Co-Issuer, Inc.
5.00% due 02/01/26[1,7]	2,000,000	2,070,000
Royalty Pharma plc
3.55% due 09/02/50[1,7]	2,100,000	2,020,660

See notes to financial statements.

34 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2021

	Face
	Amount~	Value

CORPORATE BONDS†† – 54.0% (continued)
Consumer, Non-cyclical – 6.6% (continued)
Nielsen Finance LLC / Nielsen Finance Co.
5.63% due 10/01/28[7]	1,900,000	$ 2,009,250
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[1,7]	1,950,000	2,002,143
DaVita, Inc.
4.63% due 06/01/30[1,7]	1,900,000	1,937,791
Spectrum Brands, Inc.
5.50% due 07/15/30[1,7]	1,700,000	1,823,250
Gartner, Inc.
4.50% due 07/01/28[1,7]	1,700,000	1,789,250
Avantor Funding, Inc.
4.63% due 07/15/28[1,7]	1,700,000	1,769,377
AMN Healthcare, Inc.
4.63% due 10/01/27[1,7]	1,200,000	1,242,000
TreeHouse Foods, Inc.
4.00% due 09/01/28	1,150,000	1,143,571
Bidfair Holdings, Inc.
5.88% due 06/01/29[7]	1,100,000	1,104,246
Rent-A-Center, Inc.
6.38% due 02/15/29[7]	1,000,000	1,070,000
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[7]	949,000	965,607
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[1,7]	900,000	927,630
Prestige Brands, Inc.
3.75% due 04/01/31[1,7]	900,000	864,000
Par Pharmaceutical, Inc.
7.50% due 04/01/27[7]	798,000	813,960
Jaguar Holding Company II / PPD Development, LP
5.00% due 06/15/28[1,7]	700,000	756,000
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
6.13% due 04/01/29[1,7]	750,000	739,688
Endo Finance LLC / Endo Finco, Inc.
7.25% due 01/15/22[7]	800,000	736,000
Carriage Services, Inc.
6.63% due 06/01/26[7]	650,000	682,298
Central Garden & Pet Co.
4.13% due 10/15/30[1]	625,000	637,500
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[7]	494,000	545,870
Charles River Laboratories International, Inc.
4.00% due 03/15/31[1,7]	300,000	304,125

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS continued		May 31, 2021

	Face
	Amount~	Value

CORPORATE BONDS†† – 54.0% (continued)
Consumer, Non-cyclical – 6.6% (continued)
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
6.00% due 06/30/28[7]	250,000	$ 174,162
Total Consumer, Non-cyclical		58,144,189

Industrial – 4.8%
Boeing Co.
5.81% due 05/01/50[1]	9,400,000	12,133,062
PowerTeam Services LLC
9.03% due 12/04/25[1,7]	3,440,000	3,792,600
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[1,7]	2,200,000	2,442,000
Cleaver-Brooks, Inc.
7.88% due 03/01/23[1,7]	2,375,000	2,377,636
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
4.00% due 09/01/29[1,7]	2,300,000	2,265,500
Great Lakes Dredge & Dock Corp.
5.25% due 06/01/29[1,7]	2,100,000	2,139,375
Harsco Corp.
5.75% due 07/31/27[1,7]	1,625,000	1,702,188
Intertape Polymer Group, Inc.
7.00% due 10/15/26[1,7]	1,500,000	1,586,550
Summit Materials LLC / Summit Materials Finance Corp.
5.25% due 01/15/29[1,7]	1,450,000	1,529,750
Howmet Aerospace, Inc.
6.88% due 05/01/25[1]	800,000	926,200
5.95% due 02/01/37[1]	500,000	580,000
GrafTech Finance, Inc.
4.63% due 12/15/28[1,7]	1,450,000	1,483,785
JELD-WEN, Inc.
6.25% due 05/15/25[1,7]	1,350,000	1,445,175
Grinding Media, Inc. / MC Grinding Media Canada, Inc.
7.38% due 12/15/23[1,7]	1,330,000	1,358,608
Mauser Packaging Solutions Holding Co.
8.50% due 04/15/24[7]	950,000	980,875
5.50% due 04/15/24[7]	325,000	327,974
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[1,9]	1,240,595	1,119,687
PGT Innovations, Inc.
6.75% due 08/01/26[1,7]	1,000,000	1,056,250
Vertical US Newco, Inc.
5.25% due 07/15/27[1,7]	950,000	988,000
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00% due 02/01/26[1,7]	725,000	750,375
GATX Corp.
4.00% due 06/30/30[1]	560,000	625,399

See notes to financial statements.

36 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2021

	Face
	Amount~	Value

CORPORATE BONDS†† – 54.0% (continued)
Industrial – 4.8% (continued)
Hillenbrand, Inc.
5.75% due 06/15/25[1]	325,000	$ 348,374
TransDigm, Inc.
8.00% due 12/15/25[7]	300,000	324,213
EnPro Industries, Inc.
5.75% due 10/15/26	115,000	121,181
Hillman Group, Inc.
6.38% due 07/15/22[7]	40,000	40,028
Exide Technologies
due 10/31/24†††,10	2,353,687	—
Total Industrial		42,444,785

Communications – 4.1%
ViacomCBS, Inc.
4.95% due 05/19/50[1]	6,390,000	7,617,359
Altice France S.A.
5.13% due 01/15/29[1,7]	1,850,000	1,831,500
5.13% due 07/15/29[7]	1,700,000	1,685,482
7.38% due 05/01/26[7]	1,056,000	1,098,155
Corning, Inc.
4.38% due 11/15/57[1]	4,100,000	4,598,824
Walt Disney Co.
3.80% due 05/13/60[1]	2,820,000	3,097,315
AMC Networks, Inc.
4.25% due 02/15/29[1]	2,650,000	2,630,125
UPC Broadband Finco BV
4.88% due 07/15/31[1,7]	2,550,000	2,546,813
LCPR Senior Secured Financing DAC
5.13% due 07/15/29[1,7]	1,250,000	1,282,600
6.75% due 10/15/27[7]	750,000	805,425
Radiate Holdco LLC / Radiate Finance, Inc.
4.50% due 09/15/26[7]	1,800,000	1,818,000
McGraw Hill LLC / McGraw-Hill Global Education Finance, Inc.
8.00% due 11/30/24[1,7]	1,532,000	1,551,150
TripAdvisor, Inc.
7.00% due 07/15/25[1,7]	1,350,000	1,452,937
Cengage Learning, Inc.
9.50% due 06/15/24[1,7]	1,416,000	1,439,010
CSC Holdings LLC
4.63% due 12/01/30[1,7]	788,000	763,493
Houghton Mifflin Harcourt Publishers, Inc.
9.00% due 02/15/25[1,7]	700,000	747,040
Ziggo Bond Company BV
5.13% due 02/28/30[1,7]	500,000	507,500
Total Communications		35,472,728

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS continued		May 31, 2021

	Face
	Amount~	Value

CORPORATE BONDS†† – 54.0% (continued)
Energy – 3.8%
BP Capital Markets plc
4.88% due 12/31/70[1,3,8]	6,750,000	$ 7,249,500
Occidental Petroleum Corp.
6.20% due 03/15/40[1]	2,100,000	2,215,500
7.00% due 11/15/27[1]	2,000,000	2,142,262
4.30% due 08/15/39[1]	2,100,000	1,795,500
NuStar Logistics, LP
6.38% due 10/01/30[1]	3,600,000	3,942,000
Hess Corp.
5.60% due 02/15/41[1]	1,550,000	1,870,944
6.00% due 01/15/40[1]	1,000,000	1,251,346
7.13% due 03/15/33	500,000	668,459
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27[1]	1,625,000	1,718,437
6.88% due 01/15/29[1]	1,025,000	1,107,000
CVR Energy, Inc.
5.25% due 02/15/25[1,7]	1,750,000	1,750,000
5.75% due 02/15/28[7]	350,000	350,875
Midwest Connector Capital Company LLC
4.63% due 04/01/29[1,7]	1,809,000	1,899,924
Cenovus Energy, Inc.
4.00% due 04/15/24[1]	900,000	966,135
3.95% due 04/15/22[1]	600,000	612,090
Rattler Midstream, LP
5.63% due 07/15/25[7]	1,250,000	1,300,000
Energy Transfer, LP
4.25% due 04/01/24[1]	1,000,000	1,083,347
Buckeye Partners, LP
4.35% due 10/15/24	750,000	783,750
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26	525,000	530,250
FLNG Liquefaction 2 LLC
4.13% due 03/31/38[1,9]	257,840	263,084
Basic Energy Services, Inc.
10.75% due 10/15/23[9]	500,000	95,000
Schahin II Finance Co. SPV Ltd.
due 09/25/22[7,10]	1,216,133	78,927
Total Energy		33,674,330

Utilities – 2.5%
Midcap Funding XLVI Trust
5.61% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 10/29/24†††,5	9,250,000	9,249,990
Cheniere Corpus Christi Holdings LLC
3.52% due 12/31/39†††	6,200,000	6,049,416

See notes to financial statements.

38 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2021

	Face
	Amount~	Value

CORPORATE BONDS†† – 54.0% (continued)
Utilities – 2.5% (continued)
Terraform Global Operating LLC
6.13% due 03/01/26[1,7]	2,180,000	$ 2,245,400
Clearway Energy Operating LLC
3.75% due 02/15/31[1,7]	2,100,000	2,031,750
AES Corp.
3.95% due 07/15/30[1,7]	1,430,000	1,543,971
Petershill II Senior Secured Notes
5.00% due 12/02/39†††	839,000	889,031
5.00% due 07/15/39†††	161,000	170,601
Total Utilities		22,180,159

Basic Materials – 1.9%
Alcoa Nederland Holding BV
5.50% due 12/15/27[1,7]	3,625,000	3,928,340
6.13% due 05/15/28[1,7]	1,475,000	1,605,906
Carpenter Technology Corp.
6.38% due 07/15/28[1]	3,375,000	3,692,135
WR Grace & Company-Conn
4.88% due 06/15/27[1,7]	1,975,000	2,078,687
Clearwater Paper Corp.
4.75% due 08/15/28[1,7]	1,975,000	1,935,500
HB Fuller Co.
4.25% due 10/15/28[1]	1,150,000	1,174,438
Compass Minerals International, Inc.
6.75% due 12/01/27[1,7]	1,075,000	1,152,938
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[7]	875,000	969,063
Arconic Corp.
6.00% due 05/15/25[7]	350,000	373,733
Mirabela Nickel Ltd.
due 06/24/19[9,10]	1,388,176	55,527
Total Basic Materials		16,966,267

Technology – 1.7%
NCR Corp.
5.25% due 10/01/30[1,7]	2,125,000	2,204,028
6.13% due 09/01/29[1,7]	800,000	869,176
8.13% due 04/15/25[7]	525,000	572,250
5.13% due 04/15/29[7]	500,000	512,950
Oracle Corp.
3.95% due 03/25/51	2,100,000	2,182,578
TeamSystem SpA
3.75% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 02/15/28[5,7]	EUR 1,700,000	2,076,049
Twilio, Inc.
3.88% due 03/15/31[1]	2,000,000	2,032,220

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 39

SCHEDULE OF INVESTMENTS continued		May 31, 2021

	Face
	Amount~	Value

CORPORATE BONDS†† – 54.0% (continued)
Technology – 1.7% (continued)
BY Crown Parent LLC / BY Bond Finance, Inc.
4.25% due 01/31/26[1,7]	1,175,000	$ 1,227,711
Boxer Parent Company, Inc.
7.13% due 10/02/25[1,7]	1,100,000	1,179,860
Playtika Holding Corp.
4.25% due 03/15/29[1,7]	1,150,000	1,132,750
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.
5.75% due 03/01/25[7]	400,000	406,600
Total Technology		14,396,172
Total Corporate Bonds
(Cost $455,632,189)		474,411,820

SENIOR FLOATING RATE INTERESTS††,5 – 50.0%
Consumer, Cyclical – 10.9%
CD&R Firefly Bidco Ltd.
4.25% (6 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 06/23/25	GBP 5,340,000	7,549,491
Zephyr Bidco Ltd.
4.80% (1 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 07/23/25	GBP 3,000,000	4,195,521
7.55% (1 Month GBP LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26	GBP 360,000	497,143
First Brands Group LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 03/30/27	4,200,000	4,218,396
SP PF Buyer LLC
4.59% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/22/25	4,229,266	4,132,331
CCRR Parent, Inc.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/06/28	4,000,000	4,015,000
Truck Hero, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 01/31/28	4,000,000	4,000,000
BCPE Empire Holdings, Inc.
5.00% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 06/11/26	2,000,000	1,998,340
4.09% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/11/26	1,872,666	1,866,823
Situs AMC Holdings Corp.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/30/25	3,796,516	3,725,331
Alterra Mountain Co.
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 07/31/26	3,328,440	3,334,697
Accuride Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	3,324,619	3,158,388
Samsonite IP Holdings SARL
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 04/25/25	3,027,125	3,042,261

See notes to financial statements.

40 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2021

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,5 – 50.0% (continued)
Consumer, Cyclical – 10.9% (continued)
MB2 Dental Solutions LLC
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 01/29/27†††	2,987,406	$ 2,930,934
8.25% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 01/29/27†††	113,048	110,911
EnTrans International LLC
6.09% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	3,166,647	3,024,148
WIRB – Copernicus Group, Inc.
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 01/08/27	2,881,235	2,893,855
Packers Holdings LLC
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/09/28	2,776,372	2,761,102
BGIS (BIFM CA Buyer, Inc.)
3.59% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/01/26	2,711,799	2,701,630
American Trailer World Corp.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/03/28	2,450,000	2,445,418
Rent-A-Center, Inc.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 02/17/28	2,000,000	2,010,840
PetSmart LLC
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/11/28	2,000,000	2,006,000
Eyemart Express
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 08/05/24	1,984,576	1,976,638
Cast & Crew Payroll LLC
3.84% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 02/09/26	1,971,028	1,957,487
BBB Industries LLC
4.59% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25	1,957,942	1,941,299
CNT Holdings I Corp.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 11/08/27	1,850,000	1,852,312
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
4.59% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25	1,926,892	1,849,817
OEConnection LLC
4.09% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 09/25/26	1,670,166	1,661,815
PT Intermediate Holdings III LLC
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 10/15/25†††	1,678,750	1,649,372
Power Solutions (Panther)
3.34% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/30/26	1,575,774	1,567,406
Blue Nile, Inc.
7.50% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23†††	1,625,000	1,511,250
Alexander Mann
5.20% (6 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25	1,300,000	1,251,250
Checkers Drive-In Restaurants, Inc.
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 04/25/24	1,285,152	1,205,640
SHO Holding I Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 04/26/24†††	1,282,347	1,179,759
6.23% (3 Month USD LIBOR + 5.23%, Rate Floor: 6.23%) due 04/29/24†††	21,520	19,802
IBC Capital Ltd.
3.94% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/11/23	1,208,309	1,197,736

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 41

SCHEDULE OF INVESTMENTS continued		May 31, 2021

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,5 – 50.0% (continued)
Consumer, Cyclical – 10.9% (continued)
WESCO
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/14/24†††	1,143,974	$ 1,141,089
Galls LLC
7.25% (3 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 01/31/25†††	986,916	977,839
7.25% (1 Month USD LIBOR + 6.25% and 3 Month USD LIBOR + 6.25%,
Rate Floor: 7.25%) due 01/31/24†††	110,919	104,474
Holding SOCOTEC
due 05/07/28	900,000	897,750
ImageFIRST Holdings LLC
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 04/27/28	896,296	895,176
CHG Healthcare Services, Inc.
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 06/07/23	728,131	727,221
NES Global Talent
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 05/11/23†††	708,953	662,871
Sovos Brands Intermediate, Inc.
4.98% (3 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 11/20/25†††	596,947	596,947
Drive Chassis (DCLI)
7.19% (3 Month USD LIBOR + 7.00%, Rate Floor: 7.00%) due 04/10/26	500,000	504,165
American Tire Distributors, Inc.
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	425,232	420,627
8.50% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%,
Rate Floor: 8.50%) due 09/02/24	81,618	80,846
Belk, Inc.
13.00% (5.00% Fixed Rate +0.00%, Rate Floor: 0.00%) (in-kind rate was 8.00%)
due 07/31/25[11]	415,373	292,318
8.50% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 07/31/25	100,428	100,679
BidFair MergeRight, Inc.
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 01/15/27	344,035	346,040
Intrawest Resorts Holdings, Inc.
2.84% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 07/31/24	296,173	291,044
EG Finco Ltd.
4.20% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 02/07/25	290,295	287,247
Landrys, Inc.
13.00% (3 Month USD LIBOR + 12.00%, Rate Floor: 13.00%) due 10/04/23†††	200,000	222,000
Atlantic Aviation FBO, Inc.
3.85% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 12/08/25	98,987	98,789
Total Consumer, Cyclical		96,087,265

Consumer, Non-cyclical – 9.2%
Valeo F1 Company Ltd.
5.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 08/27/27	GBP 4,500,000	6,371,892
Women’s Care Holdings, Inc.
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 01/15/28	6,250,000	6,242,187
Blue Ribbon LLC
6.75% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.75%) due 05/08/28	4,300,000	4,274,931

See notes to financial statements.

42 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2021

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,5 – 50.0% (continued)
Consumer, Non-cyclical – 9.2% (continued)
National Mentor Holdings, Inc.
4.50% (1 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%,
Rate Floor: 4.50%) due 03/02/28	4,021,333	$ 4,023,867
Taxware Holdings (Sovos Compliance LLC)
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 04/29/24†††	4,000,000	3,969,998
Quirch Foods Holdings LLC
5.75% (2 Month USD LIBOR + 4.75% and 3 Month USD LIBOR + 4.75%,
Rate Floor: 5.75%) due 10/27/27	3,690,750	3,709,204
HAH Group Holding Co. LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27	3,290,000	3,292,073
Southern Veterinary Partners LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27	3,155,727	3,159,672
AI Aqua Zip Bidco Pty Ltd.
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 12/13/23	3,000,000	3,000,000
Kronos Acquisition Holdings, Inc.
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/26	2,545,662	2,523,388
Zep, Inc.
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 08/12/24	2,557,799	2,517,514
Springs Window Fashions
8.59% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	1,350,000	1,345,788
4.34% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 06/16/25	883,255	883,529
Arctic Glacier Group Holdings, Inc.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 03/20/24	2,290,740	2,187,657
MDVIP LLC
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 11/14/24	2,078,977	2,072,054
PlayPower, Inc.
5.70% (3 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 05/08/26	2,042,843	2,022,414
PetIQ LLC
4.75% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 04/13/28	2,000,000	1,980,000
Packaging Coordinators Midco, Inc.
4.25% (1 Month USD LIBOR + 3.50% and 3 Month USD LIBOR + 3.50%,
Rate Floor: 4.25%) due 11/30/27	1,800,000	1,802,808
SCP Eye Care Services LLC
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 03/16/28†††	1,789,773	1,789,773
EyeCare Partners LLC
3.84% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 02/18/27	1,735,010	1,718,093
Diamond (BC) BV
3.19% (2 Month USD LIBOR + 3.00% and 3 Month USD LIBOR + 3.00%,
Rate Floor: 3.00%) due 09/06/24	1,721,417	1,713,671
Cambrex Corp.
4.25% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 12/04/26	1,683,032	1,688,081
Snacking Investments US LLC (Arnott’s)
5.00% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 12/18/26	1,678,750	1,678,750

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 43

SCHEDULE OF INVESTMENTS continued		May 31, 2021

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,5 – 50.0% (continued)
Consumer, Non-cyclical – 9.2% (continued)
Confluent Health LLC
5.09% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 06/24/26	1,572,000	$ 1,572,000
Triton Water Holdings, Inc.
4.00% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 03/31/28	1,514,815	1,512,921
California Cryobank
4.20% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 08/06/25	1,513,834	1,502,481
BCPE Eagle Buyer LLC
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/18/24	1,441,447	1,442,528
Hearthside Group Holdings LLC
4.09% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/23/25	1,417,375	1,415,164
Sierra Acquisition, Inc.
5.00% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 11/11/24†††	1,406,719	1,392,652
Mission Veterinary Partners
4.75% (6 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/27/28†††	1,350,000	1,346,625
Endo Luxembourg Finance Company I SARL
5.75% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 03/27/28	1,300,000	1,267,682
Tecbid US, Inc.
3.95% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 07/25/24†††	988,890	983,946
Pearl Intermediate Parent LLC
3.50% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 02/14/25	797,975	797,727
Atkins Nutritionals, Inc.
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 07/07/24	772,693	775,266
Certara, Inc.
3.70% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/15/24	598,769	598,020
Moran Foods LLC
11.75% (3 Month USD LIBOR + 0.00%, Rate Floor: 1.00%) (in-kind rate was
10.75%) due 10/01/24[11]	331,632	288,520
8.00% (3 Month USD LIBOR + 0.00%, Rate Floor: 1.00%) (in-kind rate was
7.00%) due 04/01/24[11]	270,462	282,633
Examworks Group, Inc.
4.25% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 07/27/23	545,616	546,102
Kar Nut Products Company LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 03/31/23†††	360,755	359,095
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 03/31/24†††	20,613	20,518
Chefs’ Warehouse, Inc., The
5.59% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 06/23/25	297,744	297,000
Recess Holdings, Inc.
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 09/30/24	294,656	292,226
Total Consumer, Non-cyclical		80,660,450

See notes to financial statements.

44 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2021

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,5 – 50.0% (continued)
Technology – 8.5%
Project Boost Purchaser LLC
5.00% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 06/01/26	5,323,250	$ 5,318,832
3.59% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/01/26	1,674,500	1,661,590
Peraton Corp.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/01/28	4,200,000	4,204,074
Transact Holdings, Inc.
4.84% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 04/30/26	4,091,384	4,050,470
Provation Software Group, Inc.
5.50% (6 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 12/22/27	3,900,000	3,851,250
Sportradar Capital SARL
4.25% (6 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 11/22/27	EUR 3,100,000	3,782,121
Ascend Learning LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 07/12/24	3,681,500	3,686,102
Valkyr Purchaser, LLC
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 11/05/27	3,650,000	3,651,533
Planview Parent, Inc.
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/17/27	3,341,625	3,337,448
Concorde Lux
4.00% (6 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 03/01/28	EUR 2,000,000	2,434,443
Sitecore Holding III A/S
6.75% (3 Month USD LIBOR + 6.25%, Rate Floor: 6.75%) due 03/12/26†††	968,000	954,123
7.00% (3 Month EURIBOR + 6.25%, Rate Floor: 6.25%) due 03/12/26†††	EUR 666,667	801,451
6.25% (3 Month EURIBOR + 6.25%, Rate Floor: 6.25%) due 03/12/26†††	EUR 533,333	641,160
Project Ruby Ultimate Parent Corp.
13.00% (1 Month USD LIBOR + 5.00%, Rate Floor: 0.00%) (in-kind rate
was 8.00%) due 03/10/28[11]	2,300,000	2,294,618
Datix Bidco Ltd.
4.71% (6 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/28/25†††	2,001,644	1,990,520
7.96% (6 Month USD LIBOR + 7.75%, Rate Floor: 7.75%) due 04/27/26†††	300,111	298,112
Apttus Corp.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/08/28	2,150,000	2,161,653
Ministry Brands LLC
5.00% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 12/02/22†††	2,140,283	2,113,605
Emerald TopCo, Inc. (Press Ganey)
3.69% (1 Month USD LIBOR + 3.50% and 3 Month USD LIBOR + 3.50%,
Rate Floor: 3.50%) due 07/24/26	2,063,969	2,051,069
Team.Blue Finco SARL
due 03/27/28[5]	EUR 1,655,405	2,009,362
RealPage, Inc.
3.75% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 04/24/28	1,980,000	1,977,030
Upland Software, Inc.
3.84% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/06/26	1,970,000	1,960,564
Atlas CC Acquisition Corp.
due 04/28/28[5]	1,950,000	1,947,563

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 45

SCHEDULE OF INVESTMENTS continued		May 31, 2021

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,5 – 50.0% (continued)
Technology – 8.5% (continued)
Misys Ltd.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	1,918,109	$ 1,892,599
Wrench Group LLC
5.50% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 04/30/26†††	1,795,500	1,799,989
Brave Parent Holdings, Inc.
4.09% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/18/25	1,795,944	1,793,699
Solera LLC
4.58% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/02/22†††	1,795,276	1,774,138
TIBCO Software, Inc.
3.85% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 06/30/26	1,736,875	1,726,957
Aston FinCo SARL
4.35% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/09/26	1,683,000	1,668,274
Navicure, Inc.
4.09% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 10/22/26	1,526,250	1,523,396
24-7 Intouch, Inc.
4.84% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 08/25/25†††	1,462,500	1,440,563
1A Smart Start LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 08/19/27	1,243,750	1,241,673
Greenway Health LLC
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/16/24	969,773	909,967
Sabre GLBL, Inc.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/10/27	798,000	801,990
Epicor Software
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 07/30/27	497,500	496,928
EXC Holdings III Corp.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 12/02/24	98,473	98,227
Total Technology		74,347,093

Industrial – 8.3%
CapStone Acquisition Holdings, Inc.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 11/12/27	4,610,046	4,610,046
DXP Enterprises, Inc.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 12/23/27	3,890,250	3,890,250
Charter Nex US Holdings, Inc.
5.00% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 12/01/27	3,790,500	3,803,539
American Bath Group LLC
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 11/23/27	3,750,000	3,741,037
StandardAero
3.70% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 04/06/26	2,708,750	2,621,934
DG Investment Intermediate Holdings 2, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/31/28	2,587,792	2,583,911
YAK MAT (YAK ACCESS LLC)
10.19% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	2,980,000	2,425,720

See notes to financial statements.

46 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2021

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,5 – 50.0% (continued)
Industrial – 8.3% (continued)
Mileage Plus Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	2,250,000	$ 2,399,625
Diversitech Holdings, Inc.
4.25% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/02/24	1,392,826	1,394,567
8.50% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25†††	1,000,000	1,000,000
ILPEA Parent, Inc.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 03/02/23†††	2,338,865	2,335,941
Fortis Solutions Group LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 12/15/23†††	2,296,217	2,273,254
WP CPP Holdings LLC
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 04/30/25	2,322,058	2,255,880
Aegion Corp.
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 05/17/28	2,200,000	2,208,250
Dispatch Terra Acquisition LLC
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/27/28	2,100,000	2,094,750
US Farathane LLC
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/23/24	2,100,000	2,079,000
STS Operating, Inc. (SunSource)
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	2,022,142	1,989,909
TricorBraun Holdings, Inc.
3.75% (6 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 03/03/28	1,973,986	1,958,195
NA Rail Hold Co. LLC
4.70% (3 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 10/19/26	1,872,045	1,881,405
Pelican Products, Inc.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/01/25	1,860,068	1,843,328
Tank Holdings Corp.
5.75% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 03/26/26	1,695,750	1,701,058
Anchor Packaging LLC
4.09% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 07/20/26	1,627,567	1,629,602
API Holdings III Corp.
4.34% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 05/11/26	1,572,000	1,548,420
Avison Young (Canada), Inc.
6.17% (3 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 01/30/26	1,568,466	1,544,939
Service Logic Acquisition, Inc.
4.75% (2 Month USD LIBOR + 4.00% and 3 Month USD LIBOR + 4.00%,
Rate Floor: 4.75%) due 10/29/27	1,485,522	1,491,093
AI Convoy Luxembourg SARL
4.50% (2 Month USD LIBOR + 3.50% and 6 Month USD LIBOR + 3.50%,
Rate Floor: 4.50%) due 01/18/27	1,485,000	1,484,376
Transcendia Holdings, Inc.
4.50% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/30/24	1,744,171	1,453,767
JetBlue Airways Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/17/24	1,155,000	1,180,029

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 47

SCHEDULE OF INVESTMENTS continued		May 31, 2021

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,5 – 50.0% (continued)
Industrial – 8.3% (continued)
TransDigm, Inc.
2.34% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/30/25	1,088,972	$ 1,073,890
SLR Consulting Ltd.
4.20% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/23/25†††	833,100	830,612
6.48% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/23/25†††	207,744	203,126
FCG Acquisitions, Inc
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 03/31/28	1,026,068	1,025,217
MI Windows And Doors LLC
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/18/27	997,500	999,375
Vertical (TK Elevator)
4.48% (6 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 07/30/27	995,006	998,180
Protective Industrial Products, Inc.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/29/27	1,000,000	997,500
Bhi Investments LLC
9.75% (3 Month USD LIBOR + 8.75%, Rate Floor: 9.75%) due 02/28/25†††	1,000,000	982,500
LTI Holdings, Inc.
3.59% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/08/25	975,000	961,243
Duran, Inc.
5.00% (6 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/29/24	491,140	483,773
5.00% (6 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 12/20/24	307,387	302,776
Pro Mach Group, Inc.
4.50% (2 Month USD LIBOR + 3.50% and 3 Month USD LIBOR + 3.50%,
Rate Floor: 4.50%) due 03/07/25	695,617	695,186
BWAY Holding Co.
3.39% (2 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24	688,648	671,005
Thermon Group Holdings, Inc.
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 10/30/24†††	538,952	537,605
CPM Holdings, Inc.
3.61% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 11/17/25	416,972	412,698
Titan Acquisition Ltd. (Husky)
3.20% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25	294,187	288,394
Park River Holdings, Inc.
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 12/28/27	140,636	139,691
Sundyne (Star US Bidco)
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/17/27	124,063	123,752
Hillman Group, Inc.
4.09% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/30/25	120,000	119,640
Total Industrial		73,269,988

Financial – 5.0%
Jones Deslauriers Insurance Management, Inc.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/12/28†††	CAD 4,573,000	3,800,704
8.00% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.00%) due 03/26/29†††	CAD 2,079,000	1,730,047
Franchise Group, Inc.
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 03/10/26	4,200,000	4,200,000

See notes to financial statements.

48 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2021

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,5 – 50.0% (continued)
Financial – 5.0% (continued)
Teneo Holdings LLC
6.25% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 07/11/25	4,001,096	$ 3,997,094
Jefferies Finance LLC
3.13% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/03/26	3,930,250	3,909,380
Higginbotham
6.50% (1 Month USD LIBOR + 5.75%, Rate Floor: 6.50%) due 11/25/26†††	2,926,301	2,886,220
Alter Domus
4.50% (2 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/17/28	2,800,000	2,782,500
Orion Advisor Solutions, Inc.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 09/24/27	2,745,625	2,747,355
Cross Financial Corp.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 09/15/27	2,095,625	2,095,625
AmeriLife Holdings LLC
4.11% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 03/18/27	1,061,765	1,060,438
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 03/18/27	995,000	992,513
Duff & Phelps
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 04/09/27	1,985,000	1,993,516
PAI Holdco, Inc.
4.50% (2 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.88%,
Rate Floor: 4.50%) due 10/28/27	1,850,000	1,854,052
HighTower Holding LLC
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/21/28	1,720,000	1,723,767
Nexus Buyer LLC
3.84% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 11/09/26	1,678,750	1,676,349
Aretec Group, Inc.
4.34% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/01/25	1,661,750	1,654,821
NFP Corp.
3.34% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/15/27	1,677,915	1,653,653
Claros Mortgage Trust, Inc.
6.00% (1 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 08/10/26	1,477,500	1,481,194
HUB International Ltd.
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 04/25/25	987,525	987,811
USI, Inc.
3.45% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 12/02/26	592,502	587,442
Situs AMC Holdings Corp.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/30/25	129,730	127,297
Total Financial		43,941,778

Communications – 3.0%
Syndigo LLC
5.25% (6 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 12/15/27†††	4,300,000	4,267,750
Xplornet Communications, Inc.
4.84% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 06/10/27	3,623,620	3,628,150
Trader Interactive
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 06/17/24†††	2,669,742	2,623,022

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 49

SCHEDULE OF INVESTMENTS continued		May 31, 2021

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,5 – 50.0% (continued)
Communications – 3.0% (continued)
Market Track LLC
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/05/24	2,069,375	$ 2,048,681
Conterra Ultra Broadband Holdings, Inc.
4.60% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/30/26	1,965,000	1,963,782
Cengage Learning Acquisitions, Inc.
5.25% (2 Month USD LIBOR + 4.25% and 3 Month USD LIBOR + 4.25%,
Rate Floor: 5.25%) due 06/07/23	1,819,860	1,817,840
Titan US Finco LLC
4.20% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/01/26	1,677,793	1,676,753
Flight Bidco, Inc.
7.59% (1 Month USD LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26	1,300,000	1,209,000
3.59% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/23/25	440,955	436,131
McGraw Hill LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 11/01/24	1,355,686	1,359,414
Resource Label Group LLC
5.50% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 05/26/23	1,292,924	1,208,884
Authentic Brands
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 09/27/24	1,189,703	1,189,917
Internet Brands, Inc.
3.59% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/13/24	1,031,112	1,026,101
Recorded Books, Inc.
4.11% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 08/29/25	846,831	846,077
GTT Communications, Inc.
2.95% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/30/25	583,500	474,461
Houghton Mifflin Co.
7.25% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 11/22/24	313,618	313,176
Total Communications		26,089,139

Basic Materials – 2.5%
Barentz Midco BV
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 11/30/27	1,995,000	1,995,000
DCG Acquisition Corp.
4.59% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 09/30/26	1,973,096	1,968,163
Invictus MD Strategies Corp.
3.09% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25	1,980,640	1,965,369
PetroChoice Holdings
6.00% (2 Month USD LIBOR + 5.00% and 3 Month USD LIBOR + 5.00%,
Rate Floor: 6.00%) due 08/19/22	1,992,844	1,898,184
American Rock Salt Company LLC
4.50% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 03/21/25	1,877,199	1,876,617
Illuminate Buyer LLC
3.59% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/30/27	1,820,438	1,808,732
Ascend Performance Materials Operations LLC
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 08/27/26	1,579,269	1,601,237

See notes to financial statements.

50 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2021

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,5 – 50.0% (continued)
Basic Materials – 2.5% (continued)
LSF11 Skyscraper HoldCo SARL
4.25% (2 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 09/29/27	1,550,000	$ 1,555,813
Niacet Corp.
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 02/01/24†††	1,525,069	1,502,193
Pregis TopCo Corp.
3.84% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 07/31/26	1,359,520	1,356,121
GrafTech Finance, Inc.
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/12/25	1,272,109	1,272,109
NIC Acquisition Corp.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/29/27	1,200,000	1,194,000
Niacet BV
5.50% (1 Month EURIBOR + 4.50%, Rate Floor: 5.50%) due 02/01/24†††	EUR 703,547	845,218
Pregis TopCo LLC
5.00% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 07/31/26	550,000	550,000
Vectra Co.
3.34% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/10/25	539,537	530,096
PQ Corp.
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/08/27	325,915	325,439
Noranda Aluminum Acquisition Corp.
due 02/28/19†††,10	468,781	197
Total Basic Materials		22,244,488

Utilities – 2.1%
Hamilton Projects Acquiror LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/17/27	5,413,851	5,407,084
RS Ivy Holdco, Inc.
6.50% (1 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 12/23/27†††	3,890,250	3,890,250
Oregon Clean Energy LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 03/02/26	2,354,837	2,259,183
Panda Stonewall
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 11/12/21	1,784,531	1,670,320
UGI Energy Services, Inc.
3.84% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/13/26	1,621,125	1,621,125
Franklin Energy (KAMC Holdings, Inc.)
4.14% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 08/14/26	1,625,250	1,560,240
Panda Hummel
3.84% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 04/27/22†††	1,270,366	1,206,847
7.00% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 10/27/22	178,622	170,585
EIF Channelview Cogeneration LLC
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 05/03/25	390,572	390,408
Total Utilities		18,176,042

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 51

SCHEDULE OF INVESTMENTS continued		May 31, 2021

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,5 – 50.0% (continued)
Energy – 0.5%
Venture Global Calcasieu Pass LLC
2.48% (1 Month USD LIBOR + 2.38%, Rate Floor: 2.38%) due 08/19/26†††	2,600,478	$ 2,405,442
SeaPort Financing LLC
5.60% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 10/31/25†††	1,461,490	1,446,875
Permian Production Partners LLC
9.00% (1 Month USD LIBOR + 1.00%, Rate Floor: 7.00%) (in-kind rate
was 2.00%) due 11/24/25†††,11	344,500	310,050
Centurion Pipe
4.09% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 09/29/25	199,500	197,256
Total Energy		4,359,623
Total Senior Floating Rate Interests
(Cost $436,045,099)		439,175,866

ASSET-BACKED SECURITIES†† – 15.1%
Collateralized Loan Obligations – 5.6%
LoanCore Issuer Ltd.
2019-CRE2, 1.60% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%)
due 05/15/36[1,5,7]	4,750,000	4,754,205
Lake Shore MM CLO III LLC
2020-1A, 4.93% (3 Month USD LIBOR + 4.75%, Rate Floor: 4.75%)
due 10/15/29[1,5,7]	3,000,000	3,022,178
ABPCI Direct Lending Fund CLO I LLC
2021-1A, 4.69% (3 Month USD LIBOR + 4.50%, Rate Floor: 4.50%)
due 04/20/32[1,5,7]	3,000,000	3,002,975
FDF II Ltd.
2016-2A, 7.70% due 05/12/31[9]	3,000,000	2,999,269
Diamond CLO Ltd.
2018-1A, 3.88% (3 Month USD LIBOR + 3.70%, Rate Floor: 3.70%)
due 07/22/30[1,5,7]	3,000,000	2,992,728
Marathon CRE Ltd.
2018-FL1, 3.10% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%)
due 06/15/28[1,5,7]	3,000,000	2,990,203
Newstar Commercial Loan Funding LLC
2017-1A, 5.29% (3 Month USD LIBOR + 5.10%, Rate Floor: 0.00%) due 03/20/27[1,5,7]	2,000,000	2,002,934
2017-1A, 3.69% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 03/20/27[1,5,7]	250,000	250,144
Dryden 50 Senior Loan Fund
2017-50A, due 07/15/30[7,12]	3,555,000	2,237,816
Marathon CLO V Ltd.
2017-5A, 2.00% (3 Month USD LIBOR + 1.85%) due 11/21/27[1,5,7]	2,000,000	1,980,198
2013-5A, due 11/21/27[7,12]	3,566,667	248,953
Cerberus Loan Funding XXX, LP
2020-3A, 3.83% (3 Month USD LIBOR + 3.65%, Rate Floor: 3.65%) due 01/15/33[1,5,7]	2,000,000	2,025,124
Palmer Square Loan Funding Ltd.
2021-2A, 5.20% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 05/20/29[1,5,7]	2,000,000	1,999,869

See notes to financial statements.

52 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2021

	Face
	Amount~	Value

ASSET-BACKED SECURITIES†† – 15.1% (continued)
Collateralized Loan Obligations – 5.6% (continued)
Hunt CRE Ltd.
2017-FL1, 3.40% (1 Month USD LIBOR + 3.30%, Rate Floor: 0.00%) due 08/15/34[1,5,7]	1,800,000	$ 1,793,500
Cerberus Loan Funding XXVI, LP
2021-1A, due 04/15/31[5,7]	1,750,000	1,750,000
Monroe Capital CLO Ltd.
2017-1A, 3.78% (3 Month USD LIBOR + 3.60%, Rate Floor: 0.00%) due 10/22/26[1,5,7]	1,750,000	1,746,335
Treman Park CLO Ltd.
2015-1A, due 10/20/28[7,12]	2,000,000	1,572,936
Golub Capital Partners CLO Ltd.
2017-16A, 3.21% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 07/25/29[1,5,7]	1,500,000	1,501,782
NewStar Clarendon Fund CLO LLC
2015-1A, 4.53% (3 Month USD LIBOR + 4.35%, Rate Floor: 0.00%) due 01/25/27[1,5,7]	1,500,000	1,499,782
Dryden Senior Loan Fund
due 01/15/31[12]	2,998,799	1,384,705
Carlyle Global Market Strategies CLO Ltd.
2012-3A, due 01/14/32[7,12]	2,600,000	1,076,702
MMCF CLO LLC
2019-2A, 2.58% (3 Month USD LIBOR + 2.40%) due 04/15/29[1,5,7]	950,000	949,989
Voya CLO Ltd.
2013-1A, due 10/15/30[7,12]	3,000,000	946,398
Dryden 41 Senior Loan Fund
2015-41A, due 04/15/31[7,12]	1,250,000	$609,172
First Eagle Clarendon Fund CLO LLC
2019-1A, 3.23% (3 Month USD LIBOR + 3.05%, Rate Floor: 0.00%) due 01/25/27[1,5,7]	550,000	550,113
KVK CLO Ltd.
2013-1A, due 01/14/28[1,7,12]	2,300,000	527,822
Venture XIII CLO Ltd.
2013-13A, due 09/10/29[7,12]	1,500,000	524,540
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[7,12]	1,050,000	484,841
Great Lakes CLO Ltd.
2014-1A, due 10/15/29[7,12]	1,153,846	476,963
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[12]	966,486	321,345
Babson CLO Ltd.
2014-IA, due 07/20/25[7,12]	3,000,000	305,700
A10 Permanent Asset Financing LLC
2017-II, 6.24% (WAC) due 06/15/51†††,5,7	250,000	268,590
Atlas Senior Loan Fund IX Ltd.
2018-9A, due 04/20/28[1,7,12]	2,600,000	261,864

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 53

SCHEDULE OF INVESTMENTS continued		May 31, 2021

	Face
	Amount~	Value

ASSET-BACKED SECURITIES†† – 15.1% (continued)
Collateralized Loan Obligations – 5.6% (continued)
West CLO Ltd.
2013-1A, due 11/07/25[7,12]	1,350,000	$ 48,195
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[7,12]	602,740	723
Total Collateralized Loan Obligations		49,108,593

Transport-Aircraft – 4.1%
Castlelake Aircraft Securitization Trust
2017-1, 5.93% due 07/15/42	3,819,041	3,790,261
2018-1, 4.13% due 06/15/43[1,7]	3,364,876	3,361,502
2016-1, 4.45% due 08/15/41	1,905,398	1,906,768
2019-1A, 3.97% due 04/15/39[1,7]	1,575,636	1,579,329
due 12/31/30†††	3,054,105	244,410
AASET Trust
2019-2, 4.46% due 10/16/39[1,7]	3,524,131	2,979,641
2020-1A, 4.34% due 01/16/40[1,7]	1,959,012	1,626,617
2019-1, 3.84% due 05/15/39[1,7]	1,273,635	1,264,920
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[1,7,13]	4,828,422	4,830,561
WAVE LLC
2019-1, 3.60% due 09/15/44[1,7]	2,510,083	2,504,228
Falcon Aerospace Ltd.
2019-1, 3.60% due 09/15/39[1,7]	1,273,008	1,287,741
2017-1, 6.30% due 02/15/42[7]	900,656	879,266
Castlelake Aircraft Structured Trust
2021-1A, 6.66% due 01/15/46[7]	1,783,916	1,865,529
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[1,7]	1,843,943	1,846,708
Sapphire Aviation Finance II Ltd.
2020-1A, 4.34% due 03/15/40[1,7]	1,870,268	1,639,045
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[1,7]	1,507,522	1,464,371
MAPS Ltd.
2019-1A, 4.46% due 03/15/44[1,7]	1,300,558	1,308,652
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[1,7]	822,304	806,250
Stripes Aircraft Ltd.
2013-1 A1, 3.62% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 03/20/23†††,5	574,172	552,116
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48[9]	455,390	315,774
Airplanes Pass Through Trust
2001-1A, due 03/15/19†††,5,9,10	6,677,317	668
Total Transport-Aircraft		36,054,357

See notes to financial statements.

54 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2021

	Face
	Amount~	Value

ASSET-BACKED SECURITIES†† – 15.1% (continued)
Financial – 1.8%
Aesf Vi Verdi, LP
2.15% (3 Month EURIBOR + 2.15%, Rate Floor: 2.15%) due 11/25/24†††,5	EUR 7,846,899	$ 9,558,502
Ceamer Finance LLC
3.69% due 03/22/31†††	4,000,000	3,918,109
Nassau LLC
2019-1, 3.98% due 08/15/34[1,7]	1,749,985	1,776,241
NCBJ
2015-1A, 5.88% due 07/08/22†††	416,948	425,569
Total Financial		15,678,421

Whole Business – 1.6%
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.19% due 06/07/49[1,7]	7,412,750	7,626,682
TSGE
2017-1, 6.25% due 09/25/31†††	5,000,000	5,174,763
Taco Bell Funding LLC
2018-1A, 4.32% due 11/25/48[1,7]	975,000	983,902
Total Whole Business		13,785,347

Infrastructure – 1.3%
VB-S1 Issuer LLC
2020-1A, 6.66% due 06/15/50[7]	6,300,000	6,867,274
Diamond Issuer LLC
2020-1A, 5.93% due 07/20/50[7]	2,700,000	2,707,717
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 5.92% due 06/15/48[7]	1,893,683	1,875,480
Total Infrastructure		11,450,471

Net Lease – 0.3%
CARS-DB4, LP
2020-1A, 4.95% due 02/15/50[1,7]	2,750,000	2,763,727

Diversified Payment Rights – 0.2%
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††	1,100,000	1,180,076

Collateralized Debt Obligations – 0.1%
Anchorage Credit Funding 4 Ltd.
2021-4A, 3.52% due 04/27/39[7]	1,000,000	990,101

Automotive – 0.1%
Hertz Vehicle Financing II, LP
2019-3A, 2.67% due 12/26/25[1,7]	231,879	232,589
2017-1A, 2.96% due 10/25/21[1,7]	227,477	228,548
2018-1A, 3.29% due 02/25/24[1,7]	113,398	113,789

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 55

SCHEDULE OF INVESTMENTS continued		May 31, 2021

	Face
	Amount~	Value

ASSET-BACKED SECURITIES†† – 15.1% (continued)
Automotive – 0.1% (continued)
Hertz Vehicle Financing LLC
2016-2A, 2.95% due 03/25/22[1,7]	166,460	$ 166,981
2018-2A, 3.65% due 06/27/22[1,7]	28,586	28,729
Total Automotive		770,636

Insurance – 0.0%
CBC Insurance Revenue Securitization LLC
2016-1, 5.25% due 07/15/46[1,9]	318,712	291,982

Transport-Rail – 0.0%
Trinity Rail Leasing, LP
2009-1A, 6.66% due 11/16/39[1,7]	144,076	159,008
Total Asset-Backed Securities
(Cost $135,398,793)		132,232,719

COLLATERALIZED MORTGAGE OBLIGATIONS†† – 11.2%
Government Agency – 7.2%
Uniform MBS 30 Year
due 07/01/22[5]	61,150,000	63,173,205

Residential Mortgage-Backed Securities – 2.1%
Lehman XS Trust Series
2006-18N, 0.27% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 12/25/36[5]	3,315,847	3,405,884
2006-16N, 0.30% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 11/25/46[5]	1,566,854	1,565,524
WaMu Asset-Backed Certificates WaMu Series
2007-HE4, 0.26% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 07/25/47[5]	1,923,878	1,617,732
2007-HE4, 0.34% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 07/25/47[5]	1,148,405	866,548
2007-HE2, 0.28% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[5]	1,519,656	748,017
Home Equity Mortgage Loan Asset-Backed Trust Series INABS
2006-E, 0.30% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%)
due 04/25/37[5]	2,857,697	2,366,439
Argent Securities Trust
2006-W5, 0.39% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%)
due 06/25/36[5]	2,598,599	2,041,813
GSAA Home Equity Trust
2006-16, 0.43% (1 Month USD LIBOR + 0.34%, Rate Floor: 0.34%)
due 10/25/36[5]	4,436,004	1,734,170
American Home Mortgage Assets Trust
2006-6, 0.30% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%)
due 12/25/46[5]	1,939,591	1,659,443
Morgan Stanley IXIS Real Estate Capital Trust
2006-2, 0.31% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%)
due 11/25/36[5]	3,002,892	1,382,409

See notes to financial statements.

56 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2021

	Face
	Amount~	Value

COLLATERALIZED MORTGAGE OBLIGATIONS†† – 11.2% (continued)
Residential Mortgage-Backed Securities – 2.1% (continued)
GSAA Trust
2007-3, 0.26% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%)
due 03/25/47[5]	1,647,704	$ 659,369
Total Residential Mortgage-Backed Securities		18,047,348

Military Housing – 1.7%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 5.49% (WAC) due 11/25/52[5,9]	3,598,213	3,620,133
2015-R1, 1.94% (WAC) due 11/25/55[5,7,14]	41,340,830	2,696,919
2015-R1, 0.65% (WAC) due 11/25/52[5,7,14]	33,731,105	1,875,898
GMAC Commercial Mortgage Asset Corp.
2004-POKA, 6.36% due 09/10/44†††,7	3,500,000	4,473,052
Capmark Military Housing Trust
2007-AETC, 5.75% due 02/10/52[7]	1,560,177	1,633,288
2007-AET2, 6.06% due 10/10/52[7]	468,088	492,825
Total Military Housing		14,792,115

Commercial Mortgage-Backed Securities – 0.2%
GS Mortgage Securities Corporation Trust
2020-DUNE, 2.62% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%)
due 12/15/36[5,7]	2,000,000	1,883,512
Total Collateralized Mortgage Obligations
(Cost $99,232,635)		97,896,180

U.S. TREASURY BILLS†† – 1.9%
U.S. Treasury Bills
0.03% due 06/03/21[1,15]	11,000,000	10,999,997
0.03% due 09/16/21[1,15]	3,000,000	2,999,911
0.01% due 06/24/21[1,15]	1,600,000	1,599,997
0.03% due 09/09/21[1,15]	1,000,000	999,965
Total U.S. Treasury Bills
(Cost $16,599,635)		16,599,870

MUNICIPAL BONDS†† – 0.1%
Oklahoma – 0.1%
Oklahoma Development Finance Authority Revenue Bonds
5.45% due 08/15/28	400,000	446,412
Total Municipal Bonds
(Cost $400,000)		446,412

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 57

SCHEDULE OF INVESTMENTS continued		May 31, 2021

	Notional
	Value	Value

OTC OPTIONS PURCHASED†† – 0.4%
Call options on:
Citibank, N.A. 2Y-10 CMS CAP
Expiring July 2022 with strike price of $0.40	295,300,000	$ 2,483,473
Bank of America, N.A. 2Y-10 CMS CAP
Expiring July 2022 with strike price of $0.61	99,000,000	644,490
Bank of America, N.A. 2Y-10 CMS CAP
Expiring July 2022 with strike price of $0.40	5,000,000	42,050
Total OTC Options Purchased
(Cost $844,140)		3,170,013
Total Investments – 150.1%
(Cost $1,283,815,686)		$ 1,317,063,101
	Face
	Amount~

COLLATERALIZED MORTGAGE OBLIGATIONS SOLD SHORT†† – (7.4)%
Government Agency – (7.4)%
Uniform MBS 30 Year
3.50% due 07/14/22	61,150,000	(64,583,695)
Total Collateralized Mortgage Obligations Sold Short
(Proceeds $64,648,558)		(64,583,695)

	Contracts

LISTED OPTIONS WRITTEN† – (0.1)%
Call options on:
Gores Holdings VI, Inc. – Class A16
Expiring March 2022 with strike price of $15.00 (Notional Value $534,390)	379	$ (123,175)
S&P 500 Index
Expiring June 2021 with strike price of $4,185.00 (Notional Value $62,641,239)	149	(883,570)
Total Listed Options Written
(Premiums received $1,100,473)		(1,006,745)

OTC OPTIONS WRITTEN† – 0.0%
Call options on:
Citibank, N.A. Pershing Square Tontine Holdings Ltd. Expiring December 2021
with strike price of $40.00 (Notional Value $102,992)	41	(7,380)
Citibank, N.A. Pershing Square Tontine Holdings Ltd. Expiring December 2021
with strike price of $30.00 (Notional Value $70,336)	28	(8,470)
Total OTC Options Written
(Premiums received $41,552)		(15,850)
Other Assets & Liabilities, net – (42.6)%		(373,415,397)
Total Net Assets – 100.0%		$ 878,041,414

58 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued				May 31, 2021

FUTURES CONTRACTS
Value and
	Number of		Notional	Unrealized
Description	Contracts	Expiration Date	Amount	Appreciation**

EQUITY FUTURES CONTRACTS PURCHASED†
S&P 500 Index Mini Futures Contracts	298	Jun 2021	$62,628,425	$ 3,750,876

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS††
		Floating	Floating					Upfront
		Rate	Rate	Fixed Payment Maturity	Notional		Premiums	Unrealized
Counterparty Exchange	Exchange	Type	Index	Rate Frequency	Date	Amount	Value	Paid Depreciation**
J.P. Morgan			3-Month
Securities			USD
LLC	CME	Receive LIBOR		1.58% Quarterly	04/28/31	$18,760,000	$(60,713)	$57,195	$(117,908)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
					Value at	Unrealized
			Settlement		May 31,	Appreciation
Counterparty	Contracts to Sell	Currency	Date	Settlement Value	2021	(Depreciation)
Citibank, N.A.	11,240,000	BRL	07/01/21	$ 2,716,438	$ 2,152,053	$ 564,385
Goldman Sachs International	5,700,000	BRL	07/01/21	1,335,364	1,091,343	244,021
JPMorgan Chase Bank, N.A.	3,000,000	BRL	07/01/21	712,674	574,391	138,283
Citibank, N.A.	6,753,000	CAD	06/17/21	5,584,813	5,591,500	(6,687)
Bank of America, N.A.	3,372,000	GBP	06/17/21	4,771,334	4,785,259	(13,925)
Barclays Bank plc	13,370,000	EUR	06/17/21	16,260,202	16,311,633	(51,431)
Goldman Sachs International	5,707,550	ILS	01/31/22	1,691,893	1,765,475	(73,582)
Bank of America, N.A.	8,978,000	EUR	06/30/21	10,603,036	10,956,090	(353,054)
						$ 448,010

					Value at	Unrealized
			Settlement	Settlement	May 31,	Appreciation
Counterparty	Contracts to Buy	Currency	Date	Value	2021	(Depreciation)
Goldman Sachs International	5,707,550	ILS	01/31/22	$ 1,554,802	$ 1,765,476	$ 210,674
JPMorgan Chase Bank, N.A.	1,000,000	EUR	06/30/21	1,218,896	1,220,326	1,430
Citibank, N.A.	250,000	EUR	06/17/21	305,555	305,004	(551)
Citibank, N.A.	19,940,000	BRL	07/01/21	3,831,369	3,817,786	(13,583)
						$ 197,970

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of
Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 59

SCHEDULE OF INVESTMENTS continued	May 31, 2021

†††	Value determined based on Level 3 inputs — See Note 6.
1	All or a portion of these securities have been physically segregated in connection with futures contracts, options, borrowings, reverse repurchase agreements and unfunded loan commitments. As of May 31, 2021, the total value of segregated securities was $433,514,389.
2	Affiliated issuer.
3	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
4	Rate indicated is the 7-day yield as of May 31, 2021.
5	Variable rate security. Rate indicated is the rate effective at May 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
6	Variable rate security. Rate indicated is the rate effective at May 31, 2021. The rate is linked to the volatility-
adjusted performance of the series 1 securities due 2069 of the underlying company, Alphas Managed
Accounts Platform LXXIX Limited.
7	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $379,589,586 (cost $367,751,415), or 43.2% of total net assets.
8	Perpetual maturity.
9	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section
4(a)(2) illiquid and restricted securities is $8,761,124 (cost $15,950,322), or 1.0% of total net assets —
See Note 12.
10	Security is in default of interest and/or principal obligations.
11	Payment-in-kind security.
12	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
13	Security is a step down bond, with 3.97% coupon rate until November 14, 2026. Future rate will be 2.00%
commencing on November 15, 2026.
14	Security is an interest-only strip.
15	Rate indicated is the effective yield at the time of purchase.
16	Special Purpose Acquisition Company (SPAC)

See notes to financial statements.

60 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2021

BofA	—	Bank of America
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CME	—	Chicago Mercantile Exchange
CMS	—	Constant Maturity Swap
EURIBOR —		European Interbank Offered Rate
EUR	—	Euro
GBP	—	British Pound
ILS	—	Israeli New Shekel
LIBOR	—	London Interbank Offered Rate
plc	—	Public Limited Company
PPV	—	Public-Private Venture
SARL	—	Société à Responsabilité Limitée
WAC	—	Weighted Average Coupon

See Sector Classification in Other Information section.

Country Diversification

% of Long-Term
Country	Investments
United States	91.4%
Cayman Islands	2.5%
Canada	1.5%
Netherlands	1.3%
United Kingdom	0.8%
Ireland	0.7%
Australia	0.4%
Other	1.4%
Total Long-Term Investments	100.0%

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 61

SCHEDULE OF INVESTMENTS continued	May 31, 2021

The following table summarizes the inputs used to value the Fund's investments at May 31, 2021 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
Investments in	Level 1	Observable	Unobservable
Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$ 52,682,853	$ 1,090,372	$ 1,408,510	$ 55,181,735
Preferred Stocks	3,402,240	39,657,048	761,240	43,820,528
Warrants	2,085,306	—	—	2,085,306
Closed-End Funds	41,466,613	—	—	41,466,613
Money Market Fund	10,576,039	—	—	10,576,039
Corporate Bonds	—	435,659,051	38,752,769	474,411,820
Senior Floating Rate Interests	—	371,314,497	67,861,369	439,175,866
Asset-Backed Securities	—	110,909,916	21,322,803	132,232,719
Collateralized Mortgage Obligations	—	93,423,128	4,473,052	97,896,180
U.S. Treasury Bills	—	16,599,870	—	16,599,870
Municipal Bonds	—	446,412	—	446,412
Options Purchased	—	3,170,013	—	3,170,013
Equity Futures Contracts*	3,750,876	—	—	3,750,876
Forward Foreign Currency Exchange Contracts*	—	1,158,793	—	1,158,793
Total Assets	$113,963,927	$1,073,429,100	$134,579,743	$1,321,972,770

		Level 2	Level 3
		Significant	Significant
Investments in	Level 1	Observable	Unobservable
Securities (Liabilities)	Quoted Prices	Inputs	Inputs	Total
Collateralized Mortgage Obligations Sold Short	$ —	$ 64,583,695	$ —	$ 64,583,695
Options Written	1,022,595	—	—	1,022,595
Interest Rate Swap Agreements*	—	117,908	—	117,908
Forward Foreign Currency Exchange Contracts*	—	512,813	—	512,813
Unfunded Loan Commitments (Note 11)	—	—	851,599	851,599
Total Liabilities	$ 1,022,595	$ 65,214,416	$ 851,599	$ 67,088,610

*	This derivative is reported as unrealized appreciation/depreciation at period end.

See notes to financial statements.

62 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2021

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $335,327,511 are categorized as Level 2 within the disclosure hierarchy — See Note 7.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

	Ending Balance	Valuation	Unobservable	Input	Weighted
Category	at May 31, 2021	Technique	Inputs	Range	Average*
Assets:
Asset-Backed Securities	$ 16,851,910	Yield Analysis	Yield	2.3%-13.0%	3.0%
Asset-Backed Securities	4,470,893	Option Adjusted Spread off the	Broker Quote	—	—
		prior month end broker quote
Collateralized Mortgage	4,473,052	Option Adjusted Spread off the	Broker Quote	—	—
Obligations		prior month end broker quote
Common Stocks	748,692	Third Party Pricing	Broker Quote	—	—
Common Stocks	341,710	Model Price	Purchase Price	—	—
Common Stocks	204,552	Enterprise Value	Valuation Multiple	2.7x-17.6x	11.8x
Common Stocks	113,556	Model Price	Liquidation Value	—	—
Corporate Bonds	29,944,838	Option Adjusted Spread off the	Broker Quote	—	—
		prior month end broker quote
Corporate Bonds	6,774,579	Third Party Pricing	Vendor Price	—	—
Corporate Bonds	1,059,632	Yield Analysis	Yield	4.1%	—
Corporate Bonds	973,720	Model Price	Purchase Price	—	—
Preferred Stocks	761,240	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	39,874,367	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	20,738,730	Yield Analysis	Yield	4.7%-8.1%	6.7%
Senior Floating Rate Interests	5,369,359	Model Price	Market Comparable	5.9%-10.3%	6.9%
			Yields
Senior Floating Rate Interests	1,878,913	Model Price	Purchase Price	—	—
Total Assets	$134,579,743
Liabilities:
Unfunded Loan Commitments	$851,599	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, market comparable yields, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended May 31, 2021, the Fund had securities with a total value of $7,898,523 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $25,008,465 transfer into Level 2 from Level 3 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 63

SCHEDULE OF INVESTMENTS continued	May 31, 2021

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended May 31, 2021.

				Assets					Liabilities
				Senior			Senior		Unfunded
		Collateralized		Floating			Fixed		Loan
	Asset-Backed	Mortgage	Corporate	Rate	Common	Preferred	Rate	Total	Commit-
	Securities	Obligations	Bonds	Interests	Stocks	Stocks	Interests	Assets	ments
Beginning
Balance	$21,167,927	$4,210,076 $ 7,533,032		$58,004,230	$1,179,186	$ — $ 584,338		$92,678,789	$ (266,911)
Purchases/
(Receipts)	3,920,000	—	35,773,770	45,420,376	1,791,392	719,724	253,127	87,878,389	(1,775,506)
(Sales, maturities
and paydowns)/
Fundings	(5,301,791)	—	(6,604,441)	(24,596,664)	(405,003)	—	(250,876)	(37,158,775)	684,504
Amortization of
premiums/
discounts	449,563	(8,010)	5,277	650,474	—	—	9,185	1,106,489	8,631
Total realized
gains (losses)
included in
earnings	150,293	—	320,305	(1,503,194)	(193,744)	—	—	(1,226,340)	169,653
Total change in
unrealized
appreciation
(depreciation)
included
in earnings	936,811	270,986	1,870,793	5,695,452	(748,476)	41,516	344,051	8,411,133	328,030
Transfers into
Level 3	—	—	973,720	6,273,107	651,696	—	—	7,898,523	—
Transfers out of
Level 3	—	—	(1,119,687)	(22,082,412)	(866,541)	—	(939,825)	(25,008,465)	—
Ending Balance	$21,322,803	$4,473,052 $38,752,769		$67,861,369	$1,408,510	$761,240	$ —	$134,579,743	$(851,599)
Net change in
unrealized
appreciation
(depreciation)
for investments
in Level 3 securities
still held at
May 31, 2021	$ 936,811	$ 270,986	$809,564	$ 2,337,143	$ (948,159)	$ 41,516	$ —	$ 3,447,861	$ 276,539

64 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2021

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended May 31, 2021, in which the company is an affiliated issuer, were as follows:

					Change in
				Realized	Unrealized
	Value			Gain	Appreciation	Value	Shares
Security Name	05/31/20	Additions	Reductions	(Loss)	(Depreciation)	05/31/21	05/31/21
Common Stocks
BP Holdco LLC*,1	$ 16,061	$ —	$ —	$ —	$ 3,358	$ 19,419	55,076
Targus Group
International Equity, Inc.*	23,091	—	—	—	7,099	30,190	12,989
	$ 39,152	$ —	$ —	$ —	$ 10,457	$ 49,609

*	Non-income producing security.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 65

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2021

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,283,790,410)	$ 1,317,013,492
Investments in affiliated issuers, at value (cost $25,276)	49,609
Cash	2,004,946
Restricted cash	768,724
Unrealized appreciation on forward foreign currency exchange contracts	1,158,793
Unamortized upfront premiums paid on interest rate swap agreements	57,195
Prepaid expenses	49,824
Receivables:
Investments sold	100,406,602
Interest	8,422,444
Fund shares sold	1,828,711
Dividends	224,376
Variation margin on futures contracts	63,325
Swap settlement	33,800
Total assets	1,432,081,841
LIABILITIES:
Reverse repurchase agreements (Note 7)	335,327,511
Borrowings (Note 8)	38,500,690
Unfunded loan commitments, at value (Note 11) (commitment fees received $1,450,845)	851,599
Securities sold short, at value (proceeds $64,648,558)	64,583,695
Options written, at value (proceeds $1,142,025)	1,022,595
Unrealized depreciation on forward foreign currency exchange contracts	512,813
Interest due on borrowings	48,568
Segregated cash due to broker	3,290,000
Payable for:
Investments purchased	107,561,020
Investment advisory fees	1,076,922
Offering costs	963,376
Professional fees	144,531
Variation margin on interest rate swap agreements	24,473
Trustees’ fees and expenses*	8,326
Other liabilities	124,308
Total liabilities	554,040,427
NET ASSETS	$ 878,041,414
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 51,503,912 shares issued and outstanding	$ 515,039
Additional paid-in capital	865,527,739
Total distributable earnings (loss)	11,998,636
NET ASSETS	$ 878,041,414
Shares outstanding ($0.01 par value with unlimited amount authorized)	51,503,912
Net asset value	$ 17.05

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

66 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

STATEMENT OF OPERATIONS	May 31, 2021
Year Ended May 31, 2021

INVESTMENT INCOME:
Interest from securities of unaffiliated issuers	$ 53,939,941
Dividends from securities of unaffiliated issuers	3,845,048
Total investment income	57,784,989
EXPENSES:
Investment advisory fees	10,420,715
Interest expense	2,153,731
Professional fees	589,764
Administration fees	191,569
Fund accounting fees	184,622
Trustees’ fees and expenses*	138,700
Printing fees	114,767
Custodian fees	100,398
Registration and filing fees	65,700
Insurance	25,519
Transfer agent fees	22,162
Miscellaneous	15,248
Total expenses	14,022,895
Net investment income	43,762,094
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(3,345,391)
Swap agreements	11,055,773
Futures contracts	23,723,410
Options purchased	1,522,480
Options written	(8,554,201)
Forward foreign currency exchange contracts	(357,428)
Foreign currency transactions	168,618
Net realized gain	24,213,261
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	94,301,485
Investments in affiliated issuers	10,457
Investments sold short	64,863
Swap agreements	(2,546,917)
Futures contracts	(4,518,400)
Options purchased	2,080,453
Options written	2,062,758
Forward foreign currency exchange contracts	(1,334,867)
Foreign currency translations	(299,855)
Net change in unrealized appreciation (depreciation)	89,819,977
Net realized and unrealized gain	114,033,238
Net increase in net assets resulting from operations	$ 157,795,332

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 67

STATEMENTS OF CHANGES IN NET ASSETS		May 31, 2021

	Year Ended	Year Ended
	May 31, 2021	May 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 43,762,094	$ 34,897,661
Net realized gain (loss) on investments	24,213,261	(27,046,942)
Net change in unrealized appreciation (depreciation)
on investments	89,819,977	(36,185,853)
Net increase (decrease) in net assets resulting from operations	157,795,332	(28,335,134)
DISTRIBUTIONS:
Distributions to shareholders	(44,994,676)	(33,846,511)
Return of capital	(56,227,228)	(52,158,126)
Total distributions	(101,221,904)	(86,004,637)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares issued through at-the-market offering	161,999,252	112,581,936
Reinvestments of distributions	11,166,994	9,101,002
Common shares offering cost charged to paid-in-capital	(590,331)	(275,710)
Net increase in net assets resulting from shareholder transactions	172,575,915	121,407,228
Net increase in net assets	229,149,343	7,067,457
NET ASSETS:
Beginning of period	648,892,071	641,824,614
End of period	$ 878,041,414	$ 648,892,071

See notes to financial statements.

68 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS	May 31, 2021
For the Year Ended May 31, 2021
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$ 157,795,332
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used in Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	(94,376,805)
Net change in unrealized (appreciation) depreciation on options purchased	(2,080,453)
Net change in unrealized (appreciation) depreciation on options written	(2,062,758)
Net change in unrealized (appreciation) depreciation on OTC swap agreements	898,744
Net change in unrealized (appreciation) depreciation on forward foreign
currency exchange contracts	1,334,867
Net realized loss on investments	3,345,391
Net realized gain on options purchased	(1,522,480)
Net realized loss on options written	8,554,201
Purchase of long-term investments	(1,102,294,732)
Proceeds from sale of long-term investments	641,151,062
Net proceeds from sale of short-term investments	21,714,145
Net accretion of bond discount and amortization of bond premium	(9,232,202)
Corporate actions and other payments	219,570
Premiums received on options written	14,583,951
Cost of closing options written	(23,431,299)
Commitment fees received and repayments of unfunded commitments	1,109,459
Decrease in upfront premiums received liability	(2,370,583)
Increase in interest receivable	(4,881,522)
Increase in dividends receivable	(158,585)
Increase in investments sold receivable	(92,791,033)
Decrease in swap settlement receivable	123,078
Increase in variation margin on futures contracts receivable	(57,525)
Decrease in variation margin on credit default swap agreements receivable	100,596
Decrease in protection fees on credit default swap agreements receivable	406,580
Increase in prepaid expenses	(17,005)
Decrease in tax reclaims receivable	3,940
Increase in investments purchased payable	95,669,083
Increase in interest due on borrowings	26,794
Decrease in professional fees payable	(22,244)
Decrease in segregated cash due to broker	(560,000)
Increase in investment advisory fees payable	478,100
Increase in variation margin on interest rate swap agreements payable	24,473
Increase in trustees’ fees and expenses payable*	5,429
Increase in other liabilities	29,182
Net Cash Used in Operating and Investing Activities	$ (388,285,249)

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 69

STATEMENT OF CASH FLOWS continued	May 31, 2021
For the Year Ended May 31, 2021
Cash Flows From Financing Activities:
Distributions to common shareholders	(90,054,910)
Proceeds from the issuance of common shares	161,509,527
Proceeds from borrowings	22,300,000
Payments made on borrowings	(3,099,310)
Proceeds from reverse repurchase agreements	1,381,962,147
Payments made on reverse repurchase agreements	(1,089,080,458)
Offering costs in connection with the issuance of common shares	(11,996)
Net Cash Provided by Financing Activities	383,525,000
Net decrease in cash	(4,760,249)
Cash at Beginning of Year (including restricted cash)	7,533,919
Cash at End of Year (including restricted cash)	$ 2,773,670
Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for interest	$ 1,785,632
Supplemental Disclosure of Cash Financing Activity: Dividend reinvestment	$ 11,166,994

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

70 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS	May 31, 2021

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,
	2021	2020	2019	2018	2017
Per Share Data:
Net asset value, beginning of period	$ 15.29	$ 17.91	$ 19.12	$ 19.78	$ 17.50
Income from investment operations:
Net investment income(a)	0.95	0.89	0.97	1.23	1.61
Net gain (loss) on investments (realized and unrealized)	3.00	(1.32)	0.01	0.30	2.86
Total from investment operations	3.95	(0.43)	0.98	1.53	4.47
Less distributions from:
Net investment income	(0.97)	(0.86)	(1.12)	(2.01)	(2.18)
Capital gains	—	—	(0.16)	(0.18)	(0.01)
Return of capital	(1.22)	(1.33)	(0.91)	—	—
Total distributions to shareholders	(2.19)	(2.19)	(2.19)	(2.19)	(2.19)
Net asset value, end of period	$ 17.05	$ 15.29	$ 17.91	$ 19.12	$ 19.78
Market value, end of period	$ 20.90	$ 16.20	$ 19.96	$ 21.29	$ 20.94
Total Return(b)
Net asset value	27.20%	(2.79%)	5.43%	8.02%	26.76%
Market value	45.59%	(7.96%)	4.94%	13.31%	33.33%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 878,041	$ 648,892	$ 641,825	$ 530,250	$ 410,465
Ratio to average net assets of:
Net investment income, including interest expense	5.72%	5.29%	5.26%	6.27%	8.55%
Total expenses, including interest expense(c)(d)	1.83%	1.21%	1.17%	1.52%	2.35%
Portfolio turnover rate	64%	41%	38%	48%	41%

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 71

FINANCIAL HIGHLIGHTS continued	May 31, 2021

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,
	2021	2020	2019	2018	2017
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$ 38,501	$ 19,300	N/A	N/A	$ 16,705
Asset Coverage per $1,000 of indebtedness(e)	$ 23,806	$ 34,621	N/A	N/A	$ 25,571

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total returns does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c)	The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.09%, 0.08%, 0.00%*, 0.00%* and 0.00%* for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.
(d)	Excluding interest expense, the operating expense ratios for the years ended May 31, would be:

2021	2020	2019	2018	2017
1.55%	1.17%	1.15%	1.33%	1.62%

(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the borrowings.
*	Less than 0.01%.

See notes to financial statements.

72 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	May 31, 2021

Note 1 – Organization

Guggenheim Strategic Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on November 13, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation.

Note 2 – Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund's investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund's securities and/or other assets.

Valuations of the Fund's securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund's officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 73

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2021

If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which

74 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2021

the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by the Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s Chicago Mercantile Exchange close price, adjusted for the current day's spreads.

The values of other swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities, and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement.

The Fund may receive other income from investments in senior loan interests, including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 75

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2021

Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund's Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund's investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market

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prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(e) Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in forward foreign currency exchange contracts.

(f) Distributions to Shareholders

The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

(g) Restricted Cash

A portion of cash on hand relates to collateral received by the Fund for repurchase agreements and futures contracts. This amount, if any, is presented on the Statement of Assets and Liabilities as Restricted Cash. At May 31, 2021, there was $768,724 of restricted cash.

(h) U.S. Government Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(i) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

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Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(j) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(k) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

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(l) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(m) Indemnifications

Under the Fund's organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(n) Special Purpose Acquisition Companies

The Fund may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the

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completion of a business combination nears. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 3 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Speculation: the use of an instrument to express macro-economic and other investment views.

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Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund's use and volume of call/put options purchased on a monthly basis:

		Average Notional Amount
Use	Call		Put
Duration, Hedge, Speculation	$577,975,000		$–

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund's use and volume of call/put options written on a monthly basis:

			Average Notional Amount
Use		Call		Put
Hedge, Income	Duration, Hedge, Index exposure	$57,462,134		$–

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

The following table represents the Fund's use and volume of futures on a monthly basis:

		Average Notional Amount
Use	Long	Short
Index exposure	$57,180,492	$–

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Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund's use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Use	Long	Short
Income, Index Exposure	$44,772,803	$164,956

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund's use and volume of interest rate swaps on a monthly basis:

		Average Notional Amount
	Pay	Receive
Use	Floating Rate	Floating Rate
Duration, Hedge	$–	$5,014,167

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is

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selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
	Protection	Protection
Use	Sold	Purchased
Income, Index Exposure	$30,968,967	$–

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

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The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

		Average Value
Use	Purchased		Sold
Hedge	$13,248,517		$31,988,279

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund's Statement of Assets and Liabilities as of May 31, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	Variation margin on	Options written, at value
futures contracts

Interest rate contracts	Investments in unaffiliated	Variation margin on interest
	issuers, at value	rate swap agreements

Currency contracts	Unrealized appreciation on	Unrealized depreciation on
	forward foreign currency	forward foreign currency
	exchange contracts	exchange contracts

The following tables set forth the fair value of the Fund's derivative investments categorized by primary risk exposure at May 31, 2021:

Asset Derivative Investments Value
			Options	Forward
	Swaps	Options	Purchased	Foreign
Futures	Interest	Written	Interest	Currency
Equity	Rate	Equity	Rate	Exchange	Total Value at
Risk*	Risk	Risk	Risk	Risk	May 31, 2021
$3,750,876	$ –	$ –	$3,170,013	$ 1,158,793	$ 8,079,682

Liability Derivative Investments Value
			Options	Forward
	Swaps	Options	Purchased	Foreign
Futures	Interest	Written	Interest	Currency
Equity	Rate	Equity	Rate	Exchange	Total Value at
Risk*	Risk*	Risk	Risk	Risk	May 31, 2021
$ –	$ 117,908	$1,022,595	$ –	$ 512,813	$ 1,653,316

* Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives as reported on the Schedule of Investments. For exchange-traded and centrally cleared derivatives, variation margin is reported within the Statement of Assets and Liabilities

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The following is a summary of the location of derivative investments on the Fund's Statement of Operations for the year ended May 31, 2021:

Derivative Investment Type Equity contracts

Location of Gain (Loss) on Derivatives

Net realized gain (loss) on futures contracts Net change in unrealized appreciation (depreciation) on futures contracts Net realized gain (loss) on options written Net change in unrealized appreciation (depreciation) on options written

Interest Rate contracts	Net realized gain (loss) on options purchased Net change in unrealized appreciation (depreciation) on options purchased Net realized gain (loss) on swap agreements Net change in unrealized appreciation (depreciation) on swap agreements
Credit contracts	Net realized gain (loss) on swap agreements Net change in unrealized appreciation (depreciation) on swap agreements
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund's realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended May 31, 2021:

Realized Gain(Loss) on Derivative Investments Recognized on the Statements of Operations
Forward
	Swaps		Options	Options	Foreign
Futures	Interest	Swaps	Written	Purchased	Currency
Equity	Rate	Credit	Equity Interest Rate		Exchange
Risk	Risk	Risk	Risk	Risk	Risk	Total
$23,723,410	$ 181,296	$10,874,477	$(8,554,201)	$1,522,480	$ (357,428)	$ 27,390,034

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations

Forward
	Swaps		Options	Options	Foreign
Futures	Interest	Swaps	Written	Purchased	Currency
Equity	Rate	Credit	Equity	Interest Rate	Exchange
Risk	Risk	Risk	Risk	Risk	Risk	Total
$(4,518,400)	$(117,908)	$(2,429,009)	$2,062,758	$2,080,453	$ (1,334,867)	$ (4,256,973)

In conjunction with short sales and the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

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The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Note 4 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral

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received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

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The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

			Net Amount	Gross Amounts Not Offset
		Gross Amounts	of Assets	in the Statement of
	Gross	Offset in the	Presented on the	Assets and Liabilities
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral
Instrument	Assets[1]	Liabilities	Liabilities	Instruments	Received	Net Amount
Forward foreign
currency
exchange
contracts	$ 1,158,793	$ –	$ 1,158,793	$ (94,403)	$ (924,677)	$ 139,713
Options purchased
contracts	3,170,013	–	3,170,013	(382,829)	(2,296,436)	490,748

			Net Amount	Gross Amounts Not Offset
		Gross Amounts	of Liabilities	in the Statement of
	Gross	Offset in the	Presented on the	Assets and Liabilities
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral
Instrument	Liabilities[1]	Liabilities	Liabilities	Instruments	Pledged	Net Amount
Forward foreign
currency
exchange
contracts	$ 512,813	$ –	$ 512,813	$ (461,382)	$ –	$ 51,431
Options written
contracts	15,850	–	15,850	(15,850)	–	–
Reverse
Repurchase
Agreements	335,327,511	–	335,327,511	(335,327,511)	–	–

1 Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of May 31, 2021.

Counterparty	Asset Type	Cash Pledged	Cash Received
Citibank N.A., New York	Forward foreign currency exchange contracts,	$ –	$ 2,840,000
	options purchased and written
Goldman Sachs International	Forward foreign currency exchange contracts	–	450,000
J.P. Morgan Securities LLC	Interest rate swap agreements	768,724	–
		$ 768,724	$ 3,290,000

Note 5 – Fees and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Fund's administrative management

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2021

and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund's average daily managed assets.

Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the supervision of the Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average daily managed assets.

For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund's total assets minus the sum of its accrued liabilities. Total assets means all of the Fund's assets and is not limited to its investment securities. Accrued liabilities means all of the Fund's liabilities other than borrowings for investment purposes.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

GFIA pays operating expenses on behalf of the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund's administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Fund's securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund's custodian. As custodian, BNY is responsible for the custody of the Fund's assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund's average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.

Note 6 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2021

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 7 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the

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Fund's assets. For the year ended May 31, 2021, the average daily balance for which reverse repurchase agreements were outstanding amounted to $242,666,922. The weighted average interest rate was 0.64%. As of May 31, 2021, there was $335,327,511 in reverse repurchase agreements outstanding.

As of May 31, 2021, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rates	Maturity Dates	Face Value
BMO Capital Markets Corp.	0.38% - 0.45%*	Open Maturity	$ 90,415,439
BMO Capital Markets Corp.	0.37% - 0.47%	07/06/21 - 07/12/21	40,679,281
Barclays Capital, Inc.	0.35% - 0.45%*	Open Maturity	46,022,732
Barclays Capital, Inc.	0.40% - 0.47%	07/06/21 - 07/12/21	21,915,218
Canadian Imperial Bank of Commerce	0.36% - 0.75%	06/04/21 - 06/23/21	51,592,827
Canadian Imperial Bank of Commerce	0.40% - 0.60%*	Open Maturity	8,863,414
RBC Capital Markets LLC	(0.25%) - 0.45%*	Open Maturity	24,481,939
RBC (Barbados) Trading Bank Corp.	0.99%	07/21/21	21,893,558
Credit Suisse Securities (USA) LLC	0.30% - 0.45%*	Open Maturity	12,497,354
Societe Generale	0.55%*	Open Maturity	4,786,771
Societe Generale	0.80% - 1.05%	06/18/21	1,729,516
J.P. Morgan Securities LLC	0.35% - 0.40%*	Open Maturity	3,658,864
J.P. Morgan Securities LLC	0.35%	06/14/21	1,772,792
Bank of America	0.26% - 0.45%*	Open Maturity	5,017,806
			$ 335,327,511

*	The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set of reference rate and spread. Rate indicated is the rate effective at May 31, 2021.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of May 31, 2021, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight			Greater than
	and Continuous	Up to 30 days	31-90 days	90 days	Total
Corporate Bonds	$195,744,319	$ 1,772,792	$62,594,500	$ —	$260,111,611
Mortgage-Backed Securities	—	53,322,342	—	—	53,322,342
Common Stocks	—	—	21,893,558	—	21,893,558
Total reverse repurchase
agreements	$195,744,319	$55,095,134	$84,488,058	$ —	$335,327,511
Gross amount of recognized
liabilities for reverse
repurchase agreements	$195,744,319	$55,095,134	$84,488,058	$ —	$335,327,511

Note 8 – Borrowings

The Fund has entered into an $80,000,000 credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. Interest on the amount borrowed is based on the 3-month LIBOR plus 0.85%. As of May 31, 2021, there was $38,500,690 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the period was $32,711,998 with a related average interest rate of 1.14%. The maximum amount outstanding during the year was

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2021

$38,500,690. As of May 31, 2021, the total value of securities segregated and pledged as collateral in connection with borrowings was $77,417,672.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Note 9 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended May 31, 2021 was as follows:

Ordinary	Long-Term	Return of	Total
Income	Capital Gain	Capital	Distributions
$44,994,676	$ –	$56,227,228	$101,221,904

The tax character of distributions paid during the year ended May 31, 2020 was as follows:

Ordinary	Long-Term	Return of	Total
Income	Capital Gain	Capital	Distributions
$33,846,511	$ –	$52,158,126	$86,004,637

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2021

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of May 31, 2021 were as follows:

Undistributed	Undistributed	Net Unrealized	Accumulated
Ordinary	Long-Term	Appreciation	Capital and
Income	Capital Gain	(Depreciation)	Other Losses	Total
$ –	$ –	$21,201,353	$(9,202,717)	$11,998,636

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of May 31, 2021, capital loss carryforwards for the Fund were as follows:

		Total
Unlimited		Capital Loss
Short-Term	Long-Term	Carryforward
$ –	$(9,202,717)	$(9,202,717)

For the year ended May 31, 2021, the following capital loss carryforward amounts were utilized:

Utilized
$20,158,512

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in partnerships, foreign currency gains and losses, investments in collateralized debt obligations, losses deferred due to wash sales, paydown losses and the “mark-to-market” of certain derivatives. Additional differences include investments in swaps, and return of capital distributions. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

There were no adjustments made on the Statement of Assets and Liabilities as of May 31, 2021 for permanent book/tax differences.

At May 31, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Net Tax
	Tax	Tax	Unrealized
Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$1,230,343,906	$51,851,323	$(30,950,054)	$20,901,269

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2021

Note 10 – Securities Transactions

For the year ended May 31, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$1,102,294,732	$641,151,062

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended May 31, 2021, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain (Loss)
$9,847,521	$15,075,372	$(116,649)

Note 11 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of May 31, 2021. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, illiquid securities, and liquid term loans as a reserve. As of May 31, 2021, the total amount segregated in connection with unfunded loan commitments and reverse repurchase agreements was $356,096,718.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2021

The unfunded loan commitments as of May 31, 2021, were as follows:

Borrower	Maturity Date	Face Amount*	Value
Alexander Mann	12/16/24	GBP 1,250,000	$ 159,478
CapStone Acquisition Holdings, Inc.	11/12/27	828,400	7,612
Care BidCo	04/15/26	1,000,000	119,552
CCC Information Services, Inc.	04/27/22	1,250,000	112
DG Investment Intermediate Holdings 2, Inc.	03/17/28	112,208	168
Examworks Group, Inc.	01/27/23	1,500,000	84,220
FCG Acquisitions, Inc	03/31/28	195,442	162
Fortis Solutions Group LLC	12/15/23	163,320	1,633
Galls LLC	01/31/24	29,928	1,739
HAH Group Holding Co. LLC	10/29/27	410,000	5,626
Higginbotham	11/25/22	823,699	4,583
HighTower Holding LLC	04/16/28	430,000	–
ImageFIRST Holdings LLC	04/26/28	203,704	255
Jones Deslauriers Insurance Management, Inc. 03/12/28		1,248,000	–
MB2 Dental Solutions LLC	01/29/27	949,546	8,979
National Mentor Holdings, Inc.	03/02/28	178,667	–
OEConnection LLC	09/25/26	6,071	30
SCP Eye Care Services LLC	03/16/28	310,227	–
SeaPort Financing LLC	10/31/23	2,650,000	91,985
Service Logic Acquisition, Inc.	10/22/27	364,478	3,336
SHO Holding I Corp.	04/29/24	500,000	40,000
Solera LLC	08/27/21	5,297,638	1,373
Southern Veterinary Partners LLC	10/05/27	436,364	3,963
Team.Blue Finco SARL	03/18/28	94,595	553
Trader Interactive	06/15/23	115,385	2,167
TricorBraun Holdings, Inc.	03/03/28	426,014	3,408
Venture Global Calcasieu Pass LLC	08/19/26	1,399,522	104,964
Vertical (TK Elevator)	01/30/27	1,750,000	205,701
			$ 851,599

* The face amount is denominated in U.S. dollars unless otherwise indicated.

GBP - British Pound

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2021

Note 12 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Airplanes Pass Through Trust
2001-1A, due 03/15/19[1,2]	10/14/09	$ 5,384,675	$ 668
Basic Energy Services, Inc.
10.75% due 10/15/23	09/25/18	497,423	95,000
CBC Insurance Revenue Securitization LLC
2016-1, 5.25% due 07/15/46[3]	08/09/19	310,616	291,982
FDF II Ltd.
2016-2A, 7.70% due 05/12/31	04/15/16	2,987,266	2,999,269
FLNG Liquefaction 2 LLC
4.13% due 03/31/38[3]	07/23/19	224,690	263,084
Freddie Mac Military Housing
Bonds Resecuritization
Trust Certificates
2015-R1, 5.49% (WAC) due 11/25/52[1]	09/10/19	3,598,213	3,620,133
Mirabela Nickel Ltd.
due 06/24/19[2]	12/31/13	1,259,370	55,527
Princess Juliana International
Airport Operating Company N.V.
5.50% due 12/20/27[3]	12/17/12	1,236,447	1,119,687
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48	11/27/13	451,622	315,774
		$ 15,950,322	$ 8,761,124

[1]	Variable rate security. Rate indicated is the rate effective at May 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
[2]	Security is in default of interest and/or principal obligations.
[3]	All or a portion of these securities have been physically segregated in connection with borrowings and reverse repurchase agreements.

Note 13 – Capital

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 51,503,912 shares issued and outstanding.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2021

Transactions in common shares were as follows:

	Year Ended	Year Ended
	May 31, 2021	May 31, 2020
Beginning shares	42,426,020	35,845,939
Shares issues through at-the-market offering	8,462,066	6,052,385
Shares issues through dividend reinvestment	615,826	527,696
Ending shares	51,503,912	42,426,020

On July 1, 2019, the Fund's shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to $350,000,000 of common shares. On July 1, 2019, the Fund entered into an at-the-market sales agreement with Cantor Fitzgerald & Co. to offer and sell up to 11,250,000 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. On February 1, 2021, the Fund entered into an at-the-market sales agreement with Cantor Fitzgerald & Co. to offer and sell common shares having an aggregated initial offering price of up to $159,724,117, from time to time, through Cantor Fitzgerald as agent for the Fund.

As of May 31, 2021, up to $86,245,728 remained available under the at-the-market sales agreement. For the year ended May 31, 2021, the Fund paid $11,996 for offering costs associated with the at-the market offering, and will be responsible for additional offering costs in the future of up to 0.60% of the offering price of commons shares sold pursuant to the shelf registration statement.

Note 14 – COVID-19

The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Note 15 – Subsequent Events

The Boards of Trustees (collectively, the “Board”) of several Guggenheim closed-end funds approved the following mergers at a special joint meeting of the Board held on April 12, 2021 (reconvened April 20, 2021): (i) for shareholders of Guggenheim Enhanced Equity Income Fund (“GPM”) and Guggenheim Credit Allocation Fund (“GGM”), the merger of each respective fund into Guggenheim

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2021

Strategic Opportunities Fund (“GOF”), and (ii) for shareholders of GOF, the merger of each of GPM and GGM into GOF, including the issuance of additional common shares of beneficial interest of GOF. The Board believes each proposed merger is in the best interests of each of GPM, GGM, and GOF and their respective shareholders. A special joint meeting of shareholders is scheduled to be held on August 24, 2021, subject to any adjournment or postponement, where shareholders will be asked to consider and vote on the proposed mergers.

Subject to the necessary shareholder approvals and the satisfaction of applicable regulatory requirements and other customary closing conditions, it is anticipated that the mergers will be completed in the third or fourth quarter of 2021. Upon completion of the mergers, each of GPM and GGM will merge directly with and into GOF, and shareholders of each of GPM and GGM will become shareholders of GOF and will receive GOF shares, the aggregate net asset value (NAV) (not the market value) of which will equal the aggregate NAV (not the market value) of the shares of GPM or GGM, as applicable, held immediately prior to the mergers. Approval of the merger of GPM with and into GOF is not contingent upon the approval of the merger of GGM with and into GOF, and likewise, approval of the merger of GGM with and into GOF is not contingent upon approval of the merger of GPM with and into GOF.

More information regarding the proposed mergers is provided in the Combined Proxy Statement/Prospectus that was filed on June 29, 2021 with the Securities and Exchange Commission (“SEC”) and available on the SEC’s website (www.sec.gov). Investors and security holders of GPM, GGM and GOF are urged to read the Combined Proxy Statement/Prospectus and other documents filed with the SEC carefully and in their entirety. The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no additional material events that would require disclosure other than the events disclosed above.

98 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2021

To the Shareholders and Board of Trustees of Guggenheim Strategic Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Strategic Opportunities Fund (the “Fund”), including the schedule of investments, as of May 31, 2021, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Guggenheim Strategic Opportunities Fund at May 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia

July 29, 2021

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 99

OTHER INFORMATION (Unaudited)	May 31, 2021

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2022, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2021.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending May 31, 2021, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended May 31, 2021, the Fund had the corresponding percentages qualify as interest related dividends as permitted by IRC Section 871(k)(1) . See qualified interest income in the table below.

Qualified	Dividend	Qualified
Dividend	Received	Interest
Income	Deduction	Income
2.59%	2.50%	83.74%

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Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on April 8, 2021. Shareholders voted on the election of Trustees. With regards to the election of the following Trustees by shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Thomas F. Lydon, Jr.	32,823,663	299,426	372,280
Ronald A. Nyberg	32,803,057	302,777	389,535
Sandra G. Sponem	32,732,734	383,247	379,388
Ronald E. Toupin, Jr.	32,721,332	368,586	405,451

The other Trustees of the Fund not up for election in 2021 are Randall C. Barnes, Angela Brock-Kyle and Amy J. Lee.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

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Trustees

The Trustees of the Guggenheim Strategic Opportunities Fund and their principal business occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees:
Randall C. Barnes	Trustee and	Since 2007	Current: Private Investor (2001-present).	157	Current: Purpose Investments Funds
(1951)	Chair of the	(Trustee)			(2013-present).
	Valuation	Since 2020	Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
	Oversight	(Chair of the	President, Pizza Hut International (1991-1993); Senior Vice President,		Former: Managed Duration Investment
	Committee	Valuation	Strategic Planning and New Business Development, PepsiCo, Inc.		Grade Municipal Fund (2006-2016).
		Oversight	(1987-1990).
Committee)
Angela Brock-Kyle	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present).	156	Current: Bowhead Insurance GP, LLC
(1959)					(2020-present); Hunt Companies, Inc.
			Former: Senior Leader, TIAA (1987-2012).		(2019-present).

Former: Infinity Property & Casualty
Corp. (2014-2018).
Thomas F. Lydon, Jr.	Trustee and	Since 2019	Current: President, Global Trends Investments (1996-present); Co-Chief	156	Current: US Global Investors (GROW)
(1960)	Chair of the	(Trustee)	Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer,		(1995-present).
	Contracts	Since 2020	Lydon Media (2016-present).
	Review	(Chair of the			Former: Harvest Volatility Edge Trust (3)
	Committee	Contracts			(2017-2019).
Review
Committee)

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	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees continued:
Ronald A. Nyberg	Trustee and	Since 2007	Current: Of Counsel, Momkus LLP (2016-present).	157	Current: PPM Funds (2) (2018-present);
(1953)	Chair of the				Edward-Elmhurst Healthcare System
	Nominating		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice		(2012-present).
	and		President, General Counsel, and Corporate Secretary, Van Kampen
	Governance		Investments (1982-1999).		Former: Western Asset Inflation-Linked
	Committee				Opportunities & Income Fund (2004-
2020); Western Asset Inflation-Linked
Income Fund (2003-2020); Managed
Duration Investment Grade Municipal
Fund (2003-2016).
Sandra G. Sponem	Trustee and	Since 2019	Current: Retired.	156	Current: SPDR Series Trust (81)
(1958)	Chair of the	(Trustee)			(2018-present); SPDR Index Shares
	Audit	Since 2020	Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-		Funds (30) (2018-present); SSGA Active
	Committee	(Chair of the	Companies, Inc. (2007-2017).		Trust (14) (2018-present).
Audit
		Committee)			Former: SSGA Master Trust (1)
(2018-2020).
Ronald E. Toupin, Jr.	Trustee,	Since 2007	Current: Portfolio Consultant (2010-present); Member, Governing Council,	156	Former: Western Asset Inflation-Linked
(1958)	Chair of the		Independent Directors Council (2013-present); Governor, Board of Governors,		Opportunities & Income Fund
	Board and		Investment Company Institute (2018-present).		(2004-2020); Western Asset Inflation-
	Chair of the				Linked Income Fund (2003-2020);
	Executive		Former: Member, Executive Committee, Independent Directors Council		Managed Duration Investment Grade
	Committee		(2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset		Municipal Fund (2003-2016).
Management (1998-1999); Vice President, Nuveen Investment Advisory Corp.
(1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts
(1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit
Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

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	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***

Interested Trustee:
Amy J. Lee****	Trustee, Vice	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex	156	None.
(1961)	President and	(Trustee) Since	(2018-present); Chief Legal Officer, certain other funds in the Fund Complex
	Chief Legal	2014 (Chief	(2014-present); Vice President, certain other funds in the Fund Complex
	Officer	Legal Officer)	(2007-present); Senior Managing Director, Guggenheim Investments
		Since 2012	(2012-present).
(Vice President)
Former: President and Chief Executive Officer, certain other funds in the Fund
Complex (2017-2019); Vice President, Associate General Counsel and Assistant
Secretary, Security Benefit Life Insurance Company and Security Benefit
Corporation (2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. After a Trustee’s initial term, each Trustee is expected to serve a two year term concurrent with the class of Trustees for which he or she serves:

• Mr. Barnes and Mses. Lee and Brock-Kyle are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund's annual meeting of share- holders for the fiscal year ended May 31, 2022.

• Messrs. Nyberg, Lydon, Jr., Toupin, Jr. and Ms. Sponem are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund's annual meeting of shareholders for the fiscal year ended May 31, 2023.

***	Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.
****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund's Investment Manager and/or the parent of the Investment Manager.

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OFFICERS

The Officers of the Guggenheim Strategic Opportunities Fund, who are not Trustees, and their principal business occupations during the past five years:

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years

Officers:

Brian E. Binder	President and	Since 2018	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and
(1972)	Chief Executive		Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer,
	Officer		Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior
Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset
Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M. Catalucci	Chief	Since 2012	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
(1966)	Compliance		(2014-present).
Officer
Former: AML Officer, certain other funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary certain other funds in the
Fund Complex (2008-2012); Senior Vice President and Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2006	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex
(1972)	Treasurer		(2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Mark E. Mathiasen	Secretary	Since 2008	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969)	Treasurer

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Position(s)
	Held	Term of Office
Name, Address*	with	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years
Officers continued:
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
(1984)	Secretary
Kimberly J. Scott	Assistant	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
(1979)
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief Financial	Since 2010	Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior
(1955)	Officer, Chief		Managing Director, Guggenheim Investments (2010-present).
Accounting
	Officer and		Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010);
	Treasurer		Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial
Officer and Treasurer, Van Kampen Funds (1996-2004).
Jon Szafran	Assistant	Since 2017	Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. ("HGINA"), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
STRATEGIC OPPORTUNITIES FUND (GOF) (Unaudited)	May 31, 2021

Guggenheim Strategic Opportunities Fund (the “Fund”) is a Delaware statutory trust that is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)

Under the terms of the Investment Advisory Agreement, GFIA is responsible for overseeing the activities of GPIM, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Board of Trustees of the Fund (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, and makes and executes recommendations for the purchase and sale of securities for the Fund.

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Fund (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.1 At meetings held by videoconference on April 20, 2021 (the “April Meeting”) and on May 26, 2021 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel

[1]	On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered manage- ment investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID- 19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of May 26, 2021. The Board, including the Independent Trustees, relied on this relief in voting to renew the Advisory Agreements at a meeting of the Board held by videoconference on May 26, 2021.

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reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Fund, and other information relevant to its evaluation of the Advisory Agreements.

In connection with the contract review process, FUSE Research Network LLC, an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim, based on a methodology reviewed by the Board. In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience in governing the Fund and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional annual term.

Investment Advisory Agreement

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that, although the Adviser delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.2 As a result, the Committee did not evaluate the services provided to the Fund under the Investment Advisory Agreement and Sub-Advisory Agreement separately.

2 Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Advisory Agreements.

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The Committee also considered the secondary market support services provided by Guggenheim to the Fund and noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Fund.

The Committee’s review of the services provided by Guggenheim to the Fund included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Fund, including entrepreneurial, legal, regulatory and operational risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, custodian and other service providers to the Fund. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to funds in the Guggenheim fund complex, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s

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knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.

Investment Performance: The Fund commenced investment operations on July 27, 2007 and its investment objective is to maximize total return through a combination of current income and capital appreciation. The Committee received data showing, among other things, the Fund’s total return on a net asset value (“NAV”) and market price basis for the ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2020, as well as total return based on NAV since inception. The Committee also received certain updated performance information as of March 31, 2021.

The Committee compared the Fund’s performance to a peer group of closed-end funds identified by Guggenheim (the “peer group of funds”) and, for NAV returns, performance versus the Fund’s benchmark for the same time periods. The Committee noted that the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe that generally invests greater than 10% in at least two of the following three investment categories: corporate bonds, asset-backed securities and bank loans, but excludes funds: (i) with generally less than 20% financial leverage; (ii) that generally invest at least 80% in one asset class, sector or country; (iii) that generally invest less than 50% in credit securities; (iv) that generally invest less than 80% in the U.S.; and (v) that generally invest less than 60% in below investment grade securities. The Committee noted that the peer group of funds consists of 9 other multi-sector bond closed-end funds, with 3 of 9 peers belonging to the same large fund family. The Committee also considered that the peer group of funds is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting.

The Committee observed that the returns of the Fund ranked in the 1st, 1st and 11th percentiles of its peer group of funds on an NAV basis for the five-year, three-year and one-year periods ended December 31, 2020, respectively.

In addition, the Committee took into account Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks and to peer groups of competing strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark, with the Fund’s risk metrics ranked against its peer group. In assessing the foregoing, the Committee considered Guggenheim’s statement that, as of January 31, 2021, the Fund has consistently outperformed its benchmark and delivered returns ranking in or near the top decile of its peer group over all relevant periods. The Committee also noted Guggenheim’s statement that, as of January 31, 2021, the Fund’s risk metrics have generally been better than those of its peers on a

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five-year basis and since inception and that the Fund’s risk-adjusted returns have generally ranked in the top decile of its peer group over all relevant periods.

The Committee also considered the Fund’s structure and form of leverage, and, among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2020, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2020 and annualized for the three-year and since-inception periods ended December 31, 2020.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) calculated at average managed assets for the latest fiscal year,3 and the Fund’s net effective management fee4 and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees (based on average net assets) and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of the Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure the Fund is able to deliver on shareholder return expectations.

The Committee observed that the Fund’s contractual advisory fee based on average managed assets ranks in the third quartile (56th percentile) of its peer group; and the Fund’s net effective management fee on average net assets and total net expense ratio (excluding interest expense) on average net assets each rank in the first quartile (22nd percentile) of its peer group. The Committee took into account Guggenheim’s unique investment strategy for the Fund, which is to combine a credit managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies.

As part of its evaluation of the Fund’s advisory fee, the Committee considered how such fee compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other

[3]	Contractual advisory fee rankings represent the percentile ranking of the Fund’s contractual advisory fee relative to peers assuming that the contractual advisory fee for each fund in the peer group is calculated on the basis of the Fund’s average managed assets.
[4]	The “net effective management fee” for the Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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things, Guggenheim’s representations about the significant differences between managing registered funds as compared to other types of accounts and differences between managing a closed-end fund as compared to an open-end fund. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, differences in fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal, regulatory and operational risks involved with the Fund as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, and the specific circumstances of, the Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients, respectively, with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2020, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2019. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to the Adviser because of its relationship with the Fund and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Fund.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by the Adviser from its relationship with the Fund were appropriate and that the Adviser’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets

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APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
STRATEGIC OPPORTUNITIES FUND (GOF) (Unaudited) continued	May 31, 2021

grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to and shared with the shareholders. The Committee considered that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital. In addition, the Committee considered that the Adviser’s research intensive investment strategy for the Fund required greater resources as the size of the Fund increased and took into account that given the relative size of the Fund, Guggenheim does not believe breakpoints are appropriate at this time. The Committee also noted the additional shares offered by the Fund through secondary offerings in the past and considered that to the extent the Fund’s assets increase over time (whether through additional periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Committee also took into account the competitiveness of the Fund’s contractual advisory fee (based on average managed assets), which ranks in near the median of its peer group.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the Fund’s advisory fee was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for the Fund—GFIA and GPIM, respectively—are part of Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Investment Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the Investment Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Investment Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the SubAdviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an

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STRATEGIC OPPORTUNITIES FUND (GOF) (Unaudited) continued	May 31, 2021

affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate with respect to the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its conclusion of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale” above.)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.

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DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2021

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend

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DIVIDEND REINVESTMENT PLAN (Unaudited) continued	May 31, 2021

amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

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ADDITIONAL INFORMATION REGARDING THE GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (THE “FUND”) (Unaudited)	May 31, 2021

CHANGES OCCURRING DURING THE PRIOR FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund).

The Board of Trustees of the Fund has approved the proposed mergers of Guggenheim Credit Allocation Fund (“GGM”) and Guggenheim Enhanced Equity Income Fund (“GPM”) with and into the Fund (each a “Merger” and, together, the “Mergers”) and the related Agreement and Plan of Merger between GGM and the Fund and GPM and the Fund, subject to certain conditions, including approval of the shareholders of the Fund.

Shareholders of GGM and GPM would receive newly issued common shares of the Fund, the aggregate net asset value (not the market value) of which will equal the aggregate net asset value (not the market value) of their common shares held immediately prior to the Mergers.

Approval of the Merger of GPM with and into the Fund is not contingent upon approval of GGM into the Fund, and approval of the Merger of GGM with and into the Fund is not contingent upon approval of GPM into the Fund.

It is currently expected that the Mergers will be completed in the third or fourth quarter of 2021, subject to the receipt of required shareholder approvals and the satisfaction of applicable regulatory requirements and other customary closing conditions. Additional information will be included in the proxy materials that are anticipated to be mailed to shareholders around the third quarter of 2021. This supplement is not a solicitation of a proxy.

Recent Market Developments Risk

Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit

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ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

The outbreak of COVID-19 and the current recovery underway has caused disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates and higher inflation. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund.

PRINCIPAL INVESTMENT OBJECTIVE

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund cannot ensure investors that it will achieve its investment objective. The Fund’s investment objective is considered fundamental and may not be changed without the approval of Common Shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will pursue a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. The Sub-Adviser seeks to combine a credit managed fixed income portfolio with access to a diversified pool of alternative investments and equity strategies. The Fund’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns as compared to such benchmark indexes.

The Sub-Adviser’s process for determining whether to buy a security is a collaborative effort between various groups including: (i) economic research, which focus on key economic themes and trends, regional and country-specific analysis, and assessments of event-risk and policy impacts on asset prices, (ii) the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, (iii) its Sector Specialists, who are responsible for identifying investment opportunities in particular securities within these sectors, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities, and (iv) portfolio managers, who determine which securities best fit the Fund based on the Fund’s investment

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objective and top-down sector allocations. In managing the Fund, the Sub- Adviser uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each issuer, region and sector. The Sub-Adviser also considers macroeconomic outlook and geopolitical issues.

The Fund may allocate its assets among a wide variety of Income Securities and Common Equity Securities.

The Fund may invest without limitation in below-investment grade securities (e.g., securities rated below Baa3 by Moody’s Investors Service, Inc., below BBB- by Standard & Poor’s Ratings Group or Fitch Ratings or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub- Adviser to be of comparable quality). Below-investment grade securities are commonly referred to as “high-yield” or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The Fund’s investments in any of the sectors and types of Income Securities in which the Fund may invest may include, without limitation, below investment grade securities. The Fund’s investments in below investment grade securities may include distressed and defaulted securities.

Under normal market conditions, the Fund will not invest more than:

•	50% of its total assets in Common Equity Securities consisting of common stock;
•	30% of its total assets in Investment Funds;
•	20% of its total assets in non-U.S. dollar-denominated Income Securities of corporate and governmental issuers located outside the United States; and
•	10% of its total assets in Income Securities of issuers in emerging markets.

The percentage of the Fund’s total assets allocated to any category of investment may at any given time be significantly less than the maximum percentage permitted pursuant to the above referenced investment policies.

Unless otherwise stated, the Fund’s investment policies are considered non-fundamental and may be changed by the Board of Trustees without Common Shareholder approval. The Fund will provide investors with at least 60 days’ prior written notice of any change in the Fund’s investment policies.

PORTFOLIO COMPOSITION

The following provides additional information about the types of securities and other instruments in which the Fund will or may ordinarily invest.

The Fund will seek to achieve its investment objective by investing in:

Income Securities. The Fund may invest in a wide range of fixed- income and other debt and senior equity securities (“Income Securities”) selected from a variety of sectors and credit qualities. The Fund may invest in Income Securities of any credit quality, including, without limitation, Income Securities rated below-investment grade (commonly referred to as “high-yield” or “junk” bonds), which are considered speculative with respect to the issuer’s capacity to pay interest and repay

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principal. The sectors and types of Income Securities in which the Fund may invest, include, but are not limited to:

•	Corporate bonds;
•	Loans and loan participations (including senior secured floating rate loans, “second lien” secured floating rate loans, and other types of secured and unsecured loans with fixed and variable interest rates) (collectively, “Loans”);
•	Structured finance investments (including residential and commercial mortgage-related securities, asset- backed securities, collateralized debt obligations and risk-linked securities);
•	U.S. government and agency securities;
•	Mezzanine and preferred securities; and

Common Equity Securities and Covered Call Option Strategy. The Fund may invest in common stocks, limited liability company interests, trust certificates and other equity investments (“Common Equity Securities”) that the Sub-Adviser believes offer attractive yield and/or capital appreciation potential. As part of its Common Equity Securities strategy, the Fund currently intends to employ a strategy of writing (selling) covered call options and may, from time to time, buy or sell put options on individual Common Equity Securities and, to a lesser extent, on indices of securities and sectors of securities. This covered call option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s Common Shareholders.

Structured Finance Investments. The Fund may invest in structured finance investments, which are Income Securities and Common Equity Securities typically issued by special purpose vehicles that hold income-producing securities (e.g., mortgage loans, consumer debt payment obligations and other receivables) and other financial assets. Structured finance investments are tailored, or packaged, to meet certain financial goals of investors. Typically, these investments provide investors with capital protection, income generation and/or the opportunity to generate capital growth. The Sub-Adviser believes that structured finance investments provide attractive risk-adjusted returns, frequent sector rotation opportunities and prospects for adding value through security selection. Structured finance investments include:

Mortgage-Related Securities. Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, real estate investment trusts (“REITs”) (including debt and preferred stock issued by REITs), and other real estate-related securities. The mortgage-related securities in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates, and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund may invest in residential and commercial mortgage-related securities issued by governmental entities and private issuers, including subordinated mortgage-related securities. The underlying assets of certain

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mortgage-related securities may be subject to prepayments, which shorten the weighted average maturity and may lower the return of such securities.

Asset-Backed Securities. Asset-backed securities (“ABS”) are a form of structured debt obligation. ABS are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a special purpose vehicle). Collateral assets brought into a pool according to specific diversification rules. A special purpose vehicle is founded for the purpose of securitizing these payment claims and the assets of the special purpose vehicle are the diversified pool of collateral assets. The special purpose vehicle issues marketable securities which are intended to represent a lower level or risk than an underlying collateral asset individually, due to the diversification in the pool. The redemption of the securities issued by the special purpose vehicle takes place out of the cash flow generated by the collected assets. A special purpose vehicle may issue multiple securities with different priorities to the cash flows generated and the collateral assets. The collateral for ABS may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of ABS that may be developed in the future. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Collateralized Debt Obligations. A collateralized debt obligation (“CDO”) is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CLOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CLO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. This prioritization of the cash flows from a pool of securities among the several tranches of the CLO is a key feature of the CLO structure. If there are funds remaining after each tranche of debt receives its contractual interest rate and the CLO meets or exceeds required collateral coverage levels (or other similar covenants), the remaining funds may be paid to the subordinated (or residual) tranche (often referred to as the “equity” tranche). CLOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities.

The Fund may invest in senior, rated tranches as well as mezzanine and subordinated tranches of CLOs. Investment in the subordinated tranche is subject to special risks. The subordinated tranche does not receive ratings and is considered the riskiest portion of the capital structure of a CLO because it bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances.

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Risk-Linked Securities. Risk-linked securities (“RLS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. RLS are typically debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Depending on the specific terms and structure of the RLS, this trigger could be the result of a hurricane, earthquake or some other catastrophic event.

Real Property Asset Companies. The Fund may invest in Income Securities and Common Equity Securities issued by companies that own, produce, refine, process, transport and market “real property assets,” such as real estate and the natural resources upon or within real estate (“Real Property Asset Companies”).

Personal Property Asset Companies. The Fund may invest in Income Securities and Common Equity Securities issued by companies that seek to profit primarily from the ownership, rental, leasing, financing or disposition of personal (as opposed to real) property assets (“Personal Property Asset Companies”). Personal (as opposed to real) property includes any tangible, movable property or asset. The Fund will typically seek to invest in Income Securities and Common Equity Securities of Personal Property Asset Companies the investment performance of which is not expected to be highly correlated with traditional market indexes because the personal property asset held by such company is non-correlated with traditional debt or equity markets. Such personal property assets include special situation transportation assets (e.g., railcars, airplanes and ships) and collectibles (e.g., antiques, wine and fine art).

Private Securities. The Fund may invest in privately issued Income Securities and Common Equity Securities of both public and private companies (“Private Securities”). Private Securities have additional risk considerations than comparable public securities, including availability of financial information about the issuer and valuation and liquidity issues.

Investment Funds. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing in other investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles (collectively, “Investment Funds”). The Fund may invest up to 30% of its total assets in Investment Funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly. The 1940 Act generally limits a registered investment company’s investments in other investment companies to 10% of its total assets. However, pursuant to exemptions set forth in rules and regulations promulgated under the 1940 Act, the Fund may invest in excess of this limitation provided that the conditions of such exemptions are met. In addition, the Fund may invest in certain ETFs in excess of the 10% limitation in reliance upon and in accordance with exemptive relief obtained by such ETFs. The Fund will invest in private investment funds, commonly referred to as “hedge funds,” only to the extent permitted by applicable rules, regulations and interpretations of the SEC and NYSE. The Fund has no current intention to invest in private investment funds. Investments in other Investment Funds involve operating expenses and fees at

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the Investment Fund level that are in addition to the expenses and fees borne by the Fund and are borne indirectly by holders of the Fund’s Common Shares.

Synthetic Investments. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities through the use of customized derivative instruments (including swaps, options, forwards, notional principal contracts or other financial instruments) to replicate, modify or replace the economic attributes associated with an investment in Income Securities and Common Equity Securities (including interests in Investment Funds.

Derivative Transactions. The Fund may purchase and sell derivative instruments (which derive their value by reference to another instrument, security or index) for investment purposes, such as obtaining investment exposure to an investment category; risk management purposes, such as hedging against fluctuations in securities prices or interest rates; diversification purposes; or to change the duration of the Fund. The Sub-Adviser seeks to allocate derivative transactions to limit exposure to any single counterparty. The Fund has not adopted a maximum percentage limit with respect to derivative investments. However, the maximum level of and types of derivative transactions used by the Fund will be approved by the Board of Trustees and the Board of Trustees will receive regular reports from the Investment Adviser and the Sub-Adviser regarding the Fund’s use of derivative instruments and the effect of derivative transactions on the management of the Fund’s portfolio and the performance of the Fund.

USE OF LEVERAGE

The Fund may utilize leverage up to the limits imposed by the 1940 Act. Under the 1940 Act, the Fund may utilize Financial Leverage in the form of indebtedness in an aggregate amount up to 33 1/3% of the Fund’s Managed Assets (including the proceeds of such leverage) immediately after incurring such indebtedness. Under the 1940 Act, the Fund may utilize leverage in the form of preferred shares in an aggregate amount of up to 50% of the Fund’s total assets (including the proceeds of such leverage) immediately after such issuance.

The Fund currently employs leverage through a committed facility provided to the Fund by BNP Paribas. Although leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. Leverage may cause greater changes in the Fund’s net asset value (“NAV”) and returns than if leverage had not been used.

The Fund’s borrowings under the committed facility are collateralized by portfolio assets, which are maintained by the Fund in a separate account with the Fund’s custodian for the benefit of the lender, which collateral exceeds the amount borrowed. Securities deposited in the collateral account may be rehypothecated by the lender subject to the terms and conditions of the facility agreements. In the event of a default by the Fund under its committed facility, the lender has the right to sell such collateral assets to satisfy the Fund’s obligation to the lender. The committed facility agreement includes usual and customary covenants. These covenants impose on the Fund asset coverage

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requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than BNP Paribas, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. To the extent the terms of such transactions obligate the Fund to make payments, the Fund intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. To the extent the terms of such transactions obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions the Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated cash or liquid securities). Such segregation or cover is intended to provide the Fund with available assets to satisfy its obligations under such transactions. As a result of such segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or included in calculating the aggregate amount of the Fund’s Financial Leverage. To the extent that the Fund’s obligations under such transactions are not so segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.

In October 2020, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the Fund’s asset segregation and cover practices discussed herein. See “Derivatives Transactions Risk” below for additional information regarding the final rule. The final rule’s requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

TEMPORARY DEFENSIVE INVESTMENTS

At any time when a temporary defensive posture is believed by the Sub-Adviser to be warranted (a “temporary defensive period”), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The Fund

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may not achieve its investment objective during a temporary defensive period or be able to sustain its historical distribution levels.

PRINCIPAL RISKS OF THE FUND

Investment in the Fund involves special risk considerations, which are summarized below. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program. The Fund’s performance and the value of its investments will vary in response to changes in interest rates, inflation and other market factors.

Not a Complete Investment Program

An investment in the Common Shares of the Fund should not be considered a complete investment program. A Fund is intended for long-term investors seeking current income and capital appreciation. An investment in the Fund is not meant to provide a vehicle for those who wish to play short-term swings in the market. Shareholders should take into account the Fund’s investment objective as well as shareholder’s other investments when considering an investment in the Fund. Before making an investment decision, a prospective investor should consider (i) the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs.

Investment and Market Risk

An investment in Common Shares of the Fund is subject to investment risk, particularly under current economic, financial, labor and health conditions, including the possible loss of the entire principal amount that you invest. An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions, natural/environmental disasters, cyber attacks, terrorism, governmental or quasi-governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, that each of which may be temporary or last for extended periods. For example, the risks of a borrower’s default or bankruptcy or non-payment of scheduled interest or principal payments from senior floating rate interests held by the Fund are especially acute under these conditions. Furthermore, interest rates and bond yields may fall as a result of types of events, including responses by governmental entities to such events, which would magnify the Fund’s fixed-income instruments’ susceptibility to interest rate risk and diminish their yield and performance. Moreover, the Fund’s investments in ABS are subject to many of the same risks that are applicable to investments in securities generally, including interest rate risk, credit risk, foreign currency risk, below-investment grade securities risk, financial leverage risk, prepayment and regulatory risk, which would be elevated under the foregoing circumstances.

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Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets. Volatility of financial markets, including potentially extreme volatility caused by the events described above, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity. Moreover, changing economic, political, social or financial market conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region because of the increasingly interconnected global economies and financial markets. The Adviser and Sub-Adviser potentially could be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of any domestic or global market or other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, such as the current conditions, which have also resulted in impediments to the normal functioning of workforces, including personnel and systems of the Fund’s service providers and market intermediaries. The value of the securities owned by the Fund may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived economic conditions, changes in interest or currency rates or changes in investor sentiment or market outlook generally.

At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.

Management Risk

The Fund is subject to management risk because it has an actively managed portfolio. The Sub-Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund’s allocation of its investments across various asset classes and sectors may vary significantly over time based on the Adviser’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time.

Income Risk

The income investors receive from the Fund is based primarily on the interest it earns from its investments in Income Securities, which can vary widely over the short- and long-term. If prevailing market interest rates drop, investors’ income from the Fund could drop as well. The Fund’s income could also be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage, although this risk is mitigated to the extent the Fund invests in floating-rate obligations.

Dividend Risk

Dividends on common stock and other Common Equity Securities which the Fund may hold are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the Common Equity Securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. These

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circumstances may result from issuer-specific events, adverse economic or market developments, or legislative or regulatory changes or other developments that limit an issuer’s ability to declare and pay dividends, which would affect the Fund’s performance and ability to generate income. The dividend income from the Fund’s investment in Common Equity Securities will be influenced by both general economic activity and issuer-specific factors. In the event of adverse changes in economic conditions or adverse events effecting a specific industry or issuer, the issuers of the Common Equity Securities held by the Fund may reduce the dividends paid on such securities.

Income Securities Risk

In addition to the risks discussed above, Income Securities, including high-yield bonds, are subject to certain risks, including:

Issuer Risk

The value of Income Securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and projected earnings, and the value of its assets.

Spread Risk

Spread risk is the risk that the market price can change due to broad based movements in spreads, which is particularly relevant in the current low spread environment.

Credit Risk

The Fund could lose money if the issuer or guarantor of a debt instrument or a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities or other instruments) is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. If an issuer fails to pay interest, the Fund’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument likely would fall and the Fund could lose money. This risk is especially acute with respect to below investment grade debt instruments (commonly referred to as “high-yield” or “junk” bonds) and unrated high risk debt instruments, whose issuers are particularly susceptible to fail to meet principal or interest obligations under current conditions. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition or be adversely affected by economic, political or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, leading to greater volatility in the price of the instrument and in shares of the Fund. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell at an advantageous price or time. The risk of the occurrence of these types of events is heightened under current conditions.

The degree of credit risk depends on the particular instrument and the financial condition of the issuer, guarantor or counterparty, which are often reflected in its credit quality. Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a

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timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and therefore do not necessarily represent an issuer’s actual financial condition or the volatility or liquidity of the security. Although higher-rated securities generally present lower credit risk as compared to lower-rated or unrated securities, an issuer with a high credit rating may in fact be exposed to heightened levels of credit or liquidity risk.

Interest Rate Risk

Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates, including changes in reference rates used in fixed-income and other debt instruments (such as the London Interbank Offer Rate), may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. In addition, changes in interest rates, including rates that fall below zero, can have unpredictable effects on markets and can adversely affect the Fund’s yield, income and performance.

The value of a debt instrument with a longer duration will generally be more sensitive to interest rate changes than a similar instrument with a shorter duration. Similarly, the longer the average duration (whether positive or negative) of these instruments held by the Fund or to which the Fund is exposed (i.e., the longer the average portfolio duration of the Fund), the more the Fund’s NAV will likely fluctuate in response to interest rate changes. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, the NAV per share of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point.

However, measures such as duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, in turn, the Fund’s susceptibility to changes in interest rates. Certain fixed-income and debt instruments are subject to the risk that the issuer may exercise its right to redeem (or call) the instrument earlier than anticipated. Although an issuer may call an instrument for a variety of reasons, if an issuer does so during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield or other less favorable features, and therefore might not benefit from any increase in value as a result of declining interest rates. Interest only or principal only securities and inverse floaters are particularly sensitive to changes in interest rates, which may impact the income generated by the security and other features of the security.

Adjustable rate securities also react to interest rate changes in a similar manner as fixed-rate securities but generally to a lesser degree depending on the characteristics of the security, in particular its reset terms (i.e., the index chosen, frequency of reset and reset caps or floors). During

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periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. These securities also may be subject to limits on the maximum increase in interest rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. These securities may not be subject to limits on downward adjustments of interest rates.

During periods of rising interest rates, issuers of debt securities or asset-backed securities may pay principal later or more slowly than expected, which may reduce the value of a Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested in other instruments. During periods of falling interest rates, issuers of debt securities or asset-backed securities may pay off debts more quickly or earlier than expected, which could cause the Fund to be unable to recoup the full amount of its initial investment and/or cause the Fund to reinvest in lower-yielding securities, thereby reducing the Fund’s yield or otherwise adversely impacting the Fund.

Certain debt instruments, such as instruments with a negative duration or inverse instruments, are also subject to interest rate risk, although such instruments generally react differently to changes in interest rates than instruments with positive durations. The Fund’s investments in these instruments also may be adversely affected by changes in interest rates. For example, the value of instruments with negative durations, such as inverse floaters, generally decrease if interest rates decline.

The Fund’s use of leverage will tend to increase Common Share interest rate risk. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of credit securities held by the Fund and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful or that any hedges that the Fund may establish will perfectly correlate with movements in interest rates.

Current Fixed-Income and Debt Market Conditions

Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the crisis initially caused by the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators have enacted or are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates are magnifying the Fund’s susceptibility to interest rate risk and diminishing yield and performance. In

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addition, the current environment is exposing fixed-income and debt markets to significant volatility and reduced liquidity for Fund investments.

Corporate Bond Risk

The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Reinvestment Risk

Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called Income Securities at market interest rates that are below the Fund portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or the overall return of the Fund.

Prepayment Risk

Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected (or an investment is converted or redeemed prior to maturity). For example, an issuer may exercise its right to redeem outstanding debt securities prior to their maturity (known as a “call”) or otherwise pay principal earlier than expected for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls or “prepays” a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be required to reinvest in generally lower-yielding securities, securities with greater credit risks or securities with other, less favorable features or terms than the security in which the Fund initially invested, thus potentially reducing the Fund’s yield. Income Securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. Loans and mortgage- and other asset-backed securities are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates (or narrower spreads) as issuers of higher interest rate debt instruments pay off debts earlier than expected. In addition, the Fund may lose any premiums paid to acquire the investment. Other factors, such as excess cash flows, may also contribute to prepayment risk. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.Variable or floating rate investments may be less vulnerable to prepayment risk. Most floating rate loans and fixed-income securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or fixed-income securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan or security.

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Liquidity Risk

The Fund may invest without limitation in Income Securities for which there is no readily available trading market or which are unregistered, restricted or otherwise illiquid, including certain high-yield securities. The Fund may invest in privately issued securities of both public and private companies, which may be illiquid. Securities of below investment grade quality tend to be less liquid than investment grade debt securities, and securities of financial distressed or bankrupt issuers may be particularly illiquid. Loans typically are not registered with the SEC and are not listed on any securities exchange and may at times be illiquid. Loan investments through participations and assignments are typically illiquid. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances. The securities and obligations of foreign issuers, particular issuers in emerging markets, may be more likely to experience periods of illiquidity. Derivative instruments, particularly privately-negotiated or OTC derivatives, may be illiquid, although can be no assurance that a liquid market will exist when the Fund seeks to close out an exchange-traded derivative position. The Fund may not be able to readily dispose of illiquid securities and obligations at prices that approximate those at which the Fund could sell such securities and obligations if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, limited liquidity could affect the market price of Income Securities, thereby adversely affecting the Fund’s NAV and ability to make distributions. Dislocations in certain parts of markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve. Liquidity of financial markets may also be affected by government intervention.

Valuation of Certain Income Securities Risk

The Sub-Adviser may use the fair value method to value investments if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value. Because the secondary markets for certain investments may be limited, they may be difficult to value. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. A security that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. Prices obtained by the Fund upon the sale of such securities may not equal the value at which the Fund carried the investment on its books, which would adversely affect the net asset value of the Fund.

Duration an d Maturity Risk

The Fund has no set policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain magnified risks. These risks include interest rate risk, credit risk and liquidity risks as discussed above. Generally speaking, the longer

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the duration of the Fund’s portfolio, the more exposure the Fund will have to interest rate risk described above.

Below-Investment Grade Securities Risk

The Fund may invest in Income Securities rated below-investment grade or, if unrated, determined by the Sub-Adviser to be of comparable credit quality, which are commonly referred to as “high-yield” or “junk” bonds. Investment in securities of below-investment grade quality involves substantial risk of loss, the risk of which is particularly acute under current conditions. Income Securities of below-investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Securities of below investment grade quality may involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Accordingly, the performance of the Fund and a shareholder’s investment in the Fund may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Income Securities of below-investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values, total return and yield for securities of below investment grade quality tend to be more volatile than the market values, total return and yield for higher quality bonds. Securities of below investment grade quality tend to be less liquid than investment grade debt securities and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/ask spreads, than higher-quality securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because of the substantial risks associated with investments in below investment grade securities, you could have an increased risk of losing money on your investment in Common Shares, both in the short-term and the long-term. To the extent that the Fund invests in securities that have not been rated by a nationally recognized statistical rating organization (“NRSRO”), the Fund’s ability to achieve its investment objectives will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Successful investment in lower-medium and lower-rated debt securities may involve greater investment risk and is highly dependent on the Adviser’s credit analysis. The value of securities of below investment grade quality is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in prices of such securities by lessening the ability of issuers to make principal and interest payments. These securities are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality securities because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may

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play a greater role in the valuation process. In addition, the entire below investment grade market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or a change in the market’s psychology. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV.

Structured Finance Investments Risk

The Fund’s structured finance investments may include residential and commercial mortgage-related and other ABS issued by governmental entities and private issuers. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, these investments represent an interest in a pool of residential or commercial real estate or assets such as automobile loans, credit card receivables or student loans that have been securitized and provide for monthly payments of interest and principal to the holder based from the cash flow of these assets. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured finance investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured finance investments generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured finance investments will rise or fall, these prices (and, therefore, the prices of structured finance investments) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance investment owned by the Fund.

The Fund may invest in structured finance products collateralized by low grade or defaulted loans or securities. Investments in such structured finance products are subject to the risks associated with below investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.

The Fund may invest in senior and subordinated classes issued by structured finance vehicles. The payment of cash flows from the underlying assets to senior classes take precedence over those of subordinated classes, and therefore subordinated classes are subject to greater risk. Furthermore, the leveraged nature of subordinated classes may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets.

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Structured finance securities may be thinly traded or have a limited trading market. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.

Mortgage-Backed Securities Risk

MBS represent an interest in a pool of mortgages. MBS are subject to certain risks: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment risk, which can lead to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. The value of MBS may be substantially dependent on the servicing of the underlying pool of mortgages. In addition, the Fund’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Fund to additional risk.

When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of debt securities. In addition, due to increased instability in the credit markets, the market for some MBS has experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities. The Fund may invest in sub-prime mortgages or MBS that are backed by sub-prime mortgages or defaulted or nonperforming loans.

Additional risks relating to investments in mortgage-backed securities may arise because of the type of mortgage-backed securities in which the Fund invests, defined by the assets collateralizing the mortgage-backed securities. For example, CMOs may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities, and may be more volatile or less liquid than other mortgage-

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backed securities. These risks are heightened under the currently distressed economic, market, labor and public health conditions.

Moreover, the relationship between prepayments and interest rates may give some high-yielding MBS less potential for growth in value than conventional bonds with comparable maturities. In addition, during periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, MBS’s total return and maturity may be difficult to predict precisely. To the extent that the Fund purchases MBS at a premium, prepayments (which may be made without penalty) may result in loss of the Fund’s principal investment to the extent of premium paid.

MBS generally are classified as either commercial mortgage-backed securities (“CMBS”) or residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks.

Commercial Mortgage-Backed Securities Risk

The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single-family MBS. CMBS are subject to particular risks. CMBS are subject to risks associated with lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending. Commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, change in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.

Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties. Economic downturns and other events that limit the activities of and demand for commercial retail and office spaces (such as the current crisis) adversely impact the value of such securities. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject

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to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The exercise of remedies and successful realization of liquidation proceeds relating to CMBS may be highly dependent on the performance of the servicer or special servicer. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

Residential Mortgage-Backed Securities Risk

Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process. These risks are elevated given the current distressed economic, market, health and labor conditions, notably, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters.

Sub-Prime Mortgage Market Risk

The residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain mortgages and MBS. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Largely due to the foregoing, reduced investor demand for mortgage loans and MBS and increased investor yield requirements caused limited liquidity in the secondary market for certain MBS, which can adversely affect the market value of MBS. It is possible that such limited liquidity in such secondary markets could continue or worsen. If the economy of the United States deteriorates further, the incidence of mortgage foreclosures, especially sub-prime mortgages, may increase, which may adversely affect the value of any MBS owned by the Fund.

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Any increase in prevailing market interest rates, which are currently near historical lows, may result in increased payments for borrowers who have adjustable rate mortgages. Moreover, with respect to hybrid mortgage loans after their initial fixed rate period, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Increases in payments for borrowers may result in increased rates of delinquencies and defaults on residential mortgage loans underlying the RMBS.

The significance of the mortgage crisis and loan defaults in residential mortgage loan sectors led to the enactment of numerous pieces of legislation relating to the mortgage and housing markets. These actions, along with future legislation or regulation, may have significant impacts on the mortgage market generally and may result in a reduction of available transactional opportunities for the Fund or an increase in the cost associated with such transactions and may adversely impact the value of RMBS.

During the mortgage crisis, a number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, experienced serious financial difficulties. Such difficulties may affect the performance of non-agency RMBS and CMBS. There can be no assurance that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans.

Asset-Backed Securities Risk

ABS are a form of structured debt obligation. In addition to the general risks associated with credit securities discussed herein, ABS are subject to additional risks. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, an ABS represents an interest in a pool of assets, such as automobile loans, credit card receivables, unsecured consumer loans or student loans, that has been securitized and provides for monthly payments of interest, at a fixed or floating rate, and principal from the cash flow of these assets. This pool of assets (and any related assets of the issuing entity) is the only source of payment for the ABS. The ability of an ABS issuer to make payments on the ABS, and the timing of such payments, is therefore dependent on collections on these underlying assets. The recoveries on the underlying collateral may not, in some cases, be sufficient to support payments on these securities, which may result in losses to investors in an ABS.

Generally, obligors may prepay the underlying assets in full or in part at any time, subjecting the Fund to prepayment risk related to the ABS it holds. While the expected repayment streams on ABS are determined by the contractual amortization schedules for the underlying assets, an investor’s yield to maturity on an ABS is uncertain and may be reduced by the rate and speed of prepayments

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of the underlying assets, which may be influenced by a variety of economic, social and other factors. Any prepayments, repurchases, purchases or liquidations of the underlying assets could shorten the average life of the ABS to an extent that cannot be fully predicted. Some ABS may be structured to include a period of rapid amortization triggered by events such as a significant rise in the default rate of the underlying collateral, a sharp drop in the credit enhancement level because of credit losses on the underlying assets, a specified regulatory event or the bankruptcy of the originator. A rapid amortization event will cause any revolving period to end earlier than expected and all collections on the underlying assets will be used to pay principal to investors earlier than expected. In general, the senior most securities will be paid prior to any payments being made on the subordinated securities, and if such payments are made earlier than expected, the Fund’s yield on such ABS may be negatively affected.

CLO, CDO and CBO Risk

The Fund may invest in CDOs, CBOs and CLO. A CDO is an ABS whose underlying collateral is typically a portfolio of other structured finance debt securities or synthetic instruments issued by another ABS vehicle. A CBO is an ABS whose underlying collateral is a portfolio of bonds. A CLO is an ABS whose underlying collateral is a portfolio of bank loans.

In addition to the general risks associated with credit securities discussed herein, CLOs, CDOs and CBOs are subject to additional risks. CLOs, CDOs and CBOs are subject to risks associated because of the involvement of multiple transaction parties related to the underlying collateral and disruptions that may occur as a result of the restructuring or insolvency of the underlying obligors, which are generally corporate obligors. Unlike a consumer obligor that is generally obligated to make payments on the collateral backing an ABS, the obligor on the collateral backing a CLO, a CDO or a CBO may have more effective defenses or resources to cause a delay in payment or restructure the underlying obligation. If an obligor is permitted to restructure its obligations, distributions from collateral securities may not be adequate to make interest or other payments.

The performance of CLOs, CDOs and CBOs depends primarily upon the quality of the underlying assets and the level of credit support or enhancement in the structure and the relative priority of the interest in the issuer of the CLO, CDO or CBO purchased by the Fund. In general, CLOs, CDOs and CBOs are actively managed by an asset manager that is responsible for evaluating and acquiring the assets that will collateralize the CLO, CDO or CBO. The asset manager may have difficulty in identifying assets that satisfy the eligibility criteria for the assets and may be restricted from trading the collateral. These criteria, restrictions and requirements, while reducing the overall risk to the Fund, may limit the ability of the investment manager to maximize returns on the CLOs, CDOs and CBOs if an opportunity is identified by the collateral manager. In addition, other parties involved in CLOs, CDOs and CBOs, such as credit enhancement providers and investors in senior obligations of the CLO, CDO or CBO may have the right to control the activities and discretion of the investment manager in a manner that is adverse to the interests of the Fund. A CLO, CDO or CBO generally includes provisions that alter the priority of payments if performance metrics related to the underlying collateral, such as interest coverage and minimum overcollateralization, are not met.

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These provisions may cause delays in payments on the securities or an increase in prepayments depending on the relative priority of the securities owned by the Fund. The failure of a CLO, CDO or CBO to make timely payments on a particular tranche may have an adverse effect on the liquidity and market value of such tranche.

The value of securities issued by CLOs, CDOs and CBOs also may change because of changes in market value; changes in the market’s perception of the creditworthiness of the servicer of the assets, the originator of an asset in the pool, or the financial institution or fund providing credit support or enhancement; loan performance and prices; broader market sentiment, including expectations regarding future loan defaults, liquidity conditions and supply and demand for structured products.

Risks Associated with Risk-Linked Securities

RLS are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. Unlike other insurable low-severity, high-probability events (such as auto collision coverage), the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical RLS are exposed to the risks from high-severity, low-probability events such as that posed by major earthquakes or hurricanes. RLS represent a method of reinsurance, by which insurance companies transfer their own portfolio risk to other reinsurance companies and, in the case of RLS, to the capital markets. A typical RLS provides for income and return of capital similar to other fixed-income investments, but involves full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount. In essence, investors invest funds in RLS and if a catastrophe occurs that “triggers” the RLS, investors may lose some or all of the capital invested. In the case of an event, the funds are paid to the bond sponsor—an insurer, reinsurer or corporation—to cover losses. In return, the bond sponsors pay interest to investors for this catastrophe protection. RLS can be structured to pay-off on three types of variables—insurance-industry catastrophe loss indices, insure-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events. Such variables are difficult to predict or model, and the risk and potential return profiles of RLS may be difficult to assess. Catastrophe-related RLS have been in use since the 1990s, and the securitization and risk-transfer aspects of such RLS are beginning to be employed in other insurance and risk-related areas. No active trading market may exist for certain RLS, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.

Risks Associated with Structured Notes

Investments in structured notes involve risks associated with the issuer of the note and the reference instrument. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount

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payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Senior Loans Risk

The Fund may invest in senior secured floating rate Loans made to corporations and other nongovernmental entities and issuers (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets of the borrower, including stock owned by the borrower in its subsidiaries, that is senior to that held by junior lien creditors, subordinated debt holders and stockholders of the borrower. The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of the applicable issuer.

There is less readily-available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is rarely a minimum rating or other independent evaluation of a borrower or its securities, and the Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser with respect to investments in Senior Loans. The Adviser’s judgment about the credit quality of a borrower may be wrong.

The risks associated with Senior Loans of below-investment grade quality are similar to the risks of other lower grade Income Securities, although Senior Loans are typically senior in payment priority and secured on a senior priority basis, in contrast to subordinated and unsecured Income Securities. Senior Loans’ higher priority has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans have less interest rate risk than certain other lower grade Income Securities, which may have fixed interest rates.

Second Lien Loans Risk

The Fund may invest in “second lien” secured floating rate Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes (“Second Lien Loans”). Second Lien Loans are typically second in right of payment and/or second in right of priority with respect to collateral remedies to one or more Senior Loans of the related borrower. Second Lien Loans are subject to the same risks associated with investment in Senior Loans and other lower grade Income Securities. However, Second Lien Loans are second in right of payment and/or second in right of priority with respect to collateral remedies to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and/or the value of any property securing the Loan may be insufficient to meet scheduled payments or otherwise be available to repay the Loan after giving effect to payments in respect of a Senior Loan, including payments made with the proceeds of any property securing the Loan and any senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure.

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Subordinated Secured Loans Risk

Subordinated secured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher ranking secured obligations of the borrower. Subordinated secured Loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid.

Unsecured Loans Risk

Unsecured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans, subordinated secured Loans and below investment grade securities. However, because unsecured Loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the borrower. Unsecured Loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and subordinated secured Loans and may be less liquid.

Loans and Loan Participations and Assignments Risk

The Fund may purchase Loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Fund may also purchase, without limitation, participations in Loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund may not be able to conduct the same due diligence on the borrower that the Fund would otherwise conduct. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the Loan. Lenders selling a participation and other persons interpositioned between the lender and the Fund with respect to a participation will likely conduct their principal business activities in the banking, finance and financial services industries. Because

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the Fund may invest in participations, the Fund may be more susceptible to economic, political or regulatory occurrences affecting such industries. Unfunded commitments to purchase loan participations or assignments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The Fund invests in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

Mezzanine Investments Risk

The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and other lower grade Income Securities. However, Mezzanine Investments may rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than Senior Loans and Second Lien Loans and may be less liquid.

Distressed and Defaulted Securities Risk

Investments in the securities of financially distressed issuers involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Adviser’s judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong.

Convertible Securities Risk

The Fund may invest in convertible securities, which include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all Income Securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities also tend to reflect the market price of the underlying

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stock in varying degrees, depending on the relationship of such market price to the conversion price in the terms of the convertible security. Convertible securities rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.

“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments.

The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred Stock Risk

The Fund may invest in preferred stock, which represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but less risky than its common stock. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of “non-cumulative” preferred stocks) or defer (in the case of “cumulative” preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for U.S. federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt and common stock.

Foreign Securities Risk

The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated Income Securities of foreign issuers. Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates,

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exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. The Fund may also invest in U.S. dollar-denominated Income Securities of foreign issuers, which are subject to many of the risks described above regarding Income Securities of foreign issuers denominated in foreign currencies.

Emerging Markets Risk

The Fund may invest up to 10% of its total assets in Income Securities the issuers of which are located in countries considered to be emerging markets, and investments in such securities are considered speculative. Investing in securities in emerging markets generally entails greater risks of loss or deviation from the Fund’s investment objective than investing in securities in developed countries. Securities issued by governments or issuers in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities. These risks are elevated under current conditions and include: (1) less social, political and economic stability; (2) the small size of the markets for such securities, limited access to investments in the event of market closures (including due to local holidays) and the low or nonexistent volume of trading, which result in a lack of liquidity, greater price volatility, and higher risk of failed trades or other trading issues; (3) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) foreign taxation; (5) inflation and rapid fluctuations in interest rates; (6) currency devaluations; (7) dependence on a few key trading partners; and (8) the absence of developed structures governing private or foreign investment or allowing for judicial redress for investment losses or injury to private property, which may limit legal rights and remedies available to a Fund and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. Sovereign debt of emerging countries may be in default or present a greater risk of default, the risk of which is heightened given the current conditions. These risks are heightened for investments in frontier markets.

The Sub-Adviser has broad discretion to identify countries that it considers to qualify as “emerging markets.” In determining whether a country is an emerging market, the Sub-Adviser may take into account specific or general factors that the Sub-Adviser deems to be relevant, including interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and/or legal, social and political developments, as well as whether the country is considered to be emerging or developing by supranational organizations such as the World Bank, the United Nations or other similar entities. Emerging market countries generally will include countries with low gross national product per capita and the potential for rapid economic growth

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and are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America.

Foreign Currency Risk

The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Sovereign Debt Risk

Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves.

Common Equity Securities Risk

The Fund may invest up to 50% of its total assets in Common Equity Securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Common Equity Securities’ prices fluctuate for a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market, and broader domestic and international political and economic events. The prices of Common Equity Securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The prices of Common Equity Securities are also sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of Common Equity Securities to which the Fund has exposure. At times, stock markets can be volatile and stock prices can change substantially. While

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broad market measures of Common Equity Securities have historically generated higher average returns than Income Securities, Common Equity Securities have also experienced significantly more volatility in those returns. Common Equity Securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers. Equity securities are currently experiencing heightened volatility and therefore, the Fund’s investments in equity securities are subject to heightened risks related to volatility. Dividends on Common Equity Securities which the Fund may hold are not fixed but are declared at the discretion of the issuer’s board of directors. There is no guarantee that the issuers of the Common Equity Securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Risks Associated with the Fund’s Covered Call Option Strategy

The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its covered call option strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The Fund may write call options on individual securities, securities indices, exchange-traded funds (“ETFs”) and baskets of securities. The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time or on expiration, depending on the terms. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required under current regulatory requirements, cash or cash equivalents in such amount are segregated by the Fund’s custodian or earmarked on the Fund’s books and records). As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. For certain types of options, the writer of the option will have no control over the time when it may be required to fulfill its obligation under the option. A call option is “uncovered” if the Fund does not own the instrument underlying the call and does not have an absolute right to acquire the security without additional cash consideration.

There can be no assurance that a liquid market will exist if and when the Fund seeks to close out an option position. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

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The Fund may purchase and write exchange-listed and OTC options. Options written by the Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in several respects. They are transacted directly with the dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. OTC options are subject to heightened counterparty, credit, liquidity and valuation risks. The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The hours of trading for options may not conform to the hours during which the underlying securities are traded. The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.

The Fund may purchase and write covered put options. A put option is “covered” if the fund segregates cash or cash equivalents in an amount equal to the exercise price with the Fund’s custodian. As a seller of covered put options, the Fund bears the risk of loss if the value of the underlying instrument declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the instrument underlying the put option at a price greater than the market price of the instrument at the time of exercise plus the put premium the Fund received when it wrote the option. The Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option; however, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Risks of Real Property Asset Companies

The Fund may invest in Income Securities and Common Equity Securities issued by Real Property Asset Companies. Because of the Fund’s ability to make indirect investments in real estate and in the securities of companies in the real estate industry, it is subject to risks associated with the direct ownership of real estate, including declines in the value of real estate; general and local economic conditions; increased competition; and changes in interest rates. Because of the Fund’s ability to make indirect investments in natural resources and physical commodities, and in Real Property Asset Companies engaged in oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services, forest products, chemicals, coal, alternative energy sources and environmental services, as well as related transportation companies and equipment manufacturers, the Fund is subject to risks associated with such real property assets, including supply and demand risk, depletion risk, regulatory risk and commodity pricing risk.

Risks of Personal Property Asset Companies

The Fund may invest in Income Securities and Common Equity Securities issued by Personal Property Asset Companies which invest in personal property such as special situation transportation assets (e.g., railcars, airplanes and ships) and collectibles (e.g., antiques, wine and

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fine art). The risks of special situation transportation assets include cyclicality of supply and demand for transportation assets and risk of decline in the value of transportation assets and rental values. The risks of collectible assets include the difficulty in valuing collectible assets, the relative illiquidity of collectible assets, the prospects of forgery or the inability to assess the authenticity of collectible assets and the high transaction and related costs of purchasing, selling and safekeeping collectible assets.

Private Securities Risk

The Fund may invest in privately issued Income Securities and Common Equity Securities of Private Securities. Private Securities have additional risk considerations than investments in comparable public investments. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Sub-Adviser’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Certain Private Securities may be illiquid. Because there is often no readily available trading market for Private Securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Private Securities are also more difficult to value. Valuation may require more research, and elements of judgment may play a greater role in the valuation of Private Securities as compared to public securities because there is less reliable objective data available. Private Securities that are debt securities generally are of below-investment grade quality, frequently are unrated and present many of the same risks as investing in below-investment grade public debt securities. Investing in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.

Investment Funds Risk

As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing up to 30% of its total assets in Investment Funds. These investments include open-end funds, closed-end funds, exchange-traded funds and business development companies as well as other pooled investment vehicles. Investments in Investment Funds present certain special considerations and risks not present in making direct investments in Income Securities and Common Equity Securities. Investments in Investment Funds subject the Fund to the risks affecting such Investment Funds and involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investment in another Investment Fund are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expense and fee layering. Fees charged by other Investment Funds in which the Fund invests may be similar to the fees charged by the Fund and can include asset-based management fees and administrative fees payable to such entities’ advisers and managers, thus resulting in duplicative fees. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ Financial Leverage, thereby adding additional expense and increasing volatility and risk (including the Fund's overall exposure to financial leverage risk). Fees

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payable to advisers and managers of Investment Funds may include performance-based incentive fees calculated as a percentage of profits. Such incentive fees directly reduce the return that otherwise would have been earned by investors over the applicable period. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in Investment Funds frequently expose the Fund to an additional layer of Financial Leverage. Investments in Investment Funds expose the Fund to additional management risk. The success of the Fund’s investments in Investment Funds will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Fund to incur losses or to miss profit opportunities. While the Sub-Adviser will seek to evaluate managers of Investment Funds and where possible independently evaluate the underlying assets, a substantial degree of reliance on such entities’ managers is nevertheless present with such investments.

In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company (which, in certain instances, may also limit a fund’s ability to invest in certain types of structured finance vehicles). These changes include, among other things, amendments to the existing regulatory framework, the adoption of new Rule 12d1-4 under the 1940 Act, and the rescission of certain exemptive relief issued by the SEC permitting such investments in excess of statutory limits and the withdrawal of certain related SEC staff no-action letters. These changes and actions may adversely impact the Fund’s investment strategies and operations, as well as those of the underlying investment vehicles in which the Fund invests or other funds that invest in the Fund.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the purchasing power and value of money. As inflation increases, the real value of the Common Shares and distributions can decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change), and the Fund’s investments may not keep pace with inflation, which would adversely affect the Fund. This risk is significantly elevated compared to normal conditions because of recent monetary policy measures and the current low interest rate environment. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of Financial Leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

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Market Discount Risk

The Fund’s Common Shares have traded both at a premium and at a discount in relation to net asset value. The Fund cannot predict whether the Common Shares will trade in the future at a premium or discount to net asset value. The Fund’s Common Shares have recently traded at a premium to net asset value per share, which may not be sustainable. If the Common Shares are trading at a premium to net asset value at the time you purchase Common Shares, the net asset value per share of the Common Shares purchased will be less than the purchase price paid. Shares of closed-end investment companies frequently trade at a discount from net asset value, but in some cases have traded above net asset value. The risk of the Common Shares trading at a discount is a risk separate from the risk of a decline in the Fund’s net asset value as a result of the Fund’s investment activities. The Fund’s net asset value will be reduced immediately following an offering of the Common Shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. The Fund may, from time to time, seek the consent of Common Shareholders to permit the issuance and sale by the Fund of Common Shares at a price below the Fund’s then current net asset value, subject to certain conditions, and such sales of Common Shares at price below net asset value, if any, may increase downward pressure on the market price for Common Shares. These sales, if any, also might make it more difficult for the Fund to sell additional Common Shares in the future at a time and price it deems appropriate.

Whether a Common Shareholder will realize a gain or loss upon the sale of Common Shares depends upon whether the market value of the Common Shares at the time of sale is above or below the price the Common Shareholder paid, taking into account transaction costs for the Common Shares, and is not directly dependent upon the Fund’s net asset value. Because the market value of the Common Shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors outside the Fund’s control, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value, or at, below or above the public offering price for the Common Shares. Common Shares of the Fund are designed primarily for long-term investors; investors in Common Shares should not view the Fund as a vehicle for trading purposes.

Dilution Risk

The voting power of current Common Shareholders will be diluted to the extent that current Common Shareholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended, the Fund’s per Common Share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells Common Shares at a price below net asset value pursuant to the consent of Common Shareholders, shareholders will experience a dilution of the aggregate net asset value per Common Share because the sale price will be less than

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the Fund’s then-current net asset value per Common Share. Similarly, were the expenses of the offering to exceed the amount by which the sale price exceeded the Fund’s then current net asset value per Common Share, shareholders would experience a dilution of the aggregate net asset value per Common Share. This dilution will be experienced by all shareholders, irrespective of whether they purchase Common Shares in any such offering.

Financial Leverage Risk

The Fund may seek to enhance the level of its current distributions by utilizing financial leverage through the issuance of preferred shares, through borrowing or the issuance of commercial paper or other forms of debt, through reverse repurchase agreements, dollar rolls or similar transactions, derivatives transactions or through a combination of the foregoing (collectively “Financial Leverage”). Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund’s return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

Financial Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses Financial Leverage. As a result, Financial Leverage may cause greater changes in the Fund’s NAV and returns than if Financial Leverage had not been used. The Fund will also have to pay interest on its indebtedness, if any, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment, which would negatively affect the performance of the Fund.

Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of NAV and market price of and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on indebtedness or in the dividend rate on any preferred shares that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.

It is also possible that the Fund will be required to sell assets, possibly at a loss (or at a gain which could give rise to corporate level tax), in order to redeem or meet payment obligations on any leverage. Such a sale would reduce the Fund’s NAV and also make it difficult for the NAV to recover. The Fund in its best judgment nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

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Because the fees received by the Adviser are based on the Managed Assets of the Fund (including the proceeds of any Financial Leverage), the Adviser has a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Adviser and the Common Shareholders. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee. In order to manage this conflict of interest, the Board receives regular reports from the Adviser regarding the Fund’s use of Financial Leverage and the effect of Financial Leverage on the management of the Fund’s portfolio and the performance of the Fund.

Indebtedness may subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Indebtedness by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such indebtedness. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. The counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities or other assets transferred to another party or the securities or other assets in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of the Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield and the amount of exempt-interest dividends that may be paid by the Fund.

The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security (but not the same security) for settlement at a later date. The Fund gives up the principal and interest payments on the security, but may invest the sale proceeds, during the “roll period.” When a Fund enters into a dollar roll transaction, any fluctuation in the market value of the security transferred or the securities in which the sales proceeds are invested can affect the market value of the Fund’s assets, and therefore, the Fund’s NAV. Successful use of dollar rolls may depend upon the Sub-Adviser’s ability to correctly

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predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. Dollar roll transactions may sometimes be considered to be the practical equivalent of borrowing and constitute a form of leverage. Dollar roll transactions also involve the risk that the market value of the securities a Fund is required to deliver may decline below the agreed upon repurchase price of those securities. In addition, in the event that a Fund’s counterparty becomes insolvent or otherwise unable or unwilling to perform its obligations, the Fund’s use of the proceeds may become restricted pending a determination as to whether to enforce the Fund’s obligation to purchase the substantially similar securities.

The Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. Under current regulatory requirements, to the extent the terms of any such transaction obligate the Fund to make payments, to mitigate leveraging risk and otherwise comply with regulatory requirements, the Fund must segregate or earmark liquid assets to meet its obligations under, or otherwise cover, the transactions that may give rise to this risk. Securities so segregated or designated as “cover” will be unavailable for sale by the Adviser (unless replaced by other securities qualifying for segregation or cover requirements), which may adversely affect the ability of the Fund to pursue its investment objective.

The Fund may have Financial Leverage outstanding during a short term period during which such Financial Leverage may not be beneficial to the Fund if the Fund believe that the long-term benefits to Common Shareholders of such Financial Leverage would outweigh the costs and portfolio disruptions associated with redeeming and reissuing such Financial Leverage. However, there can be no assurance that the Fund’s judgment in weighing such costs and benefits will be correct.

Recent economic and market events have contributed to severe market volatility and caused severe liquidity strains in the credit markets. If dislocations in the credit markets continue, the Fund’s leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions on Common Shares at historical levels and Common Shareholders will bear any costs associated with selling portfolio securities.

The Fund’s total Financial Leverage may vary significantly over time. To the extent the Fund increases its amount of Financial Leverage outstanding, it will be more exposed to these risks. The Fund may also be exposed to the risks associated with Financial Leverage through its investments in Investment Funds.

Derivatives Transactions Risk

The Fund may engage in various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The use of derivatives transactions to earn income or enhance total return may be particularly speculative. Certain derivatives transactions may have economic characteristics similar to leverage, in that relatively small market movements may result in large changes in the value of an investment. Certain

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derivatives transactions that involve leverage can result in losses that greatly exceed the amount originally invested. Derivatives transactions utilizing instruments denominated in foreign currencies will expose the Fund to foreign currency risk. To the extent the Fund enters into derivatives transactions to hedge exposure to foreign currencies, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. Derivatives transactions involve risks of mispricing or improper valuation, and the documentation governing a derivative instrument or transaction may be unfavorable or ambiguous. Derivatives transactions may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivative instruments, limit or restrict the ability of the Fund to use certain derivative instruments or transact with certain counterparties as a part of its investment strategy, increase the costs of using derivative instruments or make derivative instruments less effective. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if the Sub-Adviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited.

In connection with certain derivatives transactions, under current regulatory requirements, to the extent the terms of any such transaction obligate the Fund to make payments, the Fund may be required to segregate liquid assets or otherwise cover such transactions. The Fund also may be required to deposit amounts as premiums or to be held in margin accounts. Such amounts may not otherwise be available to the Fund for investment purposes. The Fund may earn a lower return on its portfolio than it might otherwise earn if it did not have to segregate assets in respect of, or otherwise cover, its derivatives transactions positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions. Participation in derivatives market transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Sub-Adviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Additional risks inherent in the use of derivatives include:

• dependence on the Sub-Adviser’s ability to predict correctly movements in the direction of interest rates, securities prices or other underlying instruments;

• imperfect correlation between the value of such instruments and the underlying assets;

• the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

• the possible absence of a liquid secondary market for any particular instrument at any time;

• the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

• the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so; and

• the creditworthiness and possible default of counterparties.

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The use of derivatives may also expose the Fund to other risks in addition to and greater than those associated with investing directly in the instruments underlying those derivatives. The use of such derivatives may also expose the Fund to the performance of securities that the Fund does not own.

Certain of the derivatives in which the Fund may invest are traded (and privately negotiated) in the OTC market. OTC derivatives are complex and often valued subjectively, which exposes the Fund to heightened liquidity, mispricing and valuation risks. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. In addition, OTC derivative instruments are often highly customized and tailored to meet the needs of the Funds and their trading counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, a Fund is subject to counterparty credit risk with respect to such derivative contracts. Certain derivatives are subject to mandatory exchange trading and/or clearing, which exposes a Fund to the credit risk of the clearing broker or clearinghouse. While exchange trading and central clearing are intended to reduce counterparty credit risk and to increase liquidity, they do not make derivatives transactions risk-free.

Certain derivatives may be traded on foreign exchanges. The markets for certain derivatives, including those located in certain foreign countries, are relatively new and still developing, which may expose the Fund to increased counterparty credit and liquidity risks. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. Exchanges on which such derivatives are traded may impose limits on the positions that the Fund may take in certain circumstances.

In October 2020, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the Fund’s asset segregation and cover practices discussed herein. The final rule requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception that is included in the final rule. Under the final rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities

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representing indebtedness when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the new rule regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. Compliance with these new requirements will be required after an eighteen-month transition period. Following the compliance date, these requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Swap Risk

Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant or swap execution facility and/or cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may enter into swap transactions, including credit default swaps, total return swaps, index swaps, currency swaps, commodity swaps and interest rate swaps, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. The Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities which is speculative, or to hedge a position.

Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, largely due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund may be less favorable than it would have been if these investment techniques were not used. Such transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. Swaps are subject to valuation, liquidity and leveraging risks and could result in substantial losses to the Fund.

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Total return swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap. Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder.

When the Fund acts as a seller of a credit default swap agreement with respect to a debt security, it is subject to the risk that an adverse credit event may occur with respect to the issuer of the debt security and the Fund may be required to pay the buyer the full notional value of the debt security under the swap net of any amounts owed to the Fund by the buyer under the swap (such as the buyer’s obligation to deliver the debt security to the Fund). As a result, the Fund bears the entire risk of loss due to a decline in value of a referenced debt security on a credit default swap it has sold if there is a credit event with respect to the issuer of the security. If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.

The swap market has become more standardized in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.

As a result, some swaps have become relatively liquid. Although the swap market has become liquid, certain types of derivatives products, such as caps, floors and collars may be less liquid than swaps in general. Swaps are subject to new federal legislation implemented through rulemaking by the SEC and the Commodity Futures Trading Commission (“CFTC”). Further regulatory developments in the swap market may adversely impact the swap market generally or the Fund’s ability to use swaps.

Counterparty Risk

Counterparty risk is the risk that a counterparty to a Fund transaction (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform, the risk of which is particularly acute under current conditions) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty.

The Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions (such as the current conditions), increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties’ other trading partners or borrowers.

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Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

U.S. Government Securities Risk

Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States government; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity (“GSE”); (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities may not be backed by the full faith and credit of the United States government. Any downgrades of the U.S. credit rating could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all debt generally. The value of U.S. government obligations may be adversely affected by changes in interest rates. It is possible that the issuers of some U.S. government securities will not have the funds to timely meet their payment obligations in the future and there is a risk of default. For certain agency and GSE issued securities, there is no guarantee the U.S. government will support the agency or GSE if it is unable to meet its obligations.

UK Departure from EU (“Brexit”) Risk

On January 31, 2020, the United Kingdom officially withdrew from the European Union (“EU”) and the two sides entered into a transition period, during which period EU law continued to apply in the UK. The transition period ended on December 31, 2020. On December 30, 2020, the UK and the EU signed an agreement on the terms governing certain aspects of the EU’s and the United Kingdom’s relationship following the end of the transition period, the EU-UK Trade and Cooperation Agreement (the “TCA”). Notwithstanding the TCA, there is likely to be considerable uncertainty as to the UK’s post-transition framework, and in particular as to the arrangements which will apply to the UK’s relationships with the EU and with other countries, which is likely to continue to develop and could result in increased volatility and illiquidity and potentially lower economic growth. The political divisions surrounding Brexit within the United Kingdom, as well as those between the UK and the EU, may also have a destabilizing impact on the economy and currency of the United Kingdom and the EU. Any further exits from member states of the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

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In addition to the effects on the Fund’s investments in European issuers, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s other investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and as the UK determines which EU laws to replace or replicate. In addition, Brexit could lead to further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like the Fund), prejudice to financial services businesses that are conducting business in the EU and which are based in the UK, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Brexit. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition.

Redenomination Risk

The result of Brexit, the progression of the European debt crisis and the possibility of one or more Eurozone countries exiting the European Monetary Union (“EMU”), or even the collapse of the euro as a common currency, has created significant volatility in currency and financial markets generally. The effects of the collapse of the euro, or of the exit of one or more countries from the EMU, on the U.S. and global economies and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Legislation and Regulation Risk

At any time after the date hereof, U.S. and non-U.S. governmental agencies and other regulators may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These

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regulations and laws impact the investment strategies, performance, costs and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are taxed.

LIBOR Risk

The terms of many investments, financings or other transactions in the U.S. and globally have been historically tied to interbank reference rates (referred to collectively as the “London Interbank Offered Rate” or “LIBOR”), which function as a reference rate or benchmark for such investments, financings or other transactions. LIBOR may be a significant factor in determining payment obligations under derivatives transactions, the cost of financing of Fund investments or the value or return on certain other Fund investments. As a result, LIBOR may be relevant to, and directly affect, the Fund’s performance.

On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. On March 5, 2021, the FCA and the LIBOR administrator announced that most tenors and settings of LIBOR will be officially discontinued on December 31, 2021 and the most widely used U.S. dollar LIBOR tenors will be discontinued on June 30, 2023 and that such LIBOR rates will no longer be sufficiently robust to be representative of their underlying markets around that time. Various financial industry groups have begun planning for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBORs with certain adjustments). However, there are challenges to converting contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The transition process might lead to increased volatility and illiquidity in markets for instruments with terms tied to LIBOR. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Although some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology or increased costs for certain LIBOR-related instruments or financing transactions, others may not have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Instruments that include robust fallback provisions to facilitate the transition from LIBOR to an alternative reference rate may also include adjustments that do not adequately compensate the holder for the different characteristics of the alternative reference rate. The result may be that the fallback provision results in a value transfer from one party to the instrument to the counterparty. Additionally, because such provisions may differ across instruments (e.g., hedges versus cash positions hedged), LIBOR’s cessation may give rise to basis risk and render hedges less effective. As the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects and related adverse conditions could occur prior to the end of some

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LIBOR tenors in 2021 or the remaining LIBOR tenors in mid-2023. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and the possible renegotiation of existing contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Fund investments may also be tied to other interbank offered rates and currencies, which also will face similar issues. In many cases, in the event that an instrument falls back to an alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”), the alternative reference rate will not perform the same as LIBOR because the alternative reference rates do not include a credit sensitive component in the calculation of the rate. The alternative reference rates are generally secured by U.S. treasury securities and will reflect the performance of the market for U.S. treasury securities and not the inter-bank lending markets. In the event of a credit crisis, floating rate instruments using alternative reference rates could therefore perform differently than those instruments using a rate indexed to the inter-bank lending market.

The state of New York recently adopted legislation that would require LIBOR-based contracts that do not include a fallback to a rate other than LIBOR or an inter-bank quotation poll to use a SOFR based rate plus a spread adjustment. Pending legislation in the U.S. Congress may also affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments with no LIBOR transition language to an alternative reference rate selected by such agents. The New York statute and the federal legislative proposal includes safe harbors from liability, which may limit the recourse the Fund may have if the alternative reference rate does not fully compensate the Fund for the transition of an instrument from LIBOR. If enacted, the federal legislation may also preempt the New York state law, which may create uncertainty to the extent a party has sought to rely on the New York statute to select a replacement benchmark rate.

These developments could negatively affect financial markets in general and present heightened risks, including with respect to the Fund’s investments. As a result of this uncertainty and developments relating to the transition process, the Fund and its investments may be adversely affected.

Recent Market Developments Risk

Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

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Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

The outbreak of COVID-19 and the current recovery underway has caused disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates and higher inflation. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund.

Increasing Government and other Public Debt Risk

Government and other public debt, including municipal obligations in which the Fund invests, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Fund that rely on such payments. Extraordinary governmental and quasigovernmental responses to the current economic, market, labor and public health conditions are significantly increasing government and other public debt, which heighten these risks and the long term consequences of these actions are not known. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during

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economic downturns or can lead to increases in inflation or generate or contribute to an economic downturn.

When-Issued and Delayed Delivery Transactions Risk

Securities purchased on a when-issued or delayed delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund generally will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date.

Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Short Sales Risk

The Fund may make short sales of securities. Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited and is greater than a direct investment in the security itself because the price of the borrowed or reference security may rise. A Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced, which will be expenses of the Fund. Short sales also subject a Fund to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations. Government actions also may affect the Funds’ ability to engage in short selling. The use of physical short sales is typically more expensive than gaining short exposure through derivatives.

Repurchase Agreement Risk

A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. The Fund may accept a wide variety of underlying securities as collateral for repurchase agreements entered into by the Fund. Rule 5b-3 under the 1940 Act, stipulates that if a repurchase agreement entered into by a fund is “collateralized fully,” the repurchase agreement is deemed a transaction in the underlying securities and not a separate security issued to the fund by the selling institution. In

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order for the repurchase agreement to qualify as “collateralized fully,” the collateral must consist solely of cash items, government securities, securities that are rated in the highest rating category by at least two NRSROs (or one NRSRO, if that is the only such NRSRO which has issued a rating on the security) or unrated securities which the Adviser deems to be of comparable quality. However, the Fund may accept collateral in respect of repurchase agreements which do not meet the above criteria, and in such event the repurchase agreement will not be considered “collateralized fully” for purposes of Rule 5b-3. Accepting collateral beyond the criteria of Rule 5b-3 exposes the Fund to two categories of risks. First, because the Fund’s repurchase agreements which are secured by such collateral are not “collateralized fully” under Rule 5b-3, the repurchase agreement is considered a separate security issued by the selling institution to the Fund. Accordingly, in addition to the risks of a default or bankruptcy of the selling institution, the Fund must include repurchase agreements that are not “collateralized fully” under Rule 5b-3 in its calculations of securities issued by the selling institution held by the Fund for purposes of various diversification and concentration requirements applicable to the Fund. In particular, to the extent a selling institution is a “securities related business” for purposes of Section 12(d)(3) of the 1940 Act and Rule 12d3-1 thereunder, the Fund would not be permitted to hold more than 5% of its total assets in securities issued by the selling institution, including repurchase agreements that are not “collateralized fully” under Rule 5b-3. While this limitation (as well as other applicable limitations arising under concentration and diversification requirements) limits the Fund’s exposure to each such selling institution, the Fund will be required to monitor its holdings of such securities and ensure that it complies with the applicable limitations. Second, the collateral underlying a repurchase agreement that is not “collateralized fully” under Rule 5b-3 may not qualify as permitted or appropriate investments for the Fund under the Fund’s investment strategies and limitations. Accordingly, if a selling institution defaults and the Fund takes possession of such collateral, the Fund may need to promptly dispose of such collateral (or other securities held by the Fund, if the Fund exceeds a limitation on a permitted investment by virtue of taking possession of the collateral). In cases of market turmoil (which may be associated with a default or bankruptcy of a selling institution), the Fund may have more difficulty than anticipated in selling such securities and/or in avoiding a loss on the sale of such securities. This risk may be more acute in the case of a selling institution’s insolvency or bankruptcy, which may restrict the Fund’s ability to dispose of collateral received from the selling institution. The Adviser follows various procedures to monitor the liquidity and quality of any collateral received under a repurchase agreement (as well as the credit quality of each selling institution) designed to minimize these risks, but there can be no assurance that the procedures will be successful in doing so.

Securities Lending Risk

The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities

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loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Risk of Failure to Qualify as a RIC

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources, meet certain asset diversification tests and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

Conflicts of Interest Risk

Guggenheim is a global asset management and investment advisory organization. Guggenheim and its affiliates advise clients in various markets and transactions and purchase, sell, hold and recommend a broad array of investments for their own accounts and the accounts of clients and of their personnel and the relationships and products they sponsor, manage and advise. Accordingly, Guggenheim and its affiliates may have direct and indirect interests in a variety of global markets and the securities of issuers in which the Fund may directly or indirectly invest. These interests may cause the Fund to be subject to regulatory limits, and in certain circumstances, these various activities may prevent the Fund from participating in an investment decision. As a result, activities and dealings of Guggenheim and its affiliates may affect the Fund in ways that may disadvantage or restrict the Fund or be deemed to benefit Guggenheim and its affiliates. From time to time, conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940 (the “Advisers Act”) and the requirements of the 1940 Act, the Adviser may have to allocate a limited investment opportunity among its clients. The other accounts might also have different investment objectives or strategies than the Fund. In addition, the Fund may be limited in its ability to invest in, or hold securities of, any companies that the Adviser or its affiliates (or other accounts managed by the Adviser or its affiliates) control, or companies in which the Adviser or its affiliates have interests or with whom they do business. For example, affiliates of the Adviser may act as underwriter, lead agent or administrative agent for loans or otherwise participate in the market for loans. Because of limitations imposed by applicable law, the presence of the Adviser’s affiliates in the markets for loans may restrict the Fund’s ability to acquire some loans or affect the timing or price of such acquisitions. To address these conflicts, the Fund and Guggenheim and its affiliates have established

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various policies and procedures that are reasonably designed to detect and prevent such conflicts and prevent the Fund from being disadvantaged.

Market Disruption and Geopolitical Risk

The Fund does not know and cannot predict how long securities markets may be affected by geopolitical events and the effects of these events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested and the risks associated with financial, economic, health, labor and other global market developments and disruptions.

Technology Risk

As the use of Internet technology has become more prevalent, the Fund and its service providers and markets generally have become more susceptible to potential operational risks related to intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity. There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce technology and cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund.

Cyber Security Risk

As in other parts of the economy, the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures and services on which the Fund or its service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions. Cyber incidents, which can be perpetrated by a variety of means, may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the operations of the Fund or its service providers. A cyber incident or sudden market disruption could adversely impact the Fund, its service providers or its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting the Fund’s ability to calculate its NAV or other data, causing the release of private or confidential information, impeding trading, causing reputational damage, and subjecting the Fund to fines, penalties or financial losses or otherwise adversely affecting the operations, systems and activities of the Fund, its service providers

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and market intermediaries. These types of adverse consequences could also result from other operational disruptions or failures arising from, for example, processing errors, human errors, and other technological issues. In each case, the Fund’s ability to calculate its NAV correctly, in a timely manner or process trades or Fund or shareholder transactions may be adversely affected, including over a potentially extended period. The Fund and its service providers may directly bear these risks and related costs. The Fund and its service providers are continuing to experience the impacts of quarantines and similar measures being enacted by governments in response to COVID-19, which have obstructed the regular functioning of business workforces (including requiring employees to work from external locations and their homes). Accordingly, the risks described above are heightened under current conditions.

ANTI-TAKEOVER PROVISIONS

The Fund’s Agreement and Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.

EFFECTS OF LEVERAGE

Assuming that the Fund’s total Financial Leverage represented approximately 30% of the Fund’s Managed Assets (based on the Fund’s outstanding Financial Leverage of $373,828,201) and interest costs to the Fund at a combined average annual rate of 0.69% (based on the Fund’s average annual leverage costs for the fiscal year ended May 31, 2021) with respect to such Financial Leverage, then the incremental income generated by the Fund’s portfolio (net of estimated expenses including expenses related to the Financial Leverage) must exceed approximately 0.21% to cover such interest specifically related to the debt. These numbers are merely estimates used for illustration. Actual interest rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished pursuant to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. The table further reflects the issuance of Financial Leverage representing approximately 30% of the Fund’s Managed Assets. The table does not reflect any offering costs of Common Shares or Borrowings.

Assumed portfolio total return (net of expenses)	(10.00%)	(5.00%)	0.00%	5.00%	10.00%
Common Share total return	(14.55%)	(7.42%)	(0.29%)	6.83%	13.96%

Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after

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paying the carrying cost of Financial Leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. This table reflects the hypothetical performance of the Fund’s portfolio and not the performance of the Fund’s Common Shares, the value of which will be determined by market and other factors.

During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund’s Managed Assets which may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders. Because the Financial Leverage costs will be borne by the Fund at a specified rate, only the Fund’s Common Shareholders will bear the cost of the Fund’s fees and expenses. The Fund generally will not use Financial Leverage if the Adviser and the Sub-Adviser anticipate that such use would result in a lower return to Common Shareholders for any significant amount of time.

INTEREST RATE TRANSACTIONS

In connection with the Fund’s anticipated use of Financial Leverage, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligation on the Fund’s Financial Leverage. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund’s Financial Leverage.

The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of Financial Leverage.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund’s receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily. The Fund will treat such amounts as illiquid.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate instruments could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in

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interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and could thus result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Common Shares by limiting the Fund’s maximum leverage expense.

Buying interest rate caps could also decrease the net earnings of the Common Shares if the premium paid by the Fund to the counterparty exceeds the additional cost of the Financial Leverage that the Fund would have been required to pay had it not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the costs of the Financial Leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Adviser will regularly monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

The Fund may choose or be required to prepay Indebtedness. Such a prepayment would likely result in the Fund’s seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if

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the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:

1.	Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.
2.	Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.
3.	Invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry, except that this policy shall not apply to securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions.
4.	Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.
5.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.
6.	Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund’s total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

The Fund is a diversified, closed-end management investment company and will not invest in a manner inconsistent with its classification as a “diversified company” as provided by the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act or an exemption or other relief applicable to the Fund from provisions of the 1940 Act. Under the 1940 Act, a “diversified company” may not with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding securities of any

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one issuer. The Fund’s classification as a diversified management investment company cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class.

For purposes of applying the limitation set forth in subparagraph (3) above to securities that have a security interest or other collateral claim on specified underlying collateral (such as asset-backed securities, mortgage-backed securities and collateralized debt and loan obligations) the Fund will determine the industry classifications of such investments based on the Sub-Adviser’s evaluation of the risks associated with the collateral underlying such investments.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 171

FUND INFORMATION	May 31, 2021

Board of Trustees
Randall C. Barnes
Angela Brock-Kyle
Amy J. Lee*
Thomas F. Lydon Jr.
Ronald A. Nyberg
Sandra G. Sponem
Ronald E. Toupin, Jr.,
Chairman

* This Trustee is an “interested person” (as
defined in Section 2(a)(19) of the 1940 Act)
(“Interested Trustee”) of the Fund because of
her affiliation with Guggenheim Investments.

Principal Executive Officers
Brian E. Binder
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Vice President and Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer

Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA

Administrator and Accounting Agent
MUFG Investor Services (US), LLC
Rockville, MD

Custodian
The Bank of New York Mellon Corp.
New York, NY

Legal Counsel
Dechert LLP
Washington, D.C.

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Tysons, VA

172 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FUND INFORMATION continued	May 31, 2021

Privacy Principles of Guggenheim Strategic Opportunities Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Strategic Opportunities Fund?

• If your shares are held in a Brokerage Account, contact your Broker.

• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is provided to shareholders of Guggenheim Strategic Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form may apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/gof or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for the reporting periods ended prior to August 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gof.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 173

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ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(07/21)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GOF-AR-0521

Item 2. Code of Ethics.

(a)       The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)       No information need be disclosed pursuant to this paragraph.

(c)       The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)       The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)       Not applicable.

(f)       (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

(2) Not applicable.

(3) Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of

Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $97,616 and $97,616 for the fiscal years ended May 31, 2021, and May 31, 2020, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, were $24,000 and $28,000 for the fiscal years ended May 31, 2021, and May 31, 2020, respectively.

The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $14,211 and $15,241 for the fiscal years ended May 31, 2021, and May 31, 2020, respectively.

The registrant’s principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0 for the fiscal years ended May 31, 2021, and May 31, 2020, respectively.

The registrant’s principal accountant did not bill for services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(e) Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections V.B.2 and V.B.3 of the registrant’s audit committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

 V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

          Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services

•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis

o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)	For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)	All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)	The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3.       Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)	For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)       The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $38,211 and $43,241 for the fiscal years ended May 31, 2021, and May 31, 2020, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the registrant is composed of: Randall C. Barnes; Angela Brock-Kyle; Thomas F. Lydon, Jr.; Ronald A. Nyberg; Sandra G. Sponem; and Ronald E. Toupin, Jr.

(b) Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”). Guggenheim’s proxy voting policies and procedures are included as Exhibit (c) hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio.  GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of May 31, 2020:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CIO	2007	Guggenheim Partners Investment Management, LLC: Global CIO – 2005–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 1998–Present.
Anne B. Walsh, CFA, FLMI – Senior Managing Director and Assistant CIO	2007	Guggenheim Partners Investment Management, LLC: Senior Managing Director and Assistant CIO – 2007–2021; Managing Partner and CIO- Fixed Income - 2021- Present

Steven Brown – Managing Director	2017	Guggenheim Partners Investment Management, LLC Senior Managing Director 2019- Present;Managing Director – 2016 to 2019; Guggenheim Partners Investment Management, LLC – Director 2014 to 2016; Guggenheim Partners Investment Management, LLC – Vice President 2013 to 2014; Senior Associate 2012 to 2013.
Adam Bloch – Director	2018	Guggenheim Partners Investment Management, LLC: Managing Director 2019- Present; Director – 2015- 2019; Vice President – 2014-2015; Senior Associate – 2013-2014; Associate – 2012-2013. Bank of America Merrill Lynch: Associate – 2011-2012.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of May 31, 2020:

Scott Minerd:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	10	$12,153,041,292	0	$0
Other pooled investment vehicles	59	$14,869,525,793	37	$10,169,851,891
Other accounts	136	$175,185,325,306	12	$5,399,132,067

Anne B. Walsh:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	17	$46,412,812,981	0	$0
Other pooled investment vehicles	5	$3,556,516,475	3	$2,736,341,207
Other accounts	90	$162,841,062,889	2	$166,839,437

Steven Brown:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	17	$46,466,637,278	0	0
Other pooled investment vehicles	5	$3,556,516,475	3	$2,736,341,207
Other accounts	28	$18,696,446,764	2	$166,839,437

Adam Bloch:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	22	$45,750,819,798	0	$0
Other pooled investment vehicles	5	$3,556,516,475	3	$2,736,341,207
Other accounts	28	$18,696,446,764	2	$166,839,437

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates the portfolio managers for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of May 31, 2021:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd	None
Anne B. Walsh	$100,001-$500,000
Steven Brown	None
Adam Bloch	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The registrant has not participated in securities lending activities during the period covered by this report.

(b) Not applicable

Item 13. Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3) Not applicable.

(b)        Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)       Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Strategic Opportunities Fund

By: /s/ Brian Binder

Name: Brian Binder

Title: President and Chief Executive Officer

Date: August 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Brian Binder

Name: Brian Binder

Title: President and Chief Executive Officer

Date: August 6, 2021

By: /s/ John L. Sullivan

Name: John L. Sullivan

Title: Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: August 6, 2021